                             ALLMERICA SELECT LIFE
         (INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES)

Allmerica Financial Life Insurance and Annuity Company ("Company") issues the Allmerica Select Life individual flexible payment variable life insurance policies ("Policies") described in this prospectus. The Policies are funded through Allmerica Select Separate Account II ("Variable Account"), a separate investment account of the Company. The Policies permit allocations to the following funds of Allmerica Investment Trust ("Trust"), Variable Insurance Products Fund ("VIP") and T. Rowe Price International Series, Inc. ("T. Rowe Price")

(Certain Funds may not be available in all states):

FUND                                    MANAGER
Select Emerging Markets Fund                     Schroder Capital Management International Inc.
Select International Equity Fund                 Bank of Ireland Asset Management (U.S.) Limited
T. Rowe Price International Stock Portfolio      Rowe Price-Fleming International, Inc.
Select Aggressive Growth Fund                    Nicholas-Applegate Capital Management, L.P.
Select Capital Appreciation Fund                 T. Rowe Price Associates, Inc.
Select Value Opportunity Fund                    Cramer Rosenthal McGlynn, LLC
Select Growth Fund                               Putnam Investment Management, Inc.
Select Strategic Growth Fund                     Cambiar Investors, Inc.
Fidelity VIP Growth Portfolio                    Fidelity Management and Research Company
Select Growth and Income Fund                    John A. Levin & Co., Inc.
Fidelity VIP Equity-Income Portfolio             Fidelity Management and Research Company
Fidelity VIP High Income Portfolio               Fidelity Management and Research Company
Select Income Fund                               Standish, Ayer & Wood, Inc.
Money Market Fund                                Allmerica Asset Management, Inc.

Policy owners may, within limits, choose the amount of initial payment and vary the frequency and amount of future payments. The Policy allows partial withdrawals and full surrender of the Policy's surrender value, within limits. The Policies are not suitable for short-term investment because of the substantial nature of the surrender charge. If you think about surrendering the Policy, consider the lower deferred sales charges that apply during the first two years from the date of issue or an increase in face amount.

IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE POLICY. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES OF ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND AND T. ROWE PRICE INTERNATIONAL SERIES, INC. THE FIDELITY VIP HIGH INCOME PORTFOLIO MAY INVEST IN HIGHER YIELDING, HIGHER RISK, LOWER RATED DEBT SECURITIES (SEE "INVESTMENT OBJECTIVES AND POLICIES" IN THIS PROSPECTUS). INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICIES ARE OBLIGATIONS OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY AND ARE DISTRIBUTED BY ALLMERICA INVESTMENTS, INC. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR CREDIT UNION. THE POLICIES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER FEDERAL AGENCY. INVESTMENTS IN THE POLICIES ARE SUBJECT TO VARIOUS RISKS, INCLUDING THE FLUCTUATION OF VALUE AND POSSIBLE LOSS OF PRINCIPAL.

                        CORRESPONDENCE MAY BE MAILED TO
                        ALLMERICA SELECT, P.O. BOX 8179,
                             BOSTON, MA 02266-8179

                               DATED MAY 1, 1998
               440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653
                                 (508) 855-1000

                               TABLE OF CONTENTS

SPECIAL TERMS.........................................................................          4
SUMMARY...............................................................................          7
PERFORMANCE INFORMATION...............................................................         16
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND THE UNDERLYING FUNDS............         22
INVESTMENT OBJECTIVES AND POLICIES....................................................         23
INVESTMENT ADVISORY SERVICES..........................................................         25
THE POLICY............................................................................         28
  Applying for a Policy...............................................................         28
  Free-Look Period....................................................................         28
  Conversion Privilege................................................................         29
  Payments............................................................................         29
  Allocation of Net Payments..........................................................         30
  Transfer Privilege..................................................................         30
  Death Benefit.......................................................................         31
  Guaranteed Death Benefit Rider......................................................         32
  Level Option and Adjustable Option..................................................         33
  Change to Level Option or Adjustable Option.........................................         35
  Change in Face Amount...............................................................         35
  Policy Value........................................................................         36
  Payment Options.....................................................................         38
  Optional Insurance Benefits.........................................................         38
  Surrender...........................................................................         38
  Partial Withdrawal..................................................................         38
  Paid-up Insurance Option............................................................         39
CHARGES AND DEDUCTIONS................................................................         39
  Payment Expense Charge..............................................................         40
  Monthly Insurance Protection Charges................................................         40
  Charges Against or Reflected in the Assets of the Variable Account..................         42
  Surrender Charge....................................................................         43
  Partial Withdrawal Costs............................................................         44
  Transfer Charges....................................................................         44
  Charge for Change in Face Amount....................................................         44
  Other Administrative Charges........................................................         45
POLICY LOANS..........................................................................         45
  Preferred Loan Option...............................................................         45
  Loan Interest Charged...............................................................         46
  Repayment of Outstanding Loan.......................................................         46
  Effect of Policy Loans..............................................................         46
  Policies Issued in Connection with TSA Plans........................................         46
POLICY TERMINATION AND REINSTATEMENT..................................................         47
  Termination.........................................................................         47
  Reinstatement.......................................................................         47

OTHER POLICY PROVISIONS...............................................................         48
  Policy Owner........................................................................         48
  Beneficiary.........................................................................         48
  Assignment..........................................................................         48
  Limit on Right to Challenge Policy..................................................         49
  Suicide.............................................................................         49
  Misstatement of Age or Sex..........................................................         49
  Delay of Payments...................................................................         49
FEDERAL TAX CONSIDERATIONS............................................................         49
  The Company and the Variable Account................................................         49
  Taxation of the Policies............................................................         50
  Policy Loans........................................................................         50
  Policies Issued in Connection with TSA Plans........................................         50
  Modified Endowment Policies.........................................................         51
VOTING RIGHTS.........................................................................         52
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.......................................         53
DISTRIBUTION..........................................................................         54
SERVICES..............................................................................         54
REPORTS...............................................................................         54
LEGAL PROCEEDINGS.....................................................................         55
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.....................................         55
FURTHER INFORMATION...................................................................         56
MORE INFORMATION ABOUT THE FIXED ACCOUNT..............................................         56
  General Description.................................................................         56
  Fixed Account Interest..............................................................         56
  Transfers, Surrenders, Partial Withdrawals and Policy Loans.........................         56
INDEPENDENT ACCOUNTANTS...............................................................         57
FINANCIAL STATEMENTS..................................................................         57
APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE.....................................        A-1
APPENDIX B -- OPTIONAL INSURANCE BENEFITS.............................................        B-1
APPENDIX C -- PAYMENT OPTIONS.........................................................        C-1
APPENDIX D -- ILLUSTRATIONS...........................................................        D-1
APPENDIX E -- COMPUTING MAXIMUM SURRENDER CHARGES.....................................        E-1

                                 SPECIAL TERMS

AGE: how old the Insured is on the birthday closest to a Policy anniversary.

ALLMERICA FINANCIAL: Allmerica Financial Life Insurance and Annuity Company. "We," "our" and "us" and "the Company" refer to Allmerica Financial in this Prospectus.

BENEFICIARY: the person or persons you name to receive the net death benefit when the Insured dies.

DATE OF ISSUE: the date the Policy was issued, used to measure the monthly processing date, Policy months, Policy years and Policy anniversaries.

DEATH BENEFIT: the amount payable when the Insured dies prior to the final payment date, before deductions for any outstanding loan and partial withdrawals, partial withdrawal costs, and due and unpaid monthly insurance protection charges.

EVIDENCE OF INSURABILITY: information, including medical information, used to decide the Insured's underwriting class.

FACE AMOUNT: the amount of insurance coverage applied for. The initial face amount is shown in your Policy.

FINAL PAYMENT DATE: the Policy anniversary nearest the Insured's 95th birthday. After this date, no payments may be made. The net death benefit is the policy value less any outstanding loan, unless the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is in effect, the death benefit is the greater of:

    - the Face Amount as of the Final Payment Date; or

    - the Policy Value as of the date due proof of death is received by the Company.

FIXED ACCOUNT: a guaranteed account of the general account that guarantees principal and a fixed interest rate.

FUNDS (UNDERLYING FUNDS): the following investment portfolios of Allmerica Investment Trust: Select Emerging Markets Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select Growth Fund, Select Strategic Growth Fund, Select Growth and Income Fund, Select Income Fund and Money Market Fund; the following investment portfolios of Variable Insurance Products Fund: Fidelity VIP Growth Portfolio, Fidelity VIP Equity-Income Portfolio and Fidelity VIP High Income Portfolio; and the T. Rowe Price International Stock Portfolio of T. Rowe Price International Series, Inc.

GENERAL ACCOUNT: all our assets other than those held in a separate investment account.

GUIDELINE ANNUAL PREMIUM: used to compute the maximum surrender charge and illustrate accumulations in Appendix D. The guideline annual premium is the annual amount that would be payable through the final payment date for the specified Level Option death benefit. We assume that:

    - The timing and amount of payments are fixed and paid at the start of the Policy year

    - Monthly insurance protection charges are based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex policies)

    - Net investment earnings are at an annual effective rate of 5.0%

    - Fees and charges apply as set forth in the Policy and any Policy Riders

GUIDELINE MINIMUM SUM INSURED: the minimum death benefit required to qualify the Policy as "life insurance" under federal tax laws. The guideline minimum sum insured is the PRODUCT of:

    - The policy value TIMES

    - A percentage based on the Insured's age

INSURANCE PROTECTION AMOUNT: the death benefit less the policy value.

ISSUANCE AND ACCEPTANCE: the date we mail the Policy if the application or enrollment form is approved with no changes requiring your consent; otherwise, the date we receive your written consent to any changes.

LOAN VALUE: the maximum amount you may borrow under the Policy.

MINIMUM MONTHLY PAYMENT: a monthly amount shown in your Policy. If you pay this amount, we guarantee that your Policy will not lapse before the 49th monthly processing date from the Date of Issue or increase in Face Amount, within limits.

MONTHLY PROCESSING DATE: the date, shown in your Policy, when monthly insurance protection charges are deducted.

NET DEATH BENEFIT: BEFORE the Final Payment Date, the net death benefit is:

    - The death benefit under either the Level Option or Adjustable Option MINUS

    - Any outstanding loan on the Insured's death and partial withdrawals, partial withdrawal costs, and due and unpaid monthly insurance protection charges

After the final payment date, the net death benefit generally is:

    - The policy value MINUS

    - Any outstanding loan

If the Guaranteed Death Benefit Rider is in effect, after the Final Payment Date, the death benefit is the greater of:

    - the Face Amount as of the Final Payment Date; or

    - the Policy Value as of the date due proof of death is received by the Company.

NET PAYMENT: your payment less a payment expense charge.

OUTSTANDING LOAN: all unpaid Policy loans plus loan interest due or accrued.

PAID-UP INSURANCE: life insurance coverage for the life of the Insured, with no further premiums due.

POLICY CHANGE: any change in the Face Amount, the addition or deletion of a Rider, or a change in death benefit option (Level Option or Adjustable Option).

POLICY OWNER: the person who may exercise all rights under the Policy, with the consent of any irrevocable beneficiary. "You" and "your" refer to the Policy owner in this Prospectus.

POLICY VALUE: the total value of your Policy. It is the SUM of the:

    - Value of the units of the sub-accounts credited to your Policy PLUS

    - Accumulation in the fixed account credited to the Policy

PREMIUM: a payment you must make to us to keep the Policy in force.

PRINCIPAL OFFICE: our office at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: an allocation among the Fixed Account and the Sub-Accounts in the same proportion that, on the date of allocation, the Policy Value in the Fixed Account and the Policy value in each sub-account bear to the total Policy Value.

SUB-ACCOUNT: a subdivision of the variable account investing exclusively in the shares of a fund.

SURRENDER VALUE: the amount payable on a full surrender. It is the policy value less any outstanding loan and surrender charges.

UNDERWRITING CLASS: the insurance risk classification that we assign the Insured based on the information in the application or enrollment form and other evidence of insurability we consider. The Insured's underwriting class will affect the monthly insurance protection charge and the payment required to keep the Policy in force.

UNIT: a measure of your interest in a Sub-Account.

VALUATION DATE: any day on which the net asset value of the shares of any funds and unit values of any sub-accounts are computed. Valuation dates currently occur on:

    - Each day the New York Stock Exchange is open for trading

    - Other days (other than a day during which no payment, partial withdrawal or surrender of a Policy was received) when there is a sufficient degree of trading in a fund's portfolio securities so that the current net asset value of the sub-accounts may be materially affected

VALUATION PERIOD: the interval between two consecutive valuation dates.

VARIABLE ACCOUNT: Allmerica Select Separate Account II, one of our separate investment accounts.

WRITTEN REQUEST: your request in writing, satisfactory to us, received at our Principal Office.

                                    SUMMARY

WHAT IS THE POLICY'S OBJECTIVE?

The objective of the Policy is to give permanent life insurance protection and help you build assets tax-deferred. Features available through the Policy include:

    - A net death benefit that can protect your family

    - Payment options that can guarantee an income for life

    - A personalized investment portfolio

    - Experienced professional investment advisers

    - Tax deferral on earnings

While the Policy is in force, it will provide:

    - Life insurance coverage on the Insured

    - Policy value

    - Surrender rights and partial withdrawal rights

    - Loan privileges

    - Optional insurance benefits available by Rider

The Policy combines features and benefits of traditional life insurance with the advantages of professional money management. However, unlike the fixed benefits of ordinary life insurance, the policy value and the Adjustable Option death benefit will increase or decrease depending on investment results. Unlike traditional insurance policies, the Policy has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of payments ("planned payments"), the Policy will not necessarily lapse if you fail to make planned payments. Also, making planned payments will not guarantee that the Policy will remain in force.

WHO ARE THE KEY PERSONS UNDER THE POLICY?

The Policy is a contract between you and us. Each Policy has a Policy Owner
(you), an Insured (you or another individual you select) and a beneficiary. As Policy Owner, you make payments, choose investment allocations and select the Insured and beneficiary. The Insured is the person covered under the Policy. The beneficiary is the person who receives the net death benefit when the Insured dies.

WHAT HAPPENS WHEN THE INSURED DIES?

We will pay the net death benefit to the beneficiary when the Insured dies while the Policy is in effect. You may choose between two death benefit options. Under the Level Option, the death benefit is the face amount (the insurance applied for) or the guideline minimum sum insured (the minimum death benefit federal tax law requires), whichever is greater. Under the Adjustable Option, the death benefit is either the sum of the face amount and policy value or the guideline minimum sum insured, whichever is greater. The net death benefit is the death benefit less any outstanding loan and partial withdrawals, partial withdrawal costs, and due and unpaid monthly insurance protection charges. However, after the final payment date, the net death benefit is the policy value less any outstanding loan. The beneficiary may receive the net death benefit in a lump sum or under a payment option we offer.

An optional Guaranteed Death Benefit Rider is available ONLY AT ISSUE OF THE POLICY. (The Guaranteed Death Benefit Rider may not be available in all states). If this Rider is in effect, the Company:

    - guarantees that your Policy will not lapse regardless of the investment performance of the Variable Account; and

    - provides a guaranteed net death benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from Policy Value when the Rider is elected. Certain transactions, including policy loans, partial withdrawals, and changes in Sum Insured Options, can result in the termination of the Rider. IF THIS RIDER IS TERMINATED, IT CANNOT BE REINSTATED. FOR MORE INFORMATION, SEE "GUARANTEED DEATH BENEFIT RIDER."

CAN I EXAMINE THE POLICY?

Yes. You have the right to examine and cancel your Policy by returning it to us or to one of our representatives on or before the LATEST of:

    - 45 days after the application or enrollment form for the Policy is signed

    - 10 days after you receive the Policy (20 days when state law so requires for the replacement of insurance and 30 days for California citizens age 60 and older)

    - 10 days after we mail to you a notice of withdrawal right

If your Policy provides for a full refund under its "Right to Examine Policy" provision as required in your state, your refund will be the GREATER of:

    - Your entire payment OR

    - The policy value PLUS deductions under the Policy or by the funds for taxes, charges or fees

If your Policy does not provide for a full refund, you will receive:

    - Amounts allocated to the fixed account PLUS

    - The policy value in the variable account PLUS

    - All fees, charges and taxes which have been imposed

After an increase in face amount, a right to cancel the increase also applies.

WHAT ARE MY INVESTMENT CHOICES?

You have a choice of fourteen funds:

    Select Emerging Markets Fund
    Managed by Schroder Capital Management International Inc.

    Select International Equity Fund
    Managed by Bank of Ireland Asset Management (U.S.) Limited

    T. Rowe Price International Stock Portfolio
    Managed by Rowe Price-Fleming International, Inc.

    Select Aggressive Growth Fund
    Managed by Nicholas-Applegate Capital Management, L.P.

    Select Capital Appreciation Fund
    Managed by T. Rowe Price Associates, Inc.

    Select Value Opportunity Fund
    Managed by Cramer Rosenthal McGlynn, LLC

    Select Growth Fund
    Managed by Putnam Investment Management, Inc.

    Select Strategic Growth Fund
    Managed by Cambiar Investors, Inc.

    Fidelity VIP Growth Portfolio
    Managed by Fidelity Management & Research Company

    Select Growth and Income Fund
    Managed by John A. Levin & Co., Inc.

    Fidelity VIP Equity-Income Portfolio
    Managed by Fidelity Management & Research Company

    Fidelity VIP High Income Portfolio
    Managed by Fidelity Management & Research Company

    Select Income Fund
    Managed by Standish, Ayer & Wood, Inc.

    Money Market Fund
    Managed by Allmerica Asset Management, Inc.

This range of investment choices allows you to allocate your money among the funds to meet your investment needs. If your Policy provides for a full refund under its "Right to Examine Policy" provision as required in your state, we will allocate all sub-account investments to the Money Market Fund for:

    - 14 days from issuance and acceptance, except as described below

    - 24 days from issuance and acceptance for replacements in states with a 20-day right to examine

    - 34 days from issuance and acceptance for California citizens age 60 and older, who have a 30-day right to examine.

After this, we will allocate all amounts as you have chosen.

The Policy also offers a fixed account. The fixed account is a guaranteed account offering a minimum interest rate. It is part of the general account of the Company.

WHO ARE THE INVESTMENT ADVISERS AND HOW ARE THEY SELECTED?

BARRA RogersCasey, Inc. ("BARRA RogersCasey"), a pension consulting firm, assists the Company in the selection of the Policy's Funds. In addition, BARRA RogersCasey assists the Trust in the selection of investment advisers for the Funds of the Trust. BARRA RogersCasey provides consulting services to pension plans representing hundreds of billions of dollars in total assets and, in its consulting capacity, monitors the investment performance of over 1000 investment advisers. BARRA RogersCasey is wholly-controlled by BARRA, Inc. As a consultant, BARRA RogersCasey has no decision-making authority with respect to the Funds, and is not responsible for any advice provided by Allmerica Financial Investment Management Services, Inc. ("AFIMS") or the investment advisers.

AFIMS, an affiliate of the Company, is the investment manager of the Trust. AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and the Trustees in consultation with BARRA RogersCasey. Each investment adviser is selected by using strict objective, quantitative, and qualitative criteria, with special emphasis on the investment adviser's record in managing similar portfolios. In consultation with BARRA RogersCasey, a committee monitors and evaluates the ongoing performance of all of the Funds. The committee may recommend the replacement of an investment adviser of one of the Funds of the Trust, or the addition or deletion of Funds. The committee includes members who may be affiliated or unaffiliated with the Company and the Trust. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.

Fidelity Management and Research Company ("FMR") is the investment adviser of VIP. FMR is one of America's largest investment management organizations and has its principal business address at 82 Devonshire Street, Boston MA. It is composed of a number of different companies, which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services.

Rowe Price-Fleming International, Inc. ("Price-Fleming") is the investment adviser of T. Rowe Price. Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of America's largest international mutual fund asset managers with approximately $30 billion under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires.

The following are the investment advisers of the Funds:

              FUND                               INVESTMENT ADVISER
--------------------------------  ------------------------------------------------
Select Emerging Markets Fund      Schroder Capital Management International Inc.
Select International Equity Fund  Bank of Ireland Asset Management (U.S.) Limited
T. Rowe Price International
 Stock Portfolio                  Rowe Price-Fleming International, Inc.
Select Aggressive Growth Fund     Nicholas-Applegate Capital Management, L.P.
Select Capital Appreciation Fund  T. Rowe Price Associates, Inc.
Select Value Opportunity Fund     Cramer Rosenthal McGlynn, LLC
Select Growth Fund                Putnam Investment Management, Inc.
Select Strategic Growth Fund      Cambiar Investors, Inc.
Fidelity VIP Growth Portfolio     Fidelity Management and Research Company
Select Growth and Income Fund     John A. Levin & Co., Inc.
Fidelity VIP Equity-Income
 Portfolio                        Fidelity Management and Research Company
Fidelity VIP High Income
 Portfolio                        Fidelity Management and Research Company
Select Income Fund                Standish, Ayer & Wood, Inc.
Money Market Fund                 Allmerica Asset Management, Inc.

CAN I MAKE TRANSFERS AMONG THE FUNDS AND THE FIXED ACCOUNT?

Yes. You may transfer among the funds and the fixed account, subject to our consent and then current rules. You will incur no current taxes on transfers while your money is in the Policy.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The number and frequency of your payments are flexible, within limits.

WHAT IF I NEED MY MONEY?

You may borrow up to the loan value of your Policy. You may also make partial withdrawals and surrender the Policy for its surrender value. There are two types of loans which may be available to you:

    - A preferred loan option is available to you upon written request after the first Policy year. It is available during Policy years 2-10 only if your policy value, minus the surrender charge, is $50,000 or more. The option applies to up to 10% of this amount. After the 10th Policy year, the preferred loan option is available on all loans or on all or a part of the loan value as you request. The guaranteed annual interest rate credited to the policy value securing a preferred loan will be 8%.

    - A non-preferred loan option is always available to you. The guaranteed annual interest rate credited to the policy value securing a non-preferred loan will be at least 6.0%. The current interest rate credited to non-preferred loans is 7.2%.

We will allocate Policy loans among the sub-accounts and the fixed account according to your instructions. If you do not make an allocation, we will make a pro-rata allocation. We will transfer the policy value in each sub-account equal to the Policy loan to the fixed account.

A request for a preferred loan or partial withdrawal after the Final Payment Date or the foreclosure of an outstanding loan will terminate a Guaranteed Death Benefit Rider. See "GUARANTEED DEATH BENEFIT RIDER."

You may surrender your Policy and receive its surrender value. After the first Policy year, you may make partial withdrawals of $500 or more from policy value, subject to partial withdrawal costs. Under the Level Option, the face amount is reduced by each partial withdrawal. We will not allow a partial withdrawal if it would reduce the face amount below $40,000. A surrender or partial withdrawal may have tax consequences. See "TAXATION OF THE POLICIES."

CAN I MAKE FUTURE CHANGES UNDER MY POLICY?

Yes. There are several changes you can make after receiving your Policy, within limits. You may:

    - Cancel your Policy under its right-to-examine provision

    - Transfer your ownership to someone else

    - Change the beneficiary

    - Change the allocation of payments, with no tax consequences under current law

    - Make transfers of policy value among the funds

    - Adjust the death benefit by increasing or decreasing the face amount

    - Change your choice of death benefit options between the Level Option and Adjustable Option

    - Add or remove optional insurance benefits provided by Rider

CAN I CONVERT MY POLICY INTO A NON-VARIABLE POLICY?

Yes. You can convert your Policy without charge during the first 24 months after the date of issue or after an increase in face amount. On conversion, we will transfer the policy value in the variable account to the fixed account. We will allocate all future payments to the fixed account, unless you instruct us otherwise.

WHAT CHARGES WILL I INCUR UNDER MY POLICY?

The following charges will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

       - From each payment, we will deduct a payment expense charge, currently 4.0%. The payment expense charge has three parts:

             PREMIUM TAX DEDUCTION--A current premium tax deduction of 2.5% of payments represents our average expenses for state and local premium taxes.

             DEFERRED ACQUISITION COSTS ("DAC TAX") DEDUCTION--A current DAC tax deduction of 1.0% of payments helps reimburse us for federal taxes imposed on our deferred acquisition costs of the Policies.

             FRONT-END SALES LOAD--From each payment, we will deduct a front-end sales load of 0.5% of the payment. This charge partially compensates us for Policy sales expenses.

       -      We deduct the following monthly charge from policy value:

             MONTHLY INSURANCE PROTECTION CHARGE--This charge is the cost of insurance, including optional insurance benefits provided by Rider.

       - The following expenses are charged against or reflected in the variable account:

             ADMINISTRATIVE CHARGE--We deduct this charge during the first ten Policy years only. It is a daily charge at an annual rate of 0.15% of the average daily net asset value of each sub-account. This charge helps compensate us for our expenses in administering the variable account and is eliminated after the tenth Policy year.

             MORTALITY AND EXPENSE RISK CHARGE--We impose a daily charge at a current annual rate of 0.65% of the average daily net asset value of each sub-account. This charge compensates us for assuming mortality and expense risks for variable interests in the Policies. Our Board of Directors may increase this charge, subject to state and federal law, to an annual rate no greater than 0.80%.

             FUND EXPENSES--The funds incur investment advisory fees and other expenses, which are reflected in the variable account. The levels of fees and expenses vary among the funds.

       - Charges designed to reimburse us for Policy administrative costs apply under the following circumstances:

             CHARGE FOR CHANGE IN FACE AMOUNT--For each increase or decrease in face amount, we deduct a charge of $50 from policy value. This charge is for the underwriting and administrative costs of the change.

             CHARGE FOR OPTIONAL GUARANTEED DEATH BENEFIT RIDER--A one time administrative charge of $25 will be deducted from Policy Value when the Rider is elected.

             TRANSFER CHARGE--Currently, the first 12 transfers of policy value in a Policy year are free. A current transfer charge of $10, never to exceed $25, applies for each additional transfer in the same Policy year. This charge is for the costs of processing the transfer.

             OTHER ADMINISTRATIVE CHARGES--We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge for

              -      Changing net payment allocation instructions

              - Changing the allocation of monthly insurance protection charges among the various sub-accounts

              -      Providing a projection of values

       - The charges below apply only if you surrender your Policy or make partial withdrawals:

             SURRENDER CHARGE--This charge applies only on a full surrender or decrease in face amount within ten years of the date of issue or of an increase in face amount. The maximum surrender charge has two parts:

              - A deferred administrative charge of $8.50 per thousand dollars of the initial face amount or increase

              - A deferred sales charge of 28.5% of payments received or associated with the increase up to the guideline annual premium for the increase

             The maximum surrender charge is level for the first 24 Policy months, then reduces by 1/96th per month, reaching zero after 10 Policy years. During the first two years following the date of issue or increase, the actual surrender charge may be less than the maximum surrender charge calculated above.

             PARTIAL WITHDRAWAL COSTS--We deduct from the policy value the following for partial withdrawals:

              - A transaction fee of 2.0% of the amount withdrawn, not to exceed $25, for each partial withdrawal for processing costs

              - A partial withdrawal charge of 5.0% of a withdrawal exceeding the "Free 10% Withdrawal," described below

             The partial withdrawal charge does not apply to:

              - That part of a withdrawal equal to 10% of the policy value in a Policy year less prior free withdrawals made in the same Policy year ("Free 10% Withdrawal")

              -      Withdrawals when no surrender charge applies.

             We reduce the Policy's outstanding surrender charge, if any, by partial withdrawal charges that we previously deducted.

WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?

The following table shows the expenses of the Funds for 1997. For more information concerning fees and expenses, see the prospectuses of the Funds.

CHARGES OF THE UNDERLYING FUNDS -- In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 1997. For more information concerning fees and expenses, see the prospectuses of the Underlying Funds.

                                                                                                          TOTAL FUND
                                                                                                           EXPENSES
                                                               MANAGEMENT FEE                             (AFTER ANY
                                                                 (AFTER ANY           OTHER FUND          APPLICABLE
UNDERLYING FUND                                               VOLUNTARY WAIVER)        EXPENSES         REIMBURSEMENTS)
---------------------------------------------------------  -----------------------  ---------------  ---------------------
Select Emerging Markets Fund @...........................             1.35%                0.65%               2.00%(1)
Select International Equity Fund.........................             0.92%*               0.20%               1.12%(1)(3)
T. Rowe Price International Stock Portfolio..............             1.05%                0.00%               1.05%
Select Aggressive Growth Fund............................             0.89%*               0.09%               0.98%(1)(3)
Select Capital Appreciation Fund.........................             0.95%*               0.15%               1.10%(1)
Select Value Opportunity Fund............................             0.90%**              0.14%               1.04%(1)(3)
Select Growth Fund.......................................             0.85%                0.08%               0.93%(1)(3)
Select Strategic Growth Fund @...........................             0.85%                0.13%               0.98%(1)
Fidelity VIP Growth Portfolio............................             0.60%                0.09%               0.69%(2)
Select Growth and Income Fund............................             0.70%*               0.07%               0.77%(1)(3)
Fidelity VIP Equity-Income Portfolio.....................             0.50%                0.08%               0.58%(2)
Fidelity VIP High Income Portfolio.......................             0.59%                0.12%               0.71%
Select Income Fund.......................................             0.58%*               0.13%               0.71%(1)
Money Market Fund........................................             0.27%                0.08%               0.35%(1)

* Effective September 1, 1997, the management fee rates for these funds were revised. The management fee ratios shown in the table above have been adjusted to assume that the revised rates took effect on January 1, 1997.

@ Select Emerging Markets Fund and Select Strategic Growth Fund commenced operations in February, 1998. Expenses shown are annualized and are based on estimated amounts for the current fiscal year. Actual expense may be greater or less than shown.

** The Select Value Opportunity Fund was formerly known as the "Small-Mid Cap Value Fund." Effective April 1, 1997, the management fee rate of the former Small-Mid Cap Value Fund was revised. In addition, effective April 1, 1997 and until further notice, the management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets. The management fee ratio shown above for the Select Value Opportunity Fund has been adjusted to assume that the revised rate and the voluntarily limitations that took effect on January 1, 1997. Without these adjustments, the management fee ratio and the total fund expense ratio would have been 0.95% and 1.09%, respectively. The management fee limitation may be terminated at any time.

(1) Until further notice, AFIMS has declared a voluntary expense limitation of 1.35% of average net assets for the Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.50% for the Select International Equity Fund, 1.25% for the Select Value Opportunity Fund, 1.20% for the Select Growth Fund, 1.10% for the Select Growth and Income, 1.00% for the Select Income Fund, and 0.60% for the Money Market Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1997.

    Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-adviser.

    The declaration of a voluntary expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these funds. These limitations may be terminated at any time.

(2) A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.57% for Fidelity VIP Equity-Income Portfolio, and 0.67% for Fidelity VIP Growth Portfolio.

(3) These funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses, the total operating expenses ratios would have been 0.93% for the Select Aggressive Growth Fund, 0.98% for the Select Value Opportunity Fund, 1.10% for the Select International Equity Fund, 0.91% for the Select Growth Fund, 0.98% for the Select Value Opportunity Fund, and 0.74% for the Select Growth and Income Fund.

WHAT ARE THE LAPSE AND REINSTATEMENT PROVISIONS OF MY POLICY?

The Policy will not lapse if you fail to make payments unless:

    - The Surrender Value is insufficient to cover the next monthly insurance protection charge and loan interest accrued or

    - The outstanding loan exceeds Policy Value less surrender charges

There is a 62-day grace period in either situation.

If you make payments at least equal to minimum monthly payments, we guarantee that your Policy will not lapse before the 49th monthly processing date from date of issue or increase in face amount, within limits. If the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse regardless of the investment performance of the Variable Account. For more information, see "Guaranteed Death Benefit Rider."

You may reinstate your Policy within three years after the grace period, within limits.

CAN I ELECT PAID-UP INSURANCE WITH NO FURTHER PREMIUMS DUE?

Yes. The Policy provides a paid-up insurance option. If this option is elected, we will provide paid-up insurance coverage, usually having a reduced face amount, for the life of the Insured with no more premiums being due under the Policy. If you elect this option, policy owner rights and benefits will be limited.

CAN THE POLICIES BE ISSUED IN CONNECTION WITH TSA PLANS?

The Policies may be issued in connection with Code Section 403(b) tax-sheltered annuity plans ("TSA Plans") of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code. A Policy issued in connection with a TSA Plan will be endorsed to reflect the restrictions imposed on assignment, premium payments, withdrawals, and surrender under Code Section 403(b). The Policyowner may terminate the endorsement at any time. However, the termination of the endorsement may cause the Policy to fail to qualify under Code Section 403(b). See "FEDERAL TAX CONSIDERATIONS -- Policies Issued in Connection With TSA Plans." A Policy issued in connection with a TSA Plan may also have limitations on Policy loans. See "POLICY LOANS -- Policies Issued in Connection With TSA Plans."

HOW IS MY POLICY TAXED?

The Policy is given federal income tax treatment similar to a conventional fixed benefit life insurance policy. On a withdrawal of policy value, Policy owners currently are taxed only on the amount of the withdrawal that exceeds total payments. Withdrawals greater than payments made are treated as ordinary income. During the first 15 Policy years, however, an "interest first" rule applies to distributions of cash required under Section 7702 of the Internal Revenue Code ("Code") because of a reduction in benefits under the Policy.

The net death benefit under the Policy is excludable from the gross income of the beneficiary. However, in some circumstances federal estate tax may apply to the net death benefit or the policy value.

A Policy may be considered a "modified endowment contract." This may occur if total payments during the first seven Policy years (or within seven years of a material change in the Policy) exceed the total net level payments payable, if the Policy had provided paid-up future benefits after seven level payments. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. Also, a 10% penalty tax may be imposed on that part of a distribution that is includible in income.

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. The Prospectus and the Policy provide further detail. The Policy provides insurance protection for the named beneficiary. We do not claim that the Policy is similar or comparable to a systematic investment plan of a mutual fund. The Policy and its attached application or enrollment form are the entire agreement between you and the Company.

                            PERFORMANCE INFORMATION

The Policies were first offered to the public in 1994. However, we may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Tables IA and IB), and based on the periods that the Underlying Funds have been in existence (Tables IIA and IIB). The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts and the Funds.

Total return and average annual total return are based on the hypothetical profile of a representative Policy owner and historical earnings and are not intended to indicate future performance. "Total Return" is the total income generated net of certain expenses and charges. "Average annual total return" is net of the same expenses and charges, but reflects the hypothetical return compounded annually. This hypothetical return is equal to cumulative return had performance been constant over the entire period. Average annual total returns are not the same as yearly results and tend to smooth out variations in the Funds' return.

Performance information under the Policies is net of fund expenses, mortality and expense risk charges, administrative charges, monthly insurance protection charges and surrender charges. We take a representative Policy owner and assume that:

    - The Insured is a male Age 36, standard (non-smoker) underwriting class

    - The Policy owner had allocations in each of the sub-accounts for the fund durations shown, and

    - There was a full surrender at the end of the applicable period

We may compare performance information for a sub-account in reports and promotional literature to:

    - Standard & Poor's 500 Composite Stock Price Index ("S&P 500")

    - Dow Jones Industrial Average ("DJIA")

    - Shearson Lehman Aggregate Bond Index

    - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets

    - Other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services

    - Other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria

    - The Consumer Price Index

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and fund management costs and expenses.

Performance information for any sub-account reflects only the performance of a hypothetical investment in the sub-account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in reviewing market conditions during a period and in considering a fund's success in meeting its investment objectives.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policy owners and prospective Policy owners. These topics may include:

    - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing)

    - The advantages and disadvantages of investing in tax-deferred and taxable investments

    - Customer profiles and hypothetical payment and investment scenarios

    - Financial management and tax and retirement planning

    - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

In each table below, "One-Year Total Return" refers to the total of the income generated by a sub-account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 1997. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

                                   TABLE I(A)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1997
                        SINCE INCEPTION OF SUB-ACCOUNTS
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY

The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that all premiums were allocated to each Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

                                                                                10 YEARS
                                                                                 OR LIFE
                                                       ONE-YEAR                    OF
                                                        TOTAL          5       SUB-ACCOUNT
UNDERLYING FUND                                         RETURN       YEARS      (IF LESS)
Select Emerging Markets Fund                             N/A          N/A          N/A
Select International Equity Fund                        -100.00%      N/A         -19.41%
T. Rowe Price International Stock Portfolio             -100.00%      N/A         -34.66%
Select Aggressive Growth Fund                            -98.19%      N/A          -9.12%
Select Capital Appreciation Fund                        -100.00%      N/A          -9.80%
Select Value Opportunity Fund                            N/A          N/A          N/A
Select Growth Fund                                       -84.61%      N/A          -3.95%
Select Strategic Growth Fund                             N/A          N/A          N/A
Fidelity VIP Growth Portfolio                            -93.97%      N/A          -8.77%
Select Growth and Income Fund                            -94.82%      N/A          -7.93%
Fidelity VIP Equity-Income Portfolio                     -89.88%      N/A          -8.93%
Fidelity VIP High Income Portfolio                       -99.10%      N/A         -17.92%
Select Income Fund                                      -100.00%      N/A         -26.87%
Money Market Fund                                       -100.00%      N/A         -30.76%

The inception dates for the Sub-Accounts are: 5/1/95 for Money Market, for Select Aggressive Growth, for Select Growth, for Select Growth and Income, for Select Income, for Select Value Opportunity, for Select International Equity, for the Select Capital Appreciation, for Fidelity VIP Equity-Income, for Fidelity VIP Growth and for Fidelity VIP High Income; and 8/23/95 for the T. Rowe Price International Stock. The Select Emerging Markets Fund and the Select Strategic Growth Fund commenced operations in February 1998.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1997
                        SINCE INCEPTION OF SUB-ACCOUNTS
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses, all Sub-Account charges, and premium tax and expense charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                     10 YEARS
                                                                                      OR LIFE
                                                          ONE-YEAR                      OF
                                                            TOTAL          5        SUB-ACCOUNT
UNDERLYING FUND                                            RETURN        YEARS       (IF LESS)
Select Emerging Markets Fund                                 N/A          N/A           N/A
Select International Equity Fund                              3.81%       N/A           13.81%
T. Rowe Price International Stock Portfolio                   2.27%       N/A            7.78%
Select Aggressive Growth Fund                                17.76%       N/A           22.45%
Select Capital Appreciation Fund                             13.37%       N/A           21.87%
Select Value Opportunity Fund                                N/A          N/A           N/A
Select Growth Fund                                           33.00%       N/A           26.90%
Select Strategic Growth Fund                                 N/A          N/A           N/A
Fidelity VIP Growth Portfolio                                22.50%       N/A           22.75%
Select Growth and Income Fund                                21.54%       N/A           23.47%
Fidelity VIP Equity-Income Portfolio                         27.09%       N/A           22.61%
Fidelity VIP High Income Portfolio                           16.73%       N/A           15.04%
Select Income Fund                                            8.30%       N/A            7.74%
Money Market Fund                                             4.63%       N/A            4.64%

The inception dates for the Sub-Accounts are: 5/1/95 for Money Market, for Select Aggressive Growth, for Select Growth, for Select Growth and Income, for Select Income, for Select Value Opportunity, for Select International Equity, for the Select Capital Appreciation, for Fidelity VIP Equity-Income, for Fidelity VIP Growth, and for Fidelity VIP High Income; and 8/23/95 for the T. Rowe Price International Stock. The Select Emerging Markets Fund and the Select Strategic Growth Fund commenced operations in February 1998.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(A):
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1997
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY

The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

                                                                          10 YEARS
                                                   ONE-YEAR                OR LIFE
                                                    TOTAL         5        OF FUND
UNDERLYING FUND                                     RETURN      YEARS     (IF LESS)
Select Emerging Markets Fund                         N/A         N/A         N/A
Select International Equity Fund                    -100.00%     N/A         -8.86%
T. Rowe Price International Stock Portfolio         -100.00%     N/A        -11.58%
Select Aggressive Growth Fund                        -98.19%      5.55%       9.48%
Select Capital Appreciation Fund                    -100.00%     N/A         -9.57%
Select Value Opportunity Fund                        -92.77%     N/A          4.17%
Select Growth Fund                                   -84.61%      3.75%       6.04%
Select Strategic Growth Fund                         N/A         N/A         N/A
Fidelity VIP Growth Portfolio                        -93.97%      6.85%      12.49%
Select Growth and Income Fund                        -94.82%      5.31%       4.93%
Fidelity VIP Equity-Income Portfolio                 -89.88%      9.20%      12.00%
Fidelity VIP High Income Portfolio                   -99.10%      2.39%       7.96%
Select Income Fund                                  -100.00%     -5.48%      -4.82%
Money Market Fund                                   -100.00%     -7.92%       0.60%

The inception dates for the Underlying Funds are: 4/29/85 for Money Market; 8/21/92 for Select Aggressive Growth, Select Growth, Select Growth and Income, and Select Income; 4/30/93 for Select Value Opportunity; 5/02/94 for Select International Equity; 4/28/95 for the Select Capital Appreciation; 10/09/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income and 3/31/94 for the T. Rowe Price International Stock. The Select Emerging Markets Fund and Select Strategic Growth Fund commenced operations in February, 1998.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1997
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses, all Sub-Account charges, and premium tax and expense charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                10 YEARS
                                                       ONE-YEAR                  OR LIFE
                                                         TOTAL         5         OF FUND
UNDERLYING FUND                                         RETURN       YEARS      (IF LESS)
Select Emerging Markets Fund                              N/A         N/A          N/A
Select International Equity Fund                           3.81%      N/A          10.25%
T. Rowe Price International Stock Portfolio                2.27%      N/A           7.20%
Select Aggressive Growth Fund                             17.76%      15.86%       18.61%
Select Capital Appreciation Fund                          13.37%      N/A          21.90%
Select Value Opportunity Fund                             23.85%      N/A          15.99%
Select Growth Fund                                        33.00%      14.23%       15.44%
Select Strategic Growth Fund                              N/A         N/A          N/A
Fidelity VIP Growth Portfolio                             22.50%      17.05%       16.25%
Select Growth and Income Fund                             21.54%      15.64%       14.43%
Fidelity VIP Equity-Income Portfolio                      27.09%      19.20%       15.78%
Fidelity VIP High Income Portfolio                        16.73%      13.00%       11.91%
Select Income Fund                                         8.30%       6.00%        5.66%
Money Market Fund                                          4.63%       3.87%        4.95%

The inception dates for the Underlying Funds are: 4/29/85 for Money Market; 8/21/92 for Select Aggressive Growth, Select Growth, Select Growth and Income, and Select Income; 4/30/93 for Select Value Opportunity; 5/02/94 for Select International Equity; 4/28/95 for the Select Capital Appreciation; 10/09/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income and 3/31/94 for the T. Rowe Price International Stock. The Select Emerging Markets Fund and Select Strategic Growth Fund commenced operations in February, 1998.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

               DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY

The Company is a life insurance company organized under the laws of Delaware in 1974. As of December 31, 1997, the Company had over $9.4 billion in assets. We are an indirect, wholly owned subsidiary of First Allmerica Financial Life Insurance Company, formerly named State Mutual Life Assurance Company of America ("First Allmerica"), which in turn is a wholly-owned subsidiary of Allmerica Financial Corporation. First Allmerica was organized under the laws of Massachusetts in 1844 and is the fifth oldest life insurance company in America. Our principal office is 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone 1-800-366-1492. We are subject to the laws of the state of Delaware, to regulation by the Commissioner of Insurance of Delaware, and to other laws and regulations where we are licensed to operate.

The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNT

The variable account is a separate investment account with fourteen sub-accounts. Each sub-account invests in a fund of the Trust, VIP or T. Rowe Price. The assets used to fund the variable part of the Policies are set aside in sub-accounts and are separate from our general assets. We administer and account for each sub-account as part of our general business. However, income, capital gains and capital losses are allocated to each sub-account without regard to any of our other income, capital gains or capital losses. Under Delaware law, the assets of the variable account may not be charged with any liabilities arising out of any other business of ours.

Our Board of Directors authorized the variable account by vote on October 12, 1993. The variable account meets the definition of "separate account" under federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Company. We reserve the right, subject to law, to change the names of the Variable Account and the sub-accounts.

Each sub-account has two sub-divisions. One sub-division applies to Policies during the first ten Policy years, which are subject to the administrative charge. After the tenth Policy year, we automatically allocate a Policy to the second sub-division to which the charge does not apply.

THE TRUST

The Trust is an open-end, diversified management investment company registered with the SEC under the 1940 Act. This registration does not involve SEC supervision of the investments or investment policy of the Trust or its separate investment portfolios.

First Allmerica established the Trust as a Massachusetts business trust on October 11, 1984. The Trust is a vehicle for the investment of assets of various separate accounts established by the Company and affiliated insurance companies. Shares of the Trust are not offered to the public but solely to the separate accounts. Ten different investment portfolios of the Trust are available under the Policies, each issuing a series of shares: the Select Emerging Markets Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select Growth Fund, Select Strategic Growth Fund, Select Growth and Income Fund, Select Income Fund and Money Market Fund. The assets of each fund are held separate from the assets of the other funds. Each fund operates as a separate investment vehicle. The income or losses of one fund have no effect on the investment performance of another fund. The sub-accounts reinvest dividends and/or capital gains distributions received from a fund in more shares of that fund as retained assets.

AFIMS serves as investment manager of the Trust. AFIMS has entered into agreements with other investment managers ("Sub-Advisers"), who manage the investments of the funds. See "Investment Advisory Services to the Trust."

FIDELITY VIP

Fidelity VIP, managed by Fidelity Management and Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981 and registered with the SEC under the 1940 Act. Three of its investment portfolios are available under the
Policies: Fidelity VIP Growth Portfolio, Fidelity VIP Equity-Income Portfolio and Fidelity VIP High Income Portfolio.

T. ROWE PRICE

T. Rowe Price, managed by Rowe Price-Fleming International, Inc. ("Price-Fleming"), is an open-end, diversified, management investment company organized as a Maryland corporation in 1994 and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Policies: the T. Rowe Price International Stock Portfolio. T. Rowe Price Associates, Inc., an affiliate of Price-Fleming, serves as sub-adviser to the Select Capital Appreciation Fund of the Trust.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of the funds is set forth below. BEFORE INVESTING, READ CAREFULLY THE PROSPECTUSES OF THE TRUST, VIP AND T. ROWE PRICE THAT ACCOMPANY THIS PROSPECTUS. THE PROSPECTUSES OF THE TRUST, VIP AND T. ROWE PRICE CONTAIN MORE DETAILED INFORMATION ON THE FUNDS' INVESTMENT OBJECTIVES, RESTRICTIONS, RISKS AND EXPENSES. Statements of Additional Information for the funds are available on request. The investment objectives of the funds may not be achieved. Policy value may be less than the aggregate payments made under the Policy.

SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets. The Sub-Adviser for the Select Emerging Markets Fund is Schroder Capital Management International Inc.

SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies. The Sub-Adviser for the Select International Equity Fund is Bank of Ireland Asset Management (U.S.) Limited.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. The Manager of the Portfolio is Rowe Price-Fleming International, Inc.

SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies that are believed to have significant potential for capital appreciation. The Sub-Adviser for the Select Aggressive Growth Fund is Nicholas-Applegate Capital Management, L.P.

SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund will invest primarily in common stock of industries and companies which are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser for the Select Capital Appreciation Fund is
T. Rowe Price Associates, Inc.

SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued. The Sub-Adviser for the Select Value Opportunity Fund is Cramer Rosenthal McGlynn, LLC.

SELECT GROWTH FUND -- seeks to achieve growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected for their long-term growth potential. The Sub-Adviser for the Select Growth Fund is Putnam Investment Management, Inc.

SELECT STRATEGIC GROWTH FUND -- seeks long-term growth of capital by investing primarily in common stocks of established companies. The Sub-Adviser for the Select Strategic Growth Fund is Cambiar Investors, Inc.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks. The Sub-Adviser for the Select Growth and Income Fund is John A. Levin & Co., Inc.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising S&P 500.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a high quality rating. For more information about these lower-rated securities, see the VIP prospectus.

SELECT INCOME FUND -- seeks a high level of current income. The fund will invest primarily in investment grade, fixed-income securities. The Sub-Adviser for the Select Income Fund is Standish, Ayer & Wood, Inc.

MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity. Allmerica Asset Management, Inc. is the Sub-Adviser of the Money Market Fund.

If there is a material change in the investment policy of a fund, we will notify you of the change. If you have policy value allocated to that fund, you may without charge reallocate the policy value to another fund or to the fixed account. We must receive your written request within 60 days of the LATEST of the:

    - Effective date of the change in the investment policy OR

    - Receipt of the notice of your right to transfer

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISORY SERVICES TO THE TRUST.

The Trustees have responsibility for the supervision of the affairs of the Trust. The Trustees have entered into a management agreement with AFIMS , an indirectly wholly owned subsidiary of First Allmerica. AFIMS, subject to Trustee review, is responsible for the daily affairs of the Trust and the general management of the funds. AFIMS performs administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with AFIMS.

The Trust bears all expenses incurred in its operation, other than the expenses AFIMS assumes under the management agreement. Trust expenses include:

    - Costs to register and qualify the Trust's shares under the Securities Act of 1933 ("1933 Act")

    - Other fees payable to the SEC

    - Independent public accountant, legal and custodian fees

    - Association membership dues, taxes, interest, insurance payments and brokerage commissions

    - Fees and expenses of the Trustees who are not affiliated with AFIMS

    - Expenses for proxies, prospectuses, reports to shareholders and other expenses

Under the management agreement with the Trust, AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and Trustees in consultation with BARRA RogersCasey, Inc. ("BARRA RogersCasey"), a pension consulting firm. The cost of such consultation services is borne by AFIMS. As a consultant, BARRA RogersCasey has no decision-making authority with respect to the Funds, and is not responsible for any advice provided by AFIMS or the Sub-Advisers.

Under each Sub-Adviser agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the Fund, subject to the Trustees' instructions. The terms of a Sub-Adviser agreement cannot be materially changed without the approval of a majority in interest of the shareholders of the Fund. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.

For providing its services under the management agreement, AFIMS receives a fee, computed daily at an annual rate based on the average daily net asset value of each fund as follows:

Select Emerging Markets Fund   *                        1.35%

Select International Equity    First $100 million
Fund                                                    1.00%
                               Next $150 million        0.90%
                               Over $250 million        0.85%

Select Aggressive Growth Fund  First $100 million       1.00%
                               Next $150 million        0.90%
                               Over $250 million        0.85%

Select Capital Appreciation    First $100 million
Fund                                                    1.00%
                               Next $150 million        0.90%
                               Over $250 million        0.85%

Select Value Opportunity Fund  First $100 million       1.00%
                               Next $150 million        0.85%
                               Next $250 million        0.80%
                               Next $250 million        0.75%
                               Over $750 million        0.70%

Select Growth Fund             *                        0.85%

Select Strategic Growth Fund   *                        0.85%

Select Growth and Income Fund  First $100 million       0.75%
                               Next $150 million        0.70%
                               Over $250 million        0.65%

Select Income Fund             First $50 million        0.60%
                               Next $50 million         0.55%
                               Over $100 million        0.45%

Money Market Fund              First $50 million        0.35%
                               Next $200 million        0.25%
                               Over $250 million        0.20%

* For the Select Emerging Markets Fund, the Select Growth Fund, and the Select Strategic Growth Fund, the investment management fee does not vary according to the level of assets in the Fund. AFIMS' fee computed for each Fund will be paid from the assets of such Fund.

Pursuant to the Management Agreement with the Trust, AFIMS has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreements, the Sub-Advisers are authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees. The terms of a Sub-Adviser Agreement cannot be materially changed without the approval of a majority in interest of the shareholders of the affected Fund. AFIMS is solely responsible for the payment of all fees for investment management services to the Sub-Advisers.

AFIMS is solely responsible for the payment of all fees to Sub-Advisers for their investment management services. Sub-Adviser fees, described in the Trust's prospectus, in no way increase the costs that the funds, variable account and Policy owners bear.

INVESTMENT ADVISORY SERVICES TO FIDELITY VIP

For managing investments and business affairs, each Portfolio pays a monthly fee to FMR. The prospectus of VIP contains additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.

The Fidelity VIP High Income Portfolio pays a monthly fee to FMR at an annual fee rate made up of the sum of two components:

1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. On an annual basis this rate cannot rise above 0.37%, and drops as total assets in all these funds rise.

2. An individual fund fee rate of 0.45% of the Fidelity VIP High Income Portfolio's average net assets throughout the month.

One-twelfth of the annual management fee rate is applied to net assets averaged over the most recent month, resulting in a dollar amount which is the management fee for that month.

The Fidelity VIP Growth and the Fidelity VIP Equity-Income Portfolios' fee rates are each made of two components:

1. A group fee rate based on the monthly average net assets of all of the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.52%, and drops as total assets in all these mutual funds rise.

2. An individual Portfolio fee rate of 0.30% for the Fidelity VIP Growth Portfolio and 0.20% for the Fidelity VIP Equity-Income Portfolio.

One-twelfth of the sum of these two rates is applied to the respective Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

Thus, the Fidelity VIP High Income Portfolio may have a fee as high as 0.82%. The Fidelity VIP Growth Portfolio may have a fee of as high as 0.82% of its average net assets. The Fidelity VIP Equity-Income Portfolio may have a fee as high as 0.72% of its average net assets.

INVESTMENT ADVISORY SERVICES TO T. ROWE PRICE

To cover investment management and operating expenses, the T. Rowe Price International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets.

                                   THE POLICY

APPLICATION FOR A POLICY

We offer Policies to applicants 85 years old and under. After receiving a completed application or enrollment form from a prospective Policy owner, we will begin underwriting to decide the insurability of the proposed Insured. We may require medical examinations and other information before deciding insurability. We issue a Policy only after underwriting has been completed. We may reject an application or enrollment form that does not meet our underwriting guidelines.

If a prospective Policy owner makes an initial payment of at least one minimum monthly payment, we will provide fixed conditional insurance during underwriting. The fixed conditional insurance will be the insurance applied for, up to a maximum of $500,000, depending on age and underwriting class. This coverage will continue for a maximum of 90 days from the date of the application or enrollment form or, if required, the completed medical exam. If death is by suicide, we will return only the premium paid.

If no fixed conditional insurance was in effect, on Policy delivery we will require a sufficient payment to place the insurance in force.

If you made payments before the date of issuance and acceptance, we will allocate the payments to the Money Market Fund within two business days of receipt of the payments at our principal office. If the Policy is not issued and accepted, we will return to you the GREATER of:

    - Your payments OR

    - The value of the amount allocated to the Money Market Fund, which will be net of mortality and expense risk charges, administrative charges and fund expenses.

If your application or enrollment form is approved and the Policy is issued and accepted, we will allocate your policy value on issuance and acceptance according to your instructions. However, if your Policy provides for a full refund of payments under its "Right to Examine Policy" provision as required in your state (see "THE POLICY -- Free-Look Period"), we will initially allocate your sub-account investments to the Money Market Fund. This allocation to the Money Market Fund will be for:

    - 14 days from issuance and acceptance, except as described below

    - 24 days from issuance and acceptance for replacements in states with an extended right to examine

    - 34 days from issuance and acceptance for California citizens age 60 and older, who have an extended right to examine.

After this, we will allocate all amounts according to your investment choices.

FREE-LOOK PERIOD

The Policy provides for a free look period. You have the right to examine and cancel your Policy by returning it to us or to one of our representatives on or before the LATEST of:

    - 45 days after the application or enrollment form for the Policy is signed

    - 10 days after you receive the Policy (20 days when the law so requires for the replacement of insurance and 30 days for California citizens age 60 and older) OR

    - 10 days after we mail to you a notice of withdrawal right.

If your Policy provides for a full refund under its "Right to Examine Policy" provision as required in your state, your refund will be the GREATER of

    - Your entire payment OR

    - The policy value PLUS deductions under the Policy or by the funds for taxes, charges or fees

If your Policy does not provide for a full refund, you will receive

    - Amounts allocated to the fixed account PLUS

    - The policy value in the variable account PLUS

    - All fees, charges and taxes which have been imposed

We may delay a refund of any payment made by check until the check has cleared your bank.

After an increase in face amount, we will mail or deliver a notice of a free look for the increase. You will have the right to cancel the increase before the LATEST of:

    - 45 days after the application or enrollment form for the increase is signed

    - 10 days after you receive the new Policy specification pages issued for the increase or

    - 10 days after we mail or deliver a notice of withdrawal rights to you

On canceling the increase, you will receive a credit to your policy value of charges deducted for the increase. We will refund to you the amount to be credited if you request. We will waive any surrender charge computed for the increase.

CONVERSION PRIVILEGE

Within 24 months of the date of issue or an increase in face amount, you can convert your Policy into a non-variable Policy by transferring all policy value in the sub-accounts to the fixed account. The conversion will take effect at the end of the valuation period in which we receive, at our principal office, notice of the conversion satisfactory to us. There is no charge for this conversion. We will allocate all future payments to the fixed account, unless you instruct us otherwise.

PAYMENTS

Payments are payable to the Company. Payments may be made by mail to our principal office or through our authorized representative. All payments after the initial payment are credited to the variable account or fixed account on the date of receipt at the principal office.

You may establish a schedule of planned payments. If you do, we will bill you at regular intervals. Making planned payments will not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned payments. You may make unscheduled payments before the final payment date or skip planned payments. If the Guaranteed Death Benefit Rider is in effect, there are certain minimum payment requirements.

You may choose a monthly automatic payment method of making payments. Under this method, each month we will deduct payments from your checking account and apply them to your Policy. The minimum payment allowed is $50.

The Policy does not limit payments as to frequency and number. However, no payment may be less than $100 without our consent. Payments must be sufficient to provide a positive surrender value at the end of each Policy month or the Policy may lapse. See "POLICY TERMINATION AND REINSTATEMENT." During the first 48 Policy months following the date of issue or an increase in face amount, a guarantee may apply to prevent the Policy from lapsing. The guarantee will apply during this period if you make payments that, when reduced by partial withdrawals and partial withdrawal costs, equal or exceed the required minimum monthly payments. The required minimum monthly payments are based on the number of months the Policy, increase in face amount or policy change that causes a change in the minimum monthly payment has been in force. MAKING MONTHLY PAYMENTS EQUAL TO THE MINIMUM MONTHLY PAYMENTS DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE, EXCEPT AS STATED IN THIS PARAGRAPH.

Total payments may not exceed the current maximum payment limits under federal tax law. These limits will change with a change in face amount, the addition or deletion of a Rider, or a change between the Level Option and Adjustable Option. Where total payments would exceed the current maximum payment limits, we will only accept that part of a payment that will make total payments equal the maximum. We will return any part of the payments greater than that amount. However, we will accept a payment needed to prevent Policy lapse during a Policy year. See "POLICY TERMINATION AND REINSTATEMENT."

ALLOCATION OF NET PAYMENTS

The net payment equals the payment made less the payment expense charge. In the application or enrollment form for your Policy, you decide the initial allocation of the net payment among the fixed account and the sub-accounts. You may allocate payments to one or more of the sub-accounts, but may not have policy value in more than seven sub-accounts at once. The minimum amount that you may allocate to a sub-account is 1.0% of the net payment. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

You may change the allocation of future net payments by written request or telephone request. You have the privilege to make telephone requests, unless you elected not to have the privilege on the application or enrollment form. The policy of the Company and its representatives and affiliates is that they will not be responsible for losses resulting from acting on telephone requests reasonably believed to be genuine. We will use reasonable methods to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses from unauthorized or fraudulent instructions. We require that callers on behalf of a policy owner identify themselves by name and identify the policy owner by name, date of birth and social security number. All telephone requests are tape recorded. An allocation change will take effect on the date of receipt of the notice at the principal office. No charge is currently imposed for changing payment allocation instructions. We reserve the right to impose a charge in the future, but guarantee that the charge will not exceed $25.

The policy value in the sub-accounts will vary with investment experience. You bear this investment risk. Investment performance may also affect the death benefit. Review your allocations of payments and policy value as market conditions and your financial planning needs change.

TRANSFER PRIVILEGE

Subject to our then current rules, you may transfer amounts among the sub-accounts or between a sub-account and the fixed account. (You may not transfer that portion of the policy value held in the fixed account that secures a Policy loan.)

The transfer privilege is subject to our consent. We reserve the right to impose limits on transfers including, but not limited to, the:

    - Minimum amount that may be transferred

    - Minimum amount that may remain in a sub-account following a transfer from that sub-account

    - Minimum period between transfers involving the fixed account

    - Maximum amounts that may be transferred from the fixed account

Transfers involving the fixed account are currently permitted only if:

There has been at least a ninety (90) day period since the last transfer from the fixed account; and

The amount transferred from the fixed account in each transfer does not exceed the lesser of $100,000 or 25% of the policy value.

These rules are subject to change by the Company.

We will make transfers at your written request or telephone request, as described in "THE POLICY -- Allocation of Net Payments." Transfers are effected at the value next computed after receipt of the transfer order.

You may apply for automatic transfers:

    - From the Money Market sub-account to one or more of the other sub-accounts on a monthly, quarterly or semiannual schedule

    - To reallocate policy value among the sub-accounts on a quarterly, semiannual or annual schedule.

Each automatic transfer must be at least $100. We will process automatic transfers on the 15th of each scheduled month. If the 15th is not a business day or is the monthly processing date, we will process the automatic transfer on the next business day.

Currently, the first 12 transfers in a Policy year are free. After that, we will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but we guarantee the charge will never exceed $25. We also reserve the right to limit the number of free transfers in a Policy year to six.

The first automatic transfer counts as one transfer toward the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is also free, but does not reduce the remaining number of transfers that are free in a Policy year. Any transfers made for a conversion privilege, Policy loan or material change in investment policy will not count toward the 12 free transfers.

DEATH BENEFIT

If the Policy is in force on the Insured's death, we will, with due proof of death, pay the net death benefit to the named beneficiary. We will normally pay the net death benefit within seven days of receiving due proof of the Insured's death, but we may delay payment of net death benefits. See "OTHER POLICY PROVISIONS -- Delay of Payments." The beneficiary may receive the net death benefit in a lump sum or under a payment option. See "APPENDIX C -- PAYMENT OPTIONS."

Before the final payment date, the net death benefit is:

    - The death benefit provided under the Level Option or Adjustable Option, whichever is elected and in effect on the date of death PLUS

    - Any other insurance on the Insured's life that is provided by Rider MINUS

    - Any outstanding loan and any partial withdrawals, partial withdrawal costs and due and unpaid monthly insurance protection charges through the Policy month in which the Insured dies

After the final payment date, if the Guaranteed Death Benefit Rider is not in effect, the net death benefit is:

    - The policy value MINUS

    - Any outstanding loan

In most states, we will compute the net death benefit on the date we receive due proof of the Insured's death.

GUARANTEED DEATH BENEFIT RIDER (NOT AVAILABLE IN ALL STATES)

An optional Guaranteed Death Benefit Rider is available ONLY AT ISSUE OF THE POLICY. If this Rider is in effect, the Company:

    - guarantees that your Policy will not lapse regardless of the investment performance of the Variable Account and

    - provides a guaranteed net death benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from Policy Value when the Rider is elected. Certain transactions, including policy loans, partial withdrawals, and changes in Sum Insured Options, can result in the termination of the Rider. IF THIS RIDER IS TERMINATED, IT CANNOT BE REINSTATED.

GUARANTEED DEATH BENEFIT TESTS

While the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse if the following two tests are met:

1. Within 48 months following the Date of Issue of the Policy or of any increase in the Face Amount, the sum of the premiums paid, less any Debt, partial withdrawals and withdrawal charges, must be greater than the minimum monthly payment multiplied by the number of months which have elapsed since the relevant Date of Issue; and

2.  On each Policy anniversary, (a) must exceed (b), where, since the Date of
    Issue:

    (a) is the sum of your premiums, less any withdrawals, partial withdrawal charges and Debt which is classified as a preferred loan; and

    (b) is the sum of the minimum Guaranteed Death Benefit premiums, as shown on the specifications page of the Policy.

GUARANTEED DEATH BENEFIT

If the Guaranteed Death Benefit Rider is in effect on the Final Premium Payment Date, a guaranteed Death Benefit will be provided as long as the Rider is in force. The Death Benefit will be the greater of:

    - the Face Amount as of the Final Premium Payment Date; or

    - the Policy Value as of the date due proof of death is received by the Company.

TERMINATION OF THE GUARANTEED DEATH BENEFIT RIDER

The Guaranteed Death Benefit Rider will end and may not be reinstated on the first to occur of the following:

    - foreclosure of an outstanding loan; or

    - the date on which the sum of your payments does not meet or exceed the applicable Guaranteed Death Benefit test (above); or

    - any Policy change that results in a negative guideline level premium; or

    - the effective date of a change from the Adjustable Death Benefit Option to the Level Death Benefit Option, if such changes occur within 5 policy years of the Final Payment Date; or

    - a request for a partial withdrawal or preferred loan is made after the Final Premium Payment Date.

It is possible that the Policy Value will not be sufficient to keep the Policy in force on the first Monthly Payment Date following the date the Rider terminates.

LEVEL OPTION AND ADJUSTABLE OPTION

The Policy provides two death benefit options: the Level Option and Adjustable Option. You choose the desired option in the application or enrollment form. You may change the option once per Policy year by written request. There is no charge for a change in option.

Under the Level Option, the death benefit is the GREATER of the:

    - Face amount OR

    - Guideline minimum sum insured

Under the Adjustable Option, the death benefit is the GREATER of the:

    - Face amount plus policy value OR

    - Guideline minimum sum insured

Under both the Level Option and Adjustable Option, the death benefit provides insurance protection. Under the Level Option, the death benefit is level unless the guideline minimum sum insured exceeds the face amount; then, the death benefit varies as the policy value changes. Under the Adjustable Option, the death benefit always varies as the policy value changes.

At any face amount, the death benefit will be greater under the Adjustable Option than under the Level Option because the policy value is added to the face amount and included in the death benefit. However, the monthly insurance protection charge will be greater. Therefore, policy value will accumulate at a slower rate than under the Level Option.

If you desire to have payments and investment performance reflected in the death benefit, you should choose the Adjustable Option. If you desire to have payments and investment performance reflected to the maximum extent in the policy value, you should select the Level Option.

GUIDELINE MINIMUM SUM INSURED -- The guideline minimum sum insured is a percentage of the policy value as set forth in "APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE." The guideline minimum sum insured is computed based on federal tax regulations to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the beneficiary.

ILLUSTRATION OF THE LEVEL OPTION -- In this illustration, assume that the Insured is under the age of 40, and that there is no outstanding loan.

Under the Level Option, a Policy with a $100,000 face amount will have a death benefit of $100,000. However, because the death benefit must be equal to or greater than 250% of policy value, if the policy value exceeds $40,000 the death benefit will exceed the $100,000 face amount. In this example, each dollar of policy value above $40,000 will increase the death benefit by $2.50. For example, a Policy with a policy value of $50,000 will have a guideline minimum sum insured of $125,000 ($50,000 X 2.50); policy value of $60,000 will produce a guideline minimum sum insured of $150,000 ($60,000 X 2.50); and policy value of $75,000 will produce a guideline minimum sum insured of $187,500 ($75,000 X 2.50).

Similarly, if policy value exceeds $40,000, each dollar taken out of policy value will reduce the death benefit by $2.50. If, for example, the policy value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $150,000 to $125,000. If, however, the product of the policy value times the applicable percentage from the table in APPENDIX A is less than the face amount, the death benefit will equal the face amount.

The applicable percentage becomes lower as the Insured's age increases. If the Insured's age in the above example were, for example, 50 (rather than between zero and 40), the applicable percentage would be 185%. The death benefit would not exceed the $100,000 face amount unless the policy value exceeded $54,054 (rather than $40,000), and each dollar then added to or taken from policy value would change the death benefit by $1.85.

ILLUSTRATION OF THE ADJUSTABLE OPTION -- In this illustration, assume that the Insured is under the age of 40 and that there is no outstanding loan.

Under the Adjustable Option, a Policy with a face amount of $100,000 will produce a death benefit of $100,000 plus policy value. For example, a Policy with policy value of $10,000 will produce a death benefit of $110,000 ($100,000 + $10,000); policy value of $25,000 will produce a death benefit of $125,000 ($100,000 + $25,000); policy value of $50,000 will produce a death benefit of $150,000 ($100,000 + $50,000). However, the death benefit must be at least 250% of the policy value. Therefore, if the policy value is greater than $66,667, 250% of that amount will be the death benefit, which will be greater than the face amount plus policy value. In this example, each dollar of policy value above $66,667 will increase the death benefit by $2.50. For example, if the policy value is $70,000, the guideline minimum sum insured will be $175,000 ($70,000 X 2.50); policy value of $80,000 will produce a guideline minimum sum insured of $200,000 ($80,000 X 2.50); and policy value of $90,000 will produce a guideline minimum sum insured of $225,000 ($90,000 X 2.50).

Similarly, if policy value exceeds $66,667, each dollar taken out of policy value will reduce the death benefit by $2.50. If, for example, the policy value is reduced from $80,000 to $70,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $200,000 to $175,000. If, however, the product of the policy value times the applicable percentage is less than the face amount plus policy value, then the death benefit will be the current face amount plus policy value.

The applicable percentage becomes lower as the Insured's age increases. If the Insured's age in the above example were 50, the death benefit must be at least
1.85 times the policy value. The death benefit would be the sum of the policy value plus $100,000 unless the policy value exceeded $117,647 (rather than $66,667). Each dollar added to or subtracted from the Policy would change the death benefit by $1.85.

CHANGE TO LEVEL OR ADJUSTABLE OPTION

You may change the death benefit option once each Policy year by written request. Changing options will not require evidence of insurability. The change takes effect on the monthly processing date on or following the date of receipt of the written request. We will impose no charge for changes in death benefit options.

If you change the Level Option to the Adjustable Option, we will decrease the face amount to equal:

    - The death benefit MINUS

    - The policy value on the date of the change

The change may not be made if the face amount would fall below $40,000. After the change from the Level Option to the Adjustable Option, future monthly insurance protection charges may be higher or lower than if no change in option had been made. However, the insurance protection amount will always equal the face amount unless the guideline minimum sum insured applies.

If you change the Adjustable Option to the Level Option, we will increase the face amount by the policy value on the date of the change. The death benefit will be the GREATER of:

    - The new face amount or

    - The guideline minimum sum insured

After the change from the Adjustable Option to the Level Option, an increase in policy value will reduce the insurance protection amount and the monthly insurance protection charge. A decrease in policy value will increase the insurance protection amount and the monthly insurance protection charge.

A change in death benefit option may result in total payments exceeding the then current maximum payment limitation under federal tax law. If this occurs, we will pay the excess to you.

A change from the Adjustable Death Benefit option to the Level Benefit option within five policy years of the Final Payment Date will terminate a Guaranteed Death Benefit Rider.

CHANGE IN FACE AMOUNT

You may increase or decrease the face amount by written request. An increase or decrease in the face amount takes effect on the LATEST of the:

    - The monthly processing date on or next following date of receipt of your written request OR

    - The date of approval of your written request, if evidence of insurability is required

INCREASES -- You must submit with your written request for an increase satisfactory evidence of insurability. The consent of the Insured is also required whenever the face amount is increased. An increase in face amount may not be less than $10,000. You may not increase the face amount after the Insured reaches age 80. A written request for an increase must include a payment if the surrender value is less than the sum of:

    - $50 PLUS

    - Two minimum monthly payments

On the effective date of each increase in face amount, we will deduct a transaction charge of $50 from policy value for administrative costs. We will also compute a surrender charge for the increase. An increase in the face amount will increase the insurance protection amount and, therefore, the monthly insurance protection charges.

After increasing the face amount, you will have the right, during a free-look period, to have the increase canceled. See "THE POLICY -- Free-Look Period." If you exercise this right, we will credit to your Policy the charges deducted for the increase, unless you request a refund of these charges.

DECREASES -- You may decrease the face amount by written request. The minimum amount for a decrease in face amount is $10,000. The minimum face amount in force after a decrease is $40,000. We may limit the decrease or return policy value to you, as you choose, if the Policy would not comply with the maximum payment limitation under federal tax law. A return of policy value may result in tax liability to you.

A decrease in the face amount will lower the insurance protection amount and, therefore, the monthly insurance protection charge. In computing the monthly insurance protection charge, a decrease in the face amount will reduce the face amount in inverse order.

On a decrease in the face amount, we will deduct from the policy value a transaction charge of $50 and, if applicable, any surrender charge. You may allocate the deduction to one sub-account. If you make no allocation, we will make a pro-rata allocation. We will reduce the surrender charge by the amount of any surrender charge deducted.

POLICY VALUE

The policy value is the total value of your Policy. It is the SUM of:

    - Your accumulation in the fixed account PLUS

    - The value of your units in the sub-accounts

There is no guaranteed minimum policy value. Policy value on any date depends on variables that cannot be predetermined.

Your policy value is affected by the:

    - Frequency and amount of your net payments

    - Interest credited in the fixed account

    - Investment performance of your sub-accounts

    - Partial withdrawals

    - Loans, loan repayments and loan interest paid or credited

    - Charges and deductions under the Policy

    - The death benefit option

COMPUTING POLICY VALUE -- We compute the policy value on the date of issue and on each valuation date. On the date of issue, the policy value is:

    - The value of the amount allocated to the money market fund, net of mortality and expense risks, administrative charges and fund expenses (see "THE POLICY -- Application for a Policy"), MINUS

    - The monthly insurance protection charge due

On each valuation date after the date of issue, the policy value is the SUM of:

    - Accumulations in the fixed account PLUS

    - The SUM of the PRODUCTS of:

       - The number of units in each sub-account TIMES

       - The value of a unit in each sub-account on the valuation date

THE UNIT -- We allocate each net payment to the sub-accounts you selected. We credit allocations to the sub-accounts as units. Units are credited separately for each sub-account.

The number of units of each sub-account credited to the Policy is the QUOTIENT of:

    - That part of the net payment allocated to the sub-account DIVIDED BY

    - The dollar value of a unit on the valuation date the payment is received at our principal office

The number of units will remain fixed unless changed by a split of unit value, transfer, partial withdrawal or surrender. Also, each deduction of charges from a sub-account will result in cancellation of units equal in value to the amount deducted.

The dollar value of a unit of a sub-account varies from valuation date to valuation date based on the investment experience of that sub-account. This investment experience reflects the investment performance, expenses and charges of the fund in which the sub-account invests. The value of each unit was set at $1.00 on the first valuation date of each sub-account. The value of a unit on any valuation date is the PRODUCT of:

    - The dollar value of the unit on the preceding valuation date TIMES

    - The net investment factor

NET INVESTMENT FACTOR -- The net investment factor measures the investment performance of a sub-account during the valuation period just ended. The net investment factor for each sub-account is 1.0000 PLUS the QUOTIENT of:

    - The investment income of that sub-account for the valuation period, adjusted for realized and unrealized capital gains and losses and for taxes during the valuation period, DIVIDED BY

    - The value of that sub-account's assets at the beginning of the valuation period MINUS

    - The mortality and expense risk charge for each day in the valuation period currently at an annual rate of 0.65% of the daily net asset value of that sub-account AND

    - The administrative charge for each day in the valuation period at an annual rate of 0.15% of the daily net asset value of that sub-account (only during the first ten Policy years)

The net investment factor may be greater or less than one.

PAYMENT OPTIONS

The net death benefit payable may be paid in a single sum or under one or more of the payment options then offered by the Company. See "APPENDIX C -- PAYMENT OPTIONS." These payment options also are available at the final payment date or if the Policy is surrendered. If no election is made, we will pay the net death benefit in a single sum.

OPTIONAL INSURANCE BENEFITS

You may add optional insurance benefits to the Policy by Rider, as described in "APPENDIX B -- OPTIONAL INSURANCE BENEFITS." The cost of certain optional insurance benefits becomes part of the monthly insurance protection charge.

SURRENDER

You may surrender the Policy and receive its surrender value. The surrender value is:

    - The policy value MINUS

    - Any outstanding loan and surrender charges

We will compute the surrender value on the valuation date on which we receive the Policy with a written request for surrender. We will deduct a surrender charge if you surrender the Policy within 10 full Policy years of the date of issue or increase in face amount. See "CHARGES AND DEDUCTIONS -- Surrender Charge."

The surrender value may be paid in a lump sum or under a payment option then offered by us. See "APPENDIX C -- PAYMENT OPTIONS." We will normally pay the surrender value within seven days following our receipt of written request. We may delay benefit payments under the circumstances described in "OTHER POLICY PROVISIONS -- Delay of Benefit Payments."

For important tax consequences of a surrender, see "FEDERAL TAX CONSIDERATIONS." If the Policy is issued in connection with a Section 403(b) Plan, your surrender rights may be restricted. See "FEDERAL TAX CONSIDERATIONS -- Policies Issued in Connection with TSA Plans."

PARTIAL WITHDRAWAL

After the first Policy year, you may withdraw part of the surrender value of your Policy on written request. Your written request must state the dollar amount you wish to receive. You may allocate the amount withdrawn among the sub-accounts and the fixed account. If you do not provide allocation instructions, we will make a pro-rata allocation. Each partial withdrawal must be at least $500. Under the Level Option, the face amount is reduced by the partial withdrawal. We will not allow a partial withdrawal if it would reduce the Level Option face amount below $40,000.

On a partial withdrawal from a sub-account, we will cancel the number of units equal in value to the amount withdrawn. The amount withdrawn will be the amount you requested plus the partial withdrawal costs. See "CHARGES AND DEDUCTIONS --Partial Withdrawal Costs." We will normally pay the partial withdrawal within seven days following our receipt of written request. We may delay payment as described in "OTHER POLICY PROVISIONS -- Delay of Payments."

For important tax consequences of partial withdrawals, see "FEDERAL TAX CONSIDERATIONS." If the Policy is issued in connection with a Section 403(b) Plan, your withdrawal rights may be restricted. See "FEDERAL TAX CONSIDERATIONS -- Policies Issued in Connection with TSA Plans."

PAID-UP INSURANCE OPTION

On written request, you may elect life insurance coverage, usually for a reduced amount, for the life of the Insured with no further premiums due. The paid-up insurance will be the amount, up to the face amount of the Policy, that the surrender value can purchase for a net single premium at the Insured's age and underwriting class on the date this option is elected. If the surrender value exceeds the net single premium, we will pay the excess to you. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING POLICY OWNER RIGHTS
  AND BENEFITS WILL BE AFFECTED:

    - As described above, the paid-up insurance benefit will be computed differently from the net death benefit and the death benefit options will not apply

    - We will not allow transfers of policy value from the fixed account back to the variable account

    - You may not make further payments

    - You may not increase or decrease the face amount or make partial withdrawals

    - Riders will continue only with our consent

You may, after electing paid-up insurance, surrender the Policy for its net cash value. The guaranteed cash value is the net single premium for the paid-up insurance at the Insured's attained age. The net cash value is the cash value less any outstanding loan. We will transfer the policy value in the variable account to the fixed account on the date we receive written request to elect the option.

On election of paid-up insurance, the Policy often will become a modified endowment contract. If a Policy becomes a modified endowment contract, Policy loans or surrender will receive unfavorable federal tax treatment. See "FEDERAL TAX CONSIDERATIONS -- Modified Endowment Policies."

                             CHARGES AND DEDUCTIONS

The following charges will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

No surrender charges, partial withdrawal charges or front-end sales loads are imposed, and no commissions are paid where the Policy owner as of the date of application is within the following class of individuals:

All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); directors of First Allmerica and its affiliates and subsidiaries; all employees and registered representatives of any broker-dealer that has entered into a sales agreement with us or Allmerica Investments, Inc. to sell the Policies and any spouses of the above persons or any children of the above persons.

PAYMENT EXPENSE CHARGE

Currently, we deduct 4.0% of each payment as a payment expense charge. This charge includes a:

    - Current premium tax deduction of 2.5%

    - Current deferred acquisition costs ("DAC tax") deduction of 1.0%

    - Front-end sales load of 0.5%

The 2.5% premium tax deduction approximates our average expenses for state and local premium taxes. Premium taxes vary, ranging from zero to more than 4.0%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, we do not expect to make a profit from this deduction. The 1.0% DAC tax deduction helps reimburse us for approximate expenses incurred from federal taxes for deferred acquisition costs ("DAC taxes") of the Policies. We deduct the 0.5% front-end sales load from each payment partially to compensate us for Policy sales expenses.

We reserve the right to increase or decrease the premium tax deduction or DAC tax deduction to reflect changes in our expenses for premium taxes or DAC taxes. The 0.5% front-end sales load will not change, even if sales expenses change.

MONTHLY INSURANCE PROTECTION CHARGES

Before the final payment date, we will deduct a monthly insurance protection charge from your policy value. This charge is the cost for insurance protection under the Policy, including optional insurance benefits provided by Rider.

We deduct the monthly insurance protection charge on each monthly processing date starting with the date of issue. You may allocate monthly insurance protection charges to one sub-account. If you make no allocation, we will make a pro-rata allocation. If the sub-account you chose does not have sufficient funds to cover the monthly insurance protection charges, we will make a pro-rata allocation. We will deduct no monthly insurance protection charges on or after the final payment date.

COMPUTING MONTHLY INSURANCE PROTECTION CHARGES -- We designed the monthly insurance protection charge to compensate us for the anticipated cost of paying net death benefits under the Policies. The charge is computed monthly for the initial face amount and for each increase in face amount. Monthly insurance protection charges can vary.

For the initial face amount under the Level Option, the monthly insurance protection charge is the PRODUCT of:

    - The insurance protection rate TIMES

    - The DIFFERENCE between

       - The initial face amount AND

       - The policy value (MINUS any Rider charges) at the beginning of the Policy month

Under the Level Option, the monthly insurance protection charge decreases as the policy value increases if the guideline minimum sum insured is not in effect.

For the initial face amount under the Adjustable Option, the monthly insurance protection charge is the PRODUCT of:

    - The insurance protection rate TIMES

    - The initial face amount

For each increase in face amount under the Level Option, the monthly insurance protection charge is the PRODUCT of:

    - The insurance protection rate for the increase TIMES

    - The DIFFERENCE between

       - The increase in face amount AND

       - Any policy value (MINUS any Rider charges) GREATER than the initial face amount at the beginning of the Policy month and not allocated to a prior increase

For each increase in face amount under the Adjustable Option, the monthly insurance protection charge is the PRODUCT of:

    - The insurance protection rate for the increase TIMES

    - The increase in face amount

If the guideline minimum sum insured is in effect under either Option, we will compute a monthly insurance protection charge for that part of the death benefit subject to the guideline minimum sum insured that exceeds the current death benefit not subject to the guideline minimum sum insured. This charge is the PRODUCT of:

    - The insurance protection rate for the initial face amount TIMES

    - The DIFFERENCE between

    - The guideline minimum sum insured AND

    - The GREATER of:

       - The face amount OR the policy value, if you selected the Level Option or

       - the face amount PLUS the policy value, if you selected the Adjustable Option

We will adjust the monthly insurance protection charge for any decreases in face amount. See "THE POLICY -- Change in Face Amount: Decreases."

INSURANCE PROTECTION RATES -- We base insurance protection rates on the:

    - Male, female or blended unisex rate table

    - Age and underwriting class of the Insured

    - Effective date of an increase or date of any Rider

For unisex Policies, sex-distinct rates do not apply. For the initial face amount, the insurance protection rates are based on your age at the beginning of each Policy year. For an increase in face amount or for a Rider, the insurance protection rates are based on your age on each anniversary of the effective date of the increase or

Rider. We base the current insurance protection rates on our expectations as to future mortality experience. Rates will not, however, be greater than the guaranteed insurance protection rates set forth in the Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Policies) and the Insured's sex and age. The Tables used for this purpose set forth different mortality estimates for males and females and for smokers and non-smokers. Any change in the insurance protection rates will apply to all Insureds of the same age, sex and underwriting class whose Policies have been in force for the same period.

The underwriting class of an Insured will affect the insurance protection rates. We currently place Insureds into preferred underwriting classes, standard underwriting classes and non-standard underwriting classes. The underwriting classes are also divided into two categories: smokers and non-smokers. We will place an Insured under age 18 at the date of issue in a standard or non-standard underwriting class. We will then classify the Insured as a smoker at age 18 unless we receive satisfactory evidence that the Insured is a non-smoker. Prior to the Insured's age 18, we will give you notice of how the Insured may be classified as a non-smoker.

We compute the insurance protection rate separately for the initial face amount and for any increase in face amount. However, if the Insured's underwriting class improves on an increase, the lower insurance protection rate will apply to the total face amount.

CHARGES AGAINST OR REFLECTED IN THE ASSETS OF THE VARIABLE ACCOUNT

We assess each sub-account with a charge for mortality and expense risks we assume and, during the first ten Policy years, a charge for administrative expenses of the variable account. Fund expenses are also reflected in the variable account.

ADMINISTRATIVE CHARGE -- During the first ten Policy years, we impose a daily charge at an annual rate of 0.15% of the average daily net asset value in each sub-account. The charge is to help reimburse us for administrative expenses incurred in the administration of the variable account and the sub-accounts. It is not expected to be a source of profit. The administrative functions and expenses we assume for the variable account and the sub-accounts include:

    - Clerical, accounting, actuarial and legal services

    - Rent, postage, telephone, office equipment and supplies,

    - The expenses of preparing and printing registration statements and prospectuses (not allocable to sales expense)

    - Regulatory filing fees and other fees

We do not assess the administrative charge after the tenth Policy year.

MORTALITY AND EXPENSE RISK CHARGE -- We impose a daily charge at a current annual rate of 0.65% of the average daily net asset value of each sub-account. This charge compensates us for assuming mortality and expense risks for variable interests in the Policies. The Company may increase this charge, subject to state and federal law, to an annual rate no greater than 0.80%.

The mortality risk we assume is that Insureds may live for a shorter time than anticipated. If this happens, we will pay more net death benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the Policies will exceed those compensated by the administrative charges in the Policies. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, we will absorb the losses. If the charge turns out to be higher than mortality and expense risk expenses, the difference will be a profit to us. If the charge provides us with a profit, the profit will be available for our use to pay distribution, sales and other expenses.

FUND EXPENSES -- The value of the units of the sub-accounts will reflect the investment advisory fee and other expenses of the funds whose shares the sub-accounts purchase. The prospectuses and statements of additional information of the Trust, VIP and T. Rowe Price contain more information concerning the fees and expenses.

No charges are currently made against the sub-accounts for federal or state income taxes. Should income taxes be imposed, we may make deductions from the sub-accounts to pay the taxes. See "FEDERAL TAX CONSIDERATIONS."

SURRENDER CHARGE

The Policy's contingent surrender charge is a deferred administrative charge and a deferred sales charge. The deferred administrative charge is designed to reimburse us for the administrative costs of product research and development, underwriting, Policy administration and surrendering the Policy. The deferred sales charge compensates us for distribution expenses, including commissions to our representatives, advertising and the printing of prospectuses and sales literature.

We compute the surrender charge on date of issue and on any increase in face amount. The surrender charge applies for ten years from date of issue or increase in face amount. We impose the surrender charge only if, during its duration, you request a full surrender or a decrease in face amount.

The maximum surrender charge includes a:

    - Deferred administrative charge of $8.50 per thousand dollars of the initial face amount or increase

    - Deferred sales charge of 28.5% of payments received or associated with the increase up to the guideline annual premium for the increase

The maximum surrender charge will not exceed a specified amount per $1,000 of initial face amount or increase because of state-imposed limits. The maximum surrender charge is level for the first 24 Policy months and then reduces by 1/96th for the next 96 Policy months, reaching zero at the end of ten Policy years.

Payments associated with an increase equal that part of the payments made on or after the increase that are allocated to the increase. We allocate payments based on relative guideline annual premium payments. For example, assume that the guideline annual premium is $1,500 before an increase and is $2,000 with the increase. The policy value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial face amount and 25% to the increase. All future payments would also be allocated 75% to the initial face amount and 25% to the increase.

If more than one surrender charge is in effect because of one or more increases in face amount, we will apply the surrender charges in inverse order. We will apply surrender and partial withdrawal charges (described below) in this order:

    - First, the most recent increase

    - Second, the next most recent increases, and so on

    - Third, the initial face amount.

A surrender charge may be deducted on a decrease in the face amount. On a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. The fraction is the PRODUCT of:

    - The decrease DIVIDED by the current face amount TIMES

    - the surrender charge

Where a decrease causes a partial reduction in an increase or in the initial face amount, we will deduct a proportionate share of the surrender charge for that increase or for the initial face amount.

See "APPENDIX E -- COMPUTING MAXIMUM SURRENDER CHARGES" for examples of how we compute the maximum surrender charge.

PARTIAL WITHDRAWAL COSTS

For each partial withdrawal, we deduct a transaction fee of 2.0% of the amount withdrawn, not to exceed $25. This fee is intended to reimburse us for the cost of processing the withdrawal.

A partial withdrawal charge may also be deducted from policy value. However, in any Policy year, you may withdraw, without a partial withdrawal charge, up to;

    - 10% of the policy value MINUS

    - The total of any prior free withdrawals in the same Policy year ("Free 10% Withdrawal")

The right to make the Free 10% Withdrawal is not cumulative from Policy year to Policy year. For example, if only 8% of policy value were withdrawn in the second Policy year, the amount you could withdraw in future Policy years would not be increased by the amount you did not withdraw in the second Policy year.

We impose the partial withdrawal charge on any withdrawal greater than the Free 10% Withdrawal. The charge is 5.0% of the excess withdrawal up to the surrender charge. If no surrender charge applies on withdrawal, no partial withdrawal charge will apply. We will reduce the Policy's outstanding surrender charge by the partial withdrawal charge deducted, proportionately reducing the deferred sales and administrative charges. The partial withdrawal charge deducted will decrease existing surrender charges in inverse order.

TRANSFER CHARGES

Currently, the first 12 transfers in a Policy year are free. We reserve the right to limit the number of free transfers in a Policy year to six. After that, we will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but it will never exceed $25. This charge reimburses us for the administrative costs of processing the transfer.

If you apply for automatic transfers, the first automatic transfer counts as one transfer. Each future automatic transfer is without charge and does not reduce the remaining number of transfers that may be made without charge.

Each of the following transfers of policy value from the sub-accounts to the fixed account is free and does not count as one of the 12 free transfers in a Policy year:

    - A conversion within the first 24 months from date of issue or increase

    - A transfer to the fixed account to secure a loan

    - A reallocation of policy value within 20 days of the date of issue

CHARGE FOR CHANGE IN FACE AMOUNT

For each increase or decrease in face amount, we will deduct a transaction charge of $50 from policy value to reimburse us for the administrative costs of the change.

OTHER ADMINISTRATIVE CHARGES

We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge for:

    - Changing net payment allocation instructions

    - Changing the allocation of monthly insurance protection charges among the various sub-accounts and the fixed account

    - Providing a projection of values

We do not currently charge for these costs. Any future charge is guaranteed not to exceed $25 per transaction.

                                  POLICY LOANS

You may borrow money secured by your policy value. The total amount you may borrow, including any outstanding loan, is the loan value. In the first Policy year, the loan value is 75% of:

    - The policy value MINUS

    - Any surrender charges, unpaid monthly insurance protection charges and outstanding loan interest through the end of the Policy year

After the first Policy year, the loan value is 90% of:

    - The policy value MINUS

    - Any surrender charges

There is no minimum loan. We will usually pay the loan within seven days after we receive the written request. We may delay the payment of loans as stated in "OTHER POLICY PROVISIONS -- Delay of Payments."

We will allocate the loan among the sub-accounts and the fixed account according to your instructions. If you do not make an allocation, we will make a pro-rata allocation. We will transfer policy value in each sub-account equal to the Policy loan to the fixed account. We will not count this transfer as a transfer subject to the transfer charge.

Policy value equal to the outstanding loan will earn monthly interest in the fixed account at an annual rate of at least 6.0% (8.0% for preferred loans). NO OTHER INTEREST WILL BE CREDITED.

If you are a participant under a Section 403(b) TSA plan and purchased the Policy in connection with the plan, your Policy loan rights are limited. See "Policies Issued in Connection with TSA Plans" below, and "FEDERAL TAX CONSIDERATIONS -- Policies Issued in Connection with TSA Plans."

PREFERRED LOAN OPTION

This option is available to you upon written request after the first Policy year. It may be revoked by you at any time. A request for a preferred loan after the Final Payment Date will terminate the optional Guaranteed Death Benefit Rider.

The preferred loan option is available during Policy years 2-10 only if your policy value, minus the surrender charge, is $50,000 or more. The option applies to up to 10% of this amount. After the 10th Policy year, the preferred loan option is available on all loans or on all or a part of the loan value as you request. The guaranteed annual interest rate credited to the policy value securing a preferred loan will be 8%.

There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see "FEDERAL TAX CONSIDERATIONS").

LOAN INTEREST CHARGED

Interest accrues daily at the annual rate of 8.0%. Interest is due and payable in arrears at the end of each Policy year or for as short a period as the loan may exist. Interest not paid when due will be added to the loan amount and bears interest at the same rate.

REPAYMENT OF OUTSTANDING LOAN

You may pay any loans before Policy lapse. We will allocate that part of the policy value in the fixed account that secured a repaid loan to the sub-accounts and fixed account according to your instructions. If you do not make a repayment allocation, we will allocate policy value according to your most recent payment allocation instructions. However, loan repayments allocated to the variable account cannot exceed policy value previously transferred from the variable account to secure the outstanding loan.

If the outstanding loan exceeds the policy value less the surrender charge, the Policy will terminate. We will mail a notice of termination to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See "POLICY TERMINATION AND REINSTATEMENT." The foreclosure of an outstanding loan will terminate the optional Guaranteed Death Benefit Rider.

EFFECT OF POLICY LOANS

Policy loans will permanently affect the policy value and surrender value, and may permanently affect the death benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the sub-accounts is less than or greater than the interest credited to the policy value in the fixed account that secures the loan.

We will deduct any outstanding loan from the proceeds payable when the Insured dies or from a surrender.

POLICIES ISSUED IN CONNECTION WITH TSA PLANS

If your Policy was issued in connection with a TSA plan, Policy loans are permitted in accordance with the terms of the Policy. However, if a Policy loan does not comply with the requirements of Code Section 72(p), the TSA plan may become disqualified and Policy Values may be includible in your current income. Policy loans must meet the following additional requirements:

    - Loans must be repaid within five years, except when the loan is used to acquire any dwelling unit which within a reasonable time is to be used as the Policy owner's principal residence.

    - All Policy loans must be amortized on a level basis with loan repayments being made not less frequently than quarterly.

    - The sum of all outstanding loan balances for all loans from all of your TSA plans may not exceed the lesser of:

       - $50,000 reduced by the excess (if any) of

           - the highest outstanding balance of loans from all of the Policy owner's TSA plans during the one-year period preceding the date of the loan, minus

           - the outstanding balance of loans from the Policy owner's TSA plans on the date on which such loan was made;

                                       OR

       - 50% of the Policy owner's non-forfeitable accrued benefit in all of his/her TSA plans, but not less than $10,000.

See "FEDERAL TAX CONSIDERATIONS -- Policies Issued in Connection with TSA
Plans."

A QUALIFIED TAX ADVISER SHOULD BE CONSULTED BEFORE REQUESTING A POLICY LOAN.

                      POLICY TERMINATION AND REINSTATEMENT

TERMINATION

Unless the Guaranteed Death Benefit Rider is in effect, the Policy will terminate if:

    - Surrender value is insufficient to cover the next monthly insurance protection charge plus loan interest accrued OR

    - Outstanding loan exceeds the policy value less surrender charges

If one of these situations occurs, the Policy will be in default. You will then have a grace period of 62 days, measured from the date of default, to pay a premium sufficient to prevent termination. On the date of default, we will send a notice to you and to any assignee of record. The notice will state the premium due and the date by which it must be paid.

Failure to pay a sufficient premium within the grace period will result in Policy termination. If the Insured dies during the grace period, we will deduct from the net death benefit any monthly insurance protection charges due and unpaid through the Policy month in which the Insured dies and any other overdue charge.

During the first 48 Policy months following the date of issue or an increase in the face amount, a guarantee may apply to prevent the Policy from terminating because of insufficient surrender value. This guarantee applies if, during this period, you pay premiums that, when reduced by partial withdrawals and partial withdrawal costs, equal or exceed specified minimum monthly payments. The specified minimum monthly payments are based on the number of months the Policy, increase in face amount or policy change that causes a change in the minimum monthly payment has been in force. A policy change that causes a change in the minimum monthly payment is a change in the face amount or the addition or deletion of a Rider. Except for the first 48 months after the date of issue or the effective date of an increase, payments equal to the minimum monthly payment do not guarantee that the Policy will remain in force.

If the optional Guaranteed Death Benefit Rider is in effect, the Policy will not lapse regardless of the investment performance of the Variable Account. See "Guaranteed Death Benefit Rider."

REINSTATEMENT

A terminated Policy may be reinstated within three years of the date of default and before the final payment date. The reinstatement takes effect on the monthly processing date following the date you submit to us:

    - Written application for reinstatement

    - Evidence of insurability showing that the Insured is insurable according to our underwriting rules and

    - A payment that, after the deduction of the payment expense charge, is large enough to cover the minimum amount payable

Policies which have been surrendered may not be reinstated.

MINIMUM AMOUNT PAYABLE -- If reinstatement is requested when less than 48 monthly insurance protection charges have been paid since the date of issue or increase in the face amount, you must pay the lesser of:

    - The minimum monthly payment for the three months beginning on the date of reinstatement or

    - the SUM of:

       - The amount by which the surrender charge on the date of reinstatement exceeds the policy value on the date of default PLUS

       - Monthly insurance protection charges for the three months beginning on the date of reinstatement

If you request reinstatement more than 48 monthly processing dates from the date of issue or increase in the face amount, you must pay the sum shown above without regard to the three months of minimum monthly payments.

SURRENDER CHARGE -- The surrender charge on the date of reinstatement is the surrender charge that would have been in effect had the Policy remained in force from the date of issue.

POLICY VALUE ON REINSTATEMENT -- The policy value on the date of reinstatement is:

    - The net payment made to reinstate the Policy and interest earned from the date the payment was received at our principal office PLUS

    - The policy value less any outstanding loan on the date of default (not to exceed the surrender charge on the date of reinstatement) MINUS

    - The monthly insurance protection charges due on the date of reinstatement

You may reinstate any outstanding loan.

                            OTHER POLICY PROVISIONS

POLICY OWNER

The Policy Owner is the Insured unless another Policy owner has been named in the application or enrollment form. As Policy owner, you are entitled to exercise all rights under your Policy while the Insured is alive, with the consent of any irrevocable beneficiary. The consent of the Insured is required whenever the face amount is increased.

BENEFICIARY

The beneficiary is the person or persons to whom the net death benefit is payable on the Insured's death. Unless otherwise stated in the Policy, the beneficiary has no rights in the Policy before the Insured dies. While the Insured is alive, you may change the beneficiary, unless you have declared the beneficiary to be irrevocable. If no beneficiary is alive when the Insured dies, the Policy owner (or the Policy owner's estate) will be the beneficiary. If more than one beneficiary is alive when the Insured dies, we will pay each beneficiary in equal shares, unless you have chosen otherwise. Where there is more than one beneficiary, the interest of a beneficiary who dies before the Insured will pass to surviving beneficiaries proportionally.

ASSIGNMENT

You may assign a Policy as collateral or make an absolute assignment. All Policy rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in payment allocations, make transfers or to exercise other rights under the Policy. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our principal office. When recorded, the assignment will take effect on the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release.

THE FOLLOWING POLICY PROVISIONS MAY VARY BY STATE.

LIMIT ON RIGHT TO CHALLENGE POLICY

We cannot challenge the validity of your Policy if the Insured was alive after the Policy had been in force for two years from the date of issue. Also, we cannot challenge the validity of any increase in the face amount if the Insured was alive after the increase was in force for two years from the effective date of the increase.

SUICIDE

The net death benefit will not be paid if the Insured commits suicide, while sane or insane, within two years from the date of issue. Instead, we will pay the beneficiary all payments made for the Policy, without interest, less any outstanding loan and partial withdrawals. If the Insured commits suicide, while sane or insane, within two years from any increase in face amount, we will not recognize the increase. We will pay to the beneficiary the monthly insurance protection charges paid for the increase.

MISSTATEMENT OF AGE OR SEX

If the Insured's age or sex is not correctly stated in the Policy application or enrollment form, we will adjust benefits under the Policy to reflect the correct age and sex. The adjusted benefit will be the benefit that the most recent monthly insurance protection charge would have purchased for the correct age and sex. We will not reduce the death benefit to less than the guideline minimum sum insured. For a unisex Policy, there is no adjusted benefit for misstatement of sex.

DELAY OF PAYMENTS

Amounts payable from the variable account for surrender, partial withdrawals, net death benefit, Policy loans and transfers may be postponed whenever:

    - The New York Stock Exchange is closed other than customary weekend and holiday closings

    - The SEC restricts trading on the New York Stock Exchange

    - The SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the variable account's net assets

We may delay paying any amounts derived from payments you made by check until the check has cleared your bank.

We reserve the right to defer amounts payable from the fixed account. This delay may not exceed six months.

                           FEDERAL TAX CONSIDERATIONS

The following summary of federal tax considerations is based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the Policies. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the Policy owner is a corporation or the trustee of an employee benefit plan. You should consult a qualified tax adviser to apply the law to your circumstances.

THE COMPANY AND THE VARIABLE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code. We file a consolidated tax return with our parent and affiliates. We do not currently charge for any income tax on the earnings or realized capital gains in the variable account. We do not currently charge for federal income taxes respecting the variable account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the variable account.

Under current laws, the Company may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the variable account, we may charge for taxes paid or for tax reserves.

TAXATION OF THE POLICIES

We believe that the Policies described in this Prospectus are life insurance contracts under Section 7702 of the Code. Section 7702 affects the taxation of life insurance contracts and places limits on the relationship of the policy value to the death benefit. As life insurance contracts, the net death benefits of the Policies are excludable from the gross income of the beneficiaries. Also, any increase in policy value is not taxable until received by you or your designee (but see "Modified Endowment Policies").

Federal tax law requires that the investment of each sub-account funding the Policies is adequately diversified according to Treasury regulations. Although we do not have control over the investments of the funds, we believe that the funds currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which Policy owners may direct their investments to divisions of a separate investment account. Regulations may provide guidance in the future. The Policies or our administrative rules may be modified as necessary to prevent a Policy owner from being considered the owner of the assets of the variable account.

A surrender, partial withdrawal, change in the death benefit option, change in the face amount, lapse with Policy loan outstanding, or assignment of the Policy may have tax consequences. Within the first fifteen Policy years, a distribution of cash required under Section 7702 of the Code because of a reduction of benefits under the Policy will be taxed to the Policy owner as ordinary income respecting any investment earnings. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, policy owner or beneficiary.

POLICY LOANS

We believe that non-preferred loans received under the Policy will be treated as an indebtedness of the Policy Owner for federal income tax purposes. Under current law, these loans will not constitute income for the Policy Owner while the Policy is in force (but see "Modified Endowment Policies"). There is a risk, however, that a preferred loan may be characterized by the Internal Revenue Service ("IRS") as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event IRS guidelines are issued in the future, you may revoke your request for a preferred loan.

Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. Generally, no tax deduction for interest is allowed on Policy loans, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any policies covering the greater of (1) five individuals or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation or (b) 20 individuals.

POLICIES ISSUED IN CONNECTION WITH TSA PLANS

The Policies may be issued in connection with tax-sheltered annuity ("TSA") plans of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code.

A Policy issued in connection with a TSA Plan will be endorsed to reflect the restrictions under Section 403(b) of the Code. The Policy Owner may terminate the endorsement at any time. However, the termination of the endorsement may cause the Policy to fail to qualify under Section 403(b) of the Code. A Policy issued in connection with a TSA Plan may also have limitations on Policy loans. See "POLICY LOANS -- Policies Issued in Connection with TSA Plans."

Under the provisions of Section 403(b) of the Code, payments made for annuity policies purchased for employees under TSA plans are excludable from the gross income of such employees, to the extent that the aggregate purchase payments in any year do not exceed the maximum contribution permitted under the Code. The Company has received a Private Letter Ruling with respect to the status of the Policies as providing "incidental life insurance" when issued in connection with TSA plans. In the Private Letter Ruling, the IRS has taken the position that the purchase of a life insurance policy by the employer as part of a TSA plan will not violate the "incidental benefit" rules of Section 403(b) and the regulations thereunder. The Private Letter Ruling also stated that the use of current or accumulated contributions to purchase a life insurance policy will not result in current taxation of the premium payments for the life insurance policy, except for the current cost of the life insurance protection.

A Policy qualifying under Section 403(b) of the Code must provide that withdrawals or other distributions attributable to salary reduction contributions (including earnings) may not begin before the employee attains age 59 1/2, separates from service, dies, or becomes disabled. In the case of hardship, you may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may nonetheless be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

Policy loans are generally permitted in accordance with the terms of the Policy, but there are certain additional limitations; see "POLICY LOANS -- Policies Issued in Connection with TSA Plans." However, if a Policy loan does not comply with the requirements of Code Section 72(p), your TSA plan may become disqualified and Policy values may be includible in current income.

MODIFIED ENDOWMENT POLICIES

The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, a Policy may be considered a "modified endowment contract" if:

Total payments during the first seven Policy years (or within seven years of a material change in the Policy) EXCEED

    - The total net level payments payable had the Policy provided for paid-up future benefits after making seven level payments.

If the Policy is considered a modified endowment contract, distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis and includible in gross income to the extent that the surrender value exceeds the policy owner's investment in the Policy. Any other amounts will be treated as a return of capital up to the Policy Owner's basis in the Policy. A 10% tax is imposed on that part of any distribution that is includible in income, unless the distribution is:

    - Made after the taxpayer becomes disabled,

    - Made after the taxpayer attains age 59 1/2, or

    - Part of a series of substantially equal periodic payments for the taxpayer's life or life expectancy or joint life expectancies of the taxpayer and beneficiary.

All modified endowment contracts issued by the same insurance company to the same policy owner during any 12-month period will be treated as a single modified endowment contract in computing taxable distributions.

Currently, we review each Policy when payments are received to determine if the payment will render the Policy a modified endowment contract. If a payment would so render the Policy, we will notify you of the option of requesting a refund of the excess payment. The refund process must be completed within 60 days after the Policy anniversary or the Policy will be permanently classified as a modified endowment contract.

                                 VOTING RIGHTS

Where the law requires, we will vote fund shares that each sub-account holds according to instructions received from Policy Owners with policy value in the sub-account. If, under the 1940 Act or its rules, we may vote shares in our own right, whether or not the shares relate to the Policies, we reserve the right to do so.

We will provide each person having a voting interest in a fund with proxy materials and voting instructions. We will vote shares held in each sub-account for which no timely instructions are received in proportion to all instructions received for the sub-account. We will also vote in the same proportion our shares held in the variable account that do not relate to the Policies.

We will compute the number of votes that a Policy owner has the right to instruct on the record date established for the fund. This number is the quotient of:

    - Each Policy owner's policy value in the sub-account divided by

    - The net asset value of one share in the fund in which the assets of the sub-account are invested

We may disregard voting instructions Policy Owners or the Trustees initiate in favor of any change in the investment policies or in any investment adviser or principal underwriter. Our disapproval of any change must be reasonable. A change in investment policies or investment adviser must be based on a good faith determination that the change would be contrary to state law or otherwise is improper under the objectives and purposes of the funds. If we do disregard voting instructions, we will include a summary of and reasons for that action in the next report to Policy Owners.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

NAME AND POSITION                        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------  --------------------------------------------------------
Bruce C. Anderson                   Director of First Allmerica since 1996; Vice President,
  Director                          First Allmerica since 1984

Abigail M. Armstrong                Secretary of First Allmerica since 1996; Counsel, First
  Secretary and Counsel             Allmerica since 1991

Robert E. Bruce                     Director and Chief Information Officer of First
  Director and Chief Information    Allmerica since 1997; Vice President of First Allmerica
  Officer                           since 1995; Corporate Manager, Digital Equipment
                                    Corporation 1979 to 1995

John P. Kavanaugh                   Director and Chief Investment Officer of First Allmerica
  Director, Vice President and      since 1996; Vice President, First Allmerica since 1991
  Chief Investment Officer

John F. Kelly                       Director of First Allmerica since 1996; General Counsel
  Director, Vice President and      since 1981; Senior Vice President since 1986, and
  General Counsel                   Assistant Secretary, First Allmerica since 1991

J. Barry May                        Director of First Allmerica since 1996; Director and
  Director                          President, The Hanover Insurance Company since 1996;
                                    Vice President, The Hanover Insurance Company, 1993 to
                                    1996; General Manager, The Hanover Insurance Company
                                    1989 to 1993

James R. McAuliffe                  Director of First Allmerica since 1996; Director of
  Director                          Citizens Insurance Company of America since 1992;
                                    President since 1994 and CEO since 1996; Vice President,
                                    First Allmerica 1982 to 1994 and Chief Investment
                                    Officer, First Allmerica 1986 to 1994.

John F. O'Brien                     Director, Chairman of the Board, President and Chief
  Director and Chairman of the      Executive Officer, First Allmerica since 1989
  Board

Edward J. Parry, III                Director and Chief Financial Officer of First Allmerica
  Director, Vice President,         since 1996; Vice President and Treasurer, First
  Chief Financial Officer,          Allmerica since 1993
  and Treasurer

Richard M. Reilly                   Director of First Allmerica since 1996; Vice President,
  Director, President and           First Allmerica since 1990; Director, Allmerica
  Chief Executive Officer           Investments, Inc. since 1990; Director and President,
                                    Allmerica Financial Investment Management Services, Inc.
                                    since 1990

Eric A. Simonsen                    Director of First Allmerica since 1996; Vice President,
  Director and Vice President       First Allmerica since 1990; Chief Financial Officer,
                                    First Allmerica 1990 to 1996

Phillip E. Soule                    Director of First Allmerica since 1996; Vice President,
  Director                          First Allmerica since 1987

                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect wholly owned subsidiary of First Allmerica, acts as the principal underwriter and general distributor of the Policies. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Broker-dealers sell the Policies through their registered representatives who are appointed by us.

We pay to broker-dealers who sell the Policy commissions based on a commission schedule. After the date of issue or an increase in Face Amount, commissions will be 90% of the first-year payments up to a payment amount we established and 4% of any excess. Commissions will be 2% for subsequent payments, plus 0.25% of unloaned Policy value. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses through:

    - The front-end sales load

    - The deferred sales charge

    - Investment earnings on amounts allocated under the Policies to the Fixed Account

Commissions paid on the Policies, including other incentives or payments, are not charged to Policy Owners or to the Variable Account.

                                    SERVICES

The Company receives fees from the investment advisers or other service providers of certain Sub-Accounts in return for providing certain services to Policy Owners. Currently, the Company receives service fees with respect to the Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, and Fidelity VIP High Income Portfolio, at an annual rate of 0.10% of the aggregate net asset value, respectively, of the shares of such Sub-Accounts held by the Variable Account. With respect to the T. Rowe Price International Stock Portfolio, the Company receives service fees at an annual rate of 0.15% per annum of the aggregate net asset value of shares held by the Variable Account. The Company may in the future render services for which it will receive compensation from the investment advisers or other service providers of other Sub-Accounts.

                                    REPORTS

We will maintain the records for the Variable Account. We will promptly send you statements of transactions under your Policy, including:

    - Payments

    - Changes in Face Amount

    - Changes in death benefit option

    - Transfers among Sub-Accounts and the Fixed Account

    - Partial withdrawals

    - Increases in loan amount or loan repayments

    - Lapse or termination for any reason

    - Reinstatement

We will send an annual statement to you that will summarize all of the above transactions and deductions of charges during the Policy year. It will also set forth the status of the death benefit, Policy Value, Surrender Value, amounts in the Sub-Accounts and Fixed Account, and any Policy loans. We will send you reports containing financial statements and other information for the Variable Account, the Trust, VIP and T. Rowe Price as the 1940 Act requires.

                               LEGAL PROCEEDINGS

There are no pending legal proceedings involving the Variable Account or its assets. The Company is not involved in any litigation that is materially important to its total assets.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts. We may redeem the shares of a Fund and substitute shares of another registered open-end management company, if:

    - The shares of the fund are no longer available for investment or

    - In our judgment further investment in the Fund would be improper based on the purposes of the Variable Account or the affected Sub-Account

Where the 1940 Act or other law requires, we will not substitute any shares respecting a Policy interest in a sub-account without notice to Policy Owners and prior approval of the SEC and state insurance authorities. The variable account may, as the law allows, purchase other securities for other policies or allow a conversion between policies on a Policy Owner's request.

We reserve the right to establish additional sub-accounts funded by a new fund or by another investment company. Subject to law, we may, in our sole discretion, establish new sub-accounts or eliminate one or more sub-accounts.

Shares of the funds are issued to other separate accounts of the Company and its affiliates that fund variable annuity contracts ("mixed funding"). Shares of the Portfolios of VIP and T. Rowe Price are also issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policy Owners or variable annuity Policy Owners. The Company, the Trust, VIP and
T. Rowe Price do not believe that mixed funding is currently disadvantageous to either variable life insurance Policy Owners or variable annuity Policy Owners. The Company and the Trustees will monitor events to identify any material conflicts among Policy Owners because of mixed funding. If the Trustees conclude that separate funds should be established for variable life and variable annuity separate accounts, we will bear the expenses.

We may change the Policy to reflect a substitution or other change and will notify Policy Owners of the change. Subject to any approvals the law may require, the variable account or any sub-accounts may be:

    - Operated as a management company under the 1940 Act

    - Deregistered under the 1940 Act if registration is no longer required or

    - Combined with other sub-accounts or our other separate accounts

                              FURTHER INFORMATION

We have filed a 1933 Act registration statement for this offering with the SEC. Under SEC rules and regulations, we have omitted from this Prospectus parts of the registration statement and amendments. Statements contained in this Prospectus are summaries of the Policy and other legal documents. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., on payment of the SEC's prescribed fees.

                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

This Prospectus serves as a disclosure document only for the aspects of the Policy relating to the variable account. For complete details on the fixed account, read the Policy itself. The fixed account and other interests in the general account are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. The 1933 Act provisions on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the Policy and the fixed account. The SEC has not reviewed the disclosures in this section of the Prospectus.

GENERAL DESCRIPTION

You may allocate part or all of your net payments to accumulate at a fixed rate of interest in the fixed account. The fixed account is a part of our general account. The general account is made up of all of our general assets other than those allocated to any separate account. Allocations to the fixed account become part of our general account assets and are used to support insurance and annuity obligations.

FIXED ACCOUNT INTEREST

We guarantee amounts allocated to the fixed account as to principal and a minimum rate of interest. The minimum interest we will credit on amounts allocated to the fixed account is 4.0% compounded annually. "Excess interest" may or may not be credited at our sole discretion. We will guarantee initial rates on amounts allocated to the fixed account, either as payments or transfers, to the next Policy anniversary. At each Policy anniversary, we will credit the then current interest rate to money remaining in the fixed account. We will guarantee this rate for one year.

TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND POLICY LOANS

If a Policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge may be imposed. On a decrease in face amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. We deduct partial withdrawals from policy value allocated to the fixed account on a last-in/first-out basis.

The first 12 transfers in a Policy year currently are free. After that, we will deduct a $10 transfer charge for each transfer in that Policy year. The transfer privilege is subject to our consent and to our then current rules.

Policy loans may also be made from the policy value in the fixed account. We will credit that part of the policy value that is equal to any outstanding loan with interest at an effective annual yield of at least 6.0% (8.0% for preferred loans).

We may delay transfers, surrenders, partial withdrawals, net death benefits and Policy loans up to six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the fixed account used to make payments on policies that we or our affiliates issue will not be delayed.

                            INDEPENDENT ACCOUNTANTS

The financial statements of the Company as of December 31, 1997 and 1996 and for each of the two years in the period ended December 31, 1997, and the financial statements of the Allmerica Select Separate Account II of the Company as of December 31, 1997 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policies.

                              FINANCIAL STATEMENTS

Financial Statements for the Company and for the Variable Account are included in this Prospectus, starting on the next page. The financial statements of the Company should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

FINANCIAL STATEMENTS
DECEMBER 31, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of shareholder's equity, and of cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company at December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP

Boston, Massachusetts

February 3, 1998

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     1997    1996
 -----------------------------------------------  ------  ------
 REVENUES
   Premiums.....................................  $ 22.8  $ 32.7
     Universal life and investment product
       policy fees..............................   212.2   176.2
     Net investment income......................   164.2   171.7
     Net realized investment gains (losses).....     2.9    (3.6)
     Other income...............................     1.4     0.9
                                                  ------  ------
         Total revenues.........................   403.5   377.9
                                                  ------  ------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................   187.8   192.6
     Policy acquisition expenses................     2.8    49.9
     Loss from cession of disability income
       business.................................    53.9    --
     Other operating expenses...................   101.3    86.6
                                                  ------  ------
         Total benefits, losses and expenses....   345.8   329.1
                                                  ------  ------
 Income before federal income taxes.............    57.7    48.8
                                                  ------  ------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................    13.9    26.9
     Deferred...................................     7.1    (9.8)
                                                  ------  ------
         Total federal income tax expense.......    21.0    17.1
                                                  ------  ------
 Net income.....................................  $ 36.7  $ 31.7
                                                  ------  ------
                                                  ------  ------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS)                                               1997       1996
 --------------------------------------------------------  ---------  --------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,340.5 and $1,660.2)............................  $ 1,402.5  $1,698.0
     Equity securities at fair value (cost of $34.4 and
       $33.0)............................................       54.0      41.5
     Mortgage loans......................................      228.2     221.6
     Real estate.........................................       12.0      26.1
     Policy loans........................................      140.1     131.7
     Other long term investments.........................       20.3       7.9
                                                           ---------  --------
         Total investments...............................    1,857.1   2,126.8
                                                           ---------  --------
   Cash and cash equivalents.............................       31.1      18.8
   Accrued investment income.............................       34.2      37.7
   Deferred policy acquisition costs.....................      765.3     632.7
   Reinsurance receivables on paid and unpaid losses,
     benefits and unearned premiums......................      251.1      81.5
   Other assets..........................................       10.7       8.2
   Separate account assets...............................    7,567.3   4,524.0
                                                           ---------  --------
         Total assets....................................  $10,516.8  $7,429.7
                                                           ---------  --------
                                                           ---------  --------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,097.3  $2,171.3
     Outstanding claims, losses and loss adjustment
       expenses..........................................       18.5      16.1
     Unearned premiums...................................        1.8       2.7
     Contractholder deposit funds and other policy
       liabilities.......................................       32.5      32.8
                                                           ---------  --------
         Total policy liabilities and accruals...........    2,150.1   2,222.9
                                                           ---------  --------
   Expenses and taxes payable............................       77.6      77.3
   Reinsurance premiums payable..........................        4.9     --
   Deferred federal income taxes.........................       75.9      60.2
   Separate account liabilities..........................    7,567.3   4,523.6
                                                           ---------  --------
         Total liabilities...............................    9,875.8   6,884.0
                                                           ---------  --------
   Commitments and contingencies (Note 13)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,521 and 2,518 shares issued and
     outstanding.........................................        2.5       2.5
   Additional paid in capital............................      386.9     346.3
   Unrealized appreciation on investments, net...........       38.5      20.5
   Retained earnings.....................................      213.1     176.4
                                                           ---------  --------
         Total shareholder's equity......................      641.0     545.7
                                                           ---------  --------
         Total liabilities and shareholder's equity......  $10,516.8  $7,429.7
                                                           ---------  --------
                                                           ---------  --------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     1997    1996
 -----------------------------------------------  ------  ------
 COMMON STOCK
     Balance at beginning of period.............  $  2.5  $  2.5
     Issued during year.........................    --      --
                                                  ------  ------
     Balance at end of period...................     2.5     2.5
                                                  ------  ------
 ADDITIONAL PAID IN CAPITAL
     Balance at beginning of period.............   346.3   324.3
     Contribution from Parent...................    40.6    22.0
                                                  ------  ------
     Balance at end of period...................   386.9   346.3
                                                  ------  ------
 RETAINED EARNINGS
     Balance at beginning of period.............   176.4   144.7
     Net income.................................    36.7    31.7
                                                  ------  ------
     Balance at end of period...................   213.1   176.4
                                                  ------  ------
 NET UNREALIZED APPRECIATION ON INVESTMENTS
     Balance at beginning of period.............    20.5    23.8
     Net appreciation (depreciation) on
       available for sale securities............    27.0    (5.1)
     (Provision) benefit for deferred federal
       income taxes.............................    (9.0)    1.8
                                                  ------  ------
     Balance at end of period...................    38.5    20.5
                                                  ------  ------
         Total shareholder's equity.............  $641.0  $545.7
                                                  ------  ------
                                                  ------  ------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  1997     1996
 --------------------------------------------  -------  -------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $  36.7  $  31.7
     Adjustments to reconcile net income to
       net cash used in operating activities:
         Net realized gains..................     (2.9)     3.6
         Net amortization and depreciation...    --         3.5
         Loss from cession of disability
           income business...................     53.9    --
         Deferred federal income taxes.......      7.1     (9.8)
         Payment related to cession of
           disability income business........   (207.0)   --
         Change in deferred acquisition
           costs.............................   (181.3)   (66.8)
         Change in premiums and notes
           receivable, net of reinsurance
           payable...........................      3.9     (0.2)
         Change in accrued investment
           income............................      3.5      1.2
         Change in policy liabilities and
           accruals, net.....................    (72.4)   (39.9)
         Change in reinsurance receivable....     22.1     (1.5)
         Change in expenses and taxes
           payable...........................      0.2     32.3
         Separate account activity, net......      0.4     10.5
         Other, net..........................     (7.5)    (0.2)
                                               -------  -------
             Net used in operating
               activities....................   (343.3)   (35.6)
                                               -------  -------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................    909.7    809.4
     Proceeds from disposals of equity
       securities............................      2.4      1.5
     Proceeds from disposals of other
       investments...........................     23.7     17.4
     Proceeds from mortgages matured or
       collected.............................     62.9     34.0
     Purchase of available-for-sale fixed
       maturities............................   (579.7)  (795.8)
     Purchase of equity securities...........     (3.2)   (13.2)
     Purchase of other investments...........    (79.4)   (36.2)
     Other investing activities, net.........    --        (2.0)
                                               -------  -------
         Net cash provided by investing
           activities........................    336.4     15.1
                                               -------  -------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from issuance of stock and
       capital paid in.......................     19.2     22.0
                                               -------  -------
         Net cash provided by financing
           activities........................     19.2     22.0
                                               -------  -------
 Net change in cash and cash equivalents.....     12.3      1.5
 Cash and cash equivalents, beginning of
  period.....................................     18.8     17.3
                                               -------  -------
 Cash and cash equivalents, end of period....  $  31.1  $  18.8
                                               -------  -------
                                               -------  -------
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $ --     $   3.4
     Income taxes paid.......................  $   5.4  $  16.5

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of SMA Financial Corporation ("SMAFCO"), which is wholly owned by First Allmerica Financial Life Insurance Company ("FAFLIC"). FAFLIC is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC").

The consolidated financial statements of AFLIAC include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company and its results of operations for the month of December, 1997. Somerset Square, Inc. was transferred from SMAFCO effective November 30, 1997. (See Significant Transactions.)

The Statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. Certain reclassifications have been made to the 1996 financial statements in order to conform to the 1997 presentation.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In establishing reserves, management considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. As a result of this decision real estate held by the Company and real estate joint ventures were written down to the estimated fair value less cost to sell. Depreciation is not recorded on these assets while they are held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans and real estate are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, management believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6% for life insurance and 2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Individual health benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all claims incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Premiums for individual accident and health insurance are reported as earned on a pro-rata basis over the contract period.

The unexpired portion of these premiums is recorded as unearned premiums.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, management believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and health insurance and individual annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual accident and health insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, and mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefits in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC, its life insurance subsidiaries, FAFLIC and AFLIAC, and its non-life insurance domestic subsidiaries file a life-nonlife consolidated United States Federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life insurance company taxable operating losses that can be applied to offset life insurance company taxable income. Allmerica P&C and its subsidiaries will be included in the AFC consolidated return as part of the non-life insurance company subgroup for the period July 17, 1997 through December 31, 1997. For the period January 1, 1997 through July 16, 1997, Allmerica P&C and its subsidiaries will file a separate consolidated United States Federal income tax return.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate Federal Income Tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS No.
109). These differences result primarily from loss reserves, policy acquisition expenses, and unrealized appreciation/depreciation on investments.

J.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1997, the FASB issued Statement No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION. This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, FINANCIAL REPORTING FOR SEGMENTS OF A BUSINESS ENTERPRISE. Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. The Company anticipates no impact from the adoption of Statement No. 131.

In June 1997, the FASB also issued Statement No. 130, REPORTING COMPREHENSIVE INCOME, which established standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company anticipates that the adoption of Statement No. 130 will result primarily in reporting the changes in unrealized gains and losses on investments in debt and equity securities in comprehensive income.

2.  SIGNIFICANT TRANSACTIONS

On April 14, 1997, the Company entered into an agreement in principle to transfer the Company's individual disability income under a 100% coinsurance agreement to Metropolitan Life Insurance Company. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

During the 4th quarter of 1997, SMAFCO contributed $40.6 million of additional paid in capital to the Company. The nature of the contribution was $19.2 million in cash and $21.4 million in other assets including Somerset Square, Inc.

Effective January 1, 1998, the Company entered into an agreement with Reinsurance Group of America, Inc. to reinsure the mortality risk on the universal life and variable universal life blocks of business. Management believes that this agreement will not have a material effect on the results of operations or financial position of the Company.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of SFAS No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                             1997
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
----------------------------------------  ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $     6.3  $      .5   $  --       $    6.8
States and political subdivisions.......        2.8         .2      --            3.0
Foreign governments.....................       50.1        2.0      --           52.1
Corporate fixed maturities..............    1,147.5       58.7         3.3    1,202.9
Mortgage-backed securities..............      133.8        5.2         1.3      137.7
                                          ---------      -----       -----   --------
Total fixed maturities
 available-for-sale.....................  $ 1,340.5  $    66.6   $     4.6   $1,402.5
                                          ---------      -----       -----   --------
Equity securities.......................  $    34.4  $    19.9   $     0.3   $   54.0
                                          ---------      -----       -----   --------
                                          ---------      -----       -----   --------

                                                             1996
                                          -------------------------------------------
U.S. Treasury securities and U.S.
 government and agency securities.......  $    15.7  $     0.5   $     0.2   $   16.0
States and political subdivisions.......        8.9        1.6      --           10.5
Foreign governments.....................       53.2        2.9      --           56.1
Corporate fixed maturities..............    1,437.2       38.6         6.1    1,469.7
Mortgage-backed securities..............      145.2        2.2         1.7      145.7
                                          ---------      -----       -----   --------
Total fixed maturities
 available-for-sale.....................  $ 1,660.2  $    45.8   $     8.0   $1,698.0
                                          ---------      -----       -----   --------
Equity securities.......................  $    33.0  $    10.2   $     1.7   $   41.5
                                          ---------      -----       -----   --------
                                          ---------      -----       -----   --------

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1997, the amortized cost and market value of these assets on deposit were $276.8 million and $291.7 million, respectively. At December 31, 1996, the amortized cost and market value of these assets on deposit were $284.9 million and $292.2 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.2 million were on deposit with various state and governmental authorities at December 31, 1997 and 1996.

There were no contractual fixed maturity investment commitments at December 31, 1997 and 1996, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                     1997
                                                              ------------------
DECEMBER 31,                                                  AMORTIZED   FAIR
(IN MILLIONS)                                                   COST     VALUE
------------------------------------------------------------  --------  --------
Due in one year or less.....................................  $   63.0  $   63.5
Due after one year through five years.......................     328.8     343.9
Due after five years through ten years......................     649.5     679.9
Due after ten years.........................................     299.2     315.2
                                                              --------  --------
Total.......................................................  $1,340.5  $1,402.5
                                                              --------  --------
                                                              --------  --------

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                              PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,                                VOLUNTARY      GROSS  GROSS
(IN MILLIONS)                                                     SALES        GAINS  LOSSES
------------------------------------------------------------  --------------   -----  ------
1997
Fixed maturities............................................  $    702.9       $11.4  $  5.0
Equity securities...........................................  $      1.3       $ 0.5  $ --

1996
Fixed maturities............................................  $    496.6       $ 4.3  $  8.3
Equity securities...........................................  $      1.5       $ 0.4  $  0.1

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                              EQUITY
FOR THE YEAR ENDED DECEMBER 31,                                 FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)   TOTAL
------------------------------------------------------------  ----------   -------------   ------
1997
Net appreciation, beginning of year.........................  $   12.7     $      7.8      $ 20.5
Net appreciation on available-for-sale securities...........      24.3           12.5        36.8
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      (9.8)        --            (9.8)
Provision for deferred federal income taxes.................      (5.1)          (3.9)       (9.0)
                                                                 -----          -----      ------
                                                                   9.4            8.6        18.0
                                                                 -----          -----      ------
Net appreciation, end of year...............................  $   22.1     $     16.4      $ 38.5
                                                                 -----          -----      ------
                                                                 -----          -----      ------

(1) Includes net appreciation on other investments of $11.1 million in 1997, and $2.2 million in 1996.

                                                                              EQUITY
FOR THE YEAR ENDED DECEMBER 31, 1996                            FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)   TOTAL
------------------------------------------------------------  ----------   -------------   ------
Net appreciation, beginning of year.........................  $   20.4     $      3.4      $ 23.8
Net (depreciation) appreciation on available-for-sale
 securities.................................................     (20.8)           6.7       (14.1)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       9.0         --             9.0
Benefit (provision) for deferred federal income taxes.......       4.1           (2.3)        1.8
                                                              ----------        -----      ------
                                                                  (7.7)           4.4        (3.3)
                                                              ----------        -----      ------
Net appreciation, end of year...............................  $   12.7     $      7.8      $ 20.5
                                                              ----------        -----      ------
                                                              ----------        -----      ------

(1) Includes net appreciation on other investments of $11.1 million in 1997, and $2.2 million in 1996.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31
(IN MILLIONS)                                                  1997    1996
------------------------------------------------------------  ------  ------
Mortgage loans..............................................  $228.2  $221.6
Real estate:
  Held for sale.............................................    12.0    26.1
  Held for production of income.............................    --      --
                                                              ------  ------
    Total real estate.......................................  $ 12.0  $ 26.1
                                                              ------  ------
Total mortgage loans and real estate........................  $240.2  $247.7
                                                              ------  ------
                                                              ------  ------

Reserves for mortgage loans were $9.4 million and $9.5 million at December 31, 1997 and 1996, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. As a result, real estate assets with a carrying amount of $15.7 million were written down to the estimated fair value less cost to sell of $12.0 million, and a net realized investment loss of $3.7 million was recognized. Depreciation is not recorded on these assets while they are held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1997. During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

At December 31, 1997, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $18.7 million. These commitments generally expire within one year.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  1997    1996
------------------------------------------------------------  ------  ------
Property type:
  Office building...........................................  $101.7  $ 86.1
  Residential...............................................    19.3    39.0
  Retail....................................................    42.2    55.9
  Industrial/warehouse......................................    61.9    52.6
  Other.....................................................    24.5    25.3
  Valuation allowances......................................    (9.4)  (11.2)
                                                              ------  ------
Total.......................................................  $240.2  $247.7
                                                              ------  ------
                                                              ------  ------
Geographic region:
  South Atlantic............................................  $ 68.7  $ 72.9
  Pacific...................................................    56.6    37.0
  East North Central........................................    61.4    58.3
  Middle Atlantic...........................................    29.8    35.0
  West South Central........................................     6.9     5.7
  New England...............................................    12.4    21.9
  Other.....................................................    13.8    28.1
  Valuation allowances......................................    (9.4)  (11.2)
                                                              ------  ------
Total.......................................................  $240.2  $247.7
                                                              ------  ------
                                                              ------  ------

At December 31, 1997, scheduled mortgage loan maturities were as follows: 1998 -- $52.0 million; 1999 -- $17.1 million; 2000 -- $46.3 million; 2001 -- $7.0 million; 2002 -- $11.7 million; and $94.1 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1997, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the balance sheet and changes thereto are shown below.

                                                                                                      BALANCE AT
FOR THE YEAR ENDED DECEMBER 31,                               BALANCE AT                               DECEMBER
(IN MILLIONS)                                                 JANUARY 1    ADDITIONS    DEDUCTIONS        31
------------------------------------------------------------  ----------   ----------   -----------   ----------
1997
Mortgage loans..............................................  $    9.5     $    1.1     $    1.2      $    9.4
Real estate.................................................       1.7          3.7          5.4         --
                                                                 -----          ---          ---         -----
    Total...................................................  $   11.2     $    4.8     $    6.6      $    9.4
                                                                 -----          ---          ---         -----
                                                                 -----          ---          ---         -----

1996
Mortgage loans..............................................  $   12.5     $    4.5     $    7.5      $    9.5
Real estate.................................................       2.1        --             0.4           1.7
                                                                 -----          ---          ---         -----
    Total...................................................  $   14.6     $    4.5     $    7.9      $   11.2
                                                                 -----          ---          ---         -----
                                                                 -----          ---          ---         -----

Deductions of $5.4 million to the investment valuation allowance related to real estate in 1997 primarily reflect writedowns to the estimated fair value less cost to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $20.6 million and $21.5 million, with related reserves of $7.1 million and $7.3 million as of December 31, 1997 and 1996, respectively. All impaired loans were reserved as of December 31, 1997 and 1996.

The average carrying value of impaired loans was $19.8 million and $26.3 million, with related interest income while such loans were impaired of $2.2 million and $3.4 million as of December 31, 1997 and 1996, respectively.

D.  OTHER

At December 31, 1997, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                                  1997    1996
------------------------------------------------------------  ------  ------
Fixed maturities............................................  $130.0  $137.2
Mortgage loans..............................................    20.4    22.0
Equity securities...........................................     1.3     0.7
Policy loans................................................    10.8    10.2
Real estate.................................................     3.9     6.2
Other long-term investments.................................     1.0     0.8
Short-term investments......................................     1.4     1.4
                                                              ------  ------
Gross investment income.....................................   168.8   178.5
Less investment expenses....................................    (4.6)   (6.8)
                                                              ------  ------
Net investment income.......................................  $164.2  $171.7
                                                              ------  ------
                                                              ------  ------

At December 31, 1997, mortgage loans on non-accrual status were $2.8 million, which were all restructured loans. There were no fixed maturities on non-accrual status at December 31, 1997. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investment, had no impact in 1997, and reduced net income by $0.1 million in 1996.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $21.1 million and $25.4 million at December 31, 1997 and 1996, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.9 million and $3.6 million in 1997 and 1996, respectively. Actual interest income on these loans included in net investment income aggregated $2.1 million and $2.2 million in 1997 and 1996, respectively.

There were no fixed maturities or mortgage loans which were non-income producing for the twelve months ended December 31, 1997.

B.  REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                                  1997    1996
------------------------------------------------------------  ------  ------
Fixed maturities............................................  $  3.0  $ (3.3)
Mortgage loans..............................................    (1.1)   (3.2)
Equity securities...........................................     0.5     0.3
Real estate.................................................    (1.5)    2.5
Other.......................................................     2.0     0.1
                                                              ------  ------
Net realized investment losses..............................  $  2.9  $ (3.6)
                                                              ------  ------
                                                              ------  ------

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

REINSURANCE RECEIVABLES

The carrying amount of the reinsurance receivable for outstanding claims, losses and loss adjustment expenses reported in the balance sheet approximates fair value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under investment type contracts are estimated based on current surrender values.

The estimated fair values of the financial instruments were as follows:

                                                                     1997                1996
                                                              ------------------  ------------------
DECEMBER 31,                                                  CARRYING    FAIR    CARRYING    FAIR
(IN MILLIONS)                                                  VALUE     VALUE     VALUE     VALUE
------------------------------------------------------------  --------  --------  --------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $   31.1  $   31.1  $   18.8  $   18.8
  Fixed maturities..........................................   1,402.5   1,402.5   1,698.0   1,698.0
  Equity securities.........................................      54.0      54.0      41.5      41.5
  Mortgage loans............................................     228.2     239.8     221.6     229.3
  Policy loans..............................................     140.1     140.1     131.7     131.7
  Reinsurance receivables...................................     251.1     251.1      72.5      72.5
                                                              --------  --------  --------  --------
                                                              $2,107.0  $2,118.6  $2,184.1  $2,191.8
                                                              --------  --------  --------  --------
                                                              --------  --------  --------  --------
FINANCIAL LIABILITIES
  Individual annuity contracts..............................     876.0     850.6     910.2     885.9
  Supplemental contracts without life contingencies.........      15.3      15.3      15.9      15.9
  Other individual contract deposit funds...................       0.3       0.3       0.3       0.3
                                                              --------  --------  --------  --------
                                                              $  891.6  $  866.2  $  926.4  $  902.1
                                                              --------  --------  --------  --------
                                                              --------  --------  --------  --------

6.  DEBT

In 1997 the Company incurred no debt. During 1996, the Company utilized repurchase agreements to finance certain investments.

Interest expense was $3.4 million in 1996, relating to the repurchase agreements, and is recorded in other operating expenses.

7.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) in the statement of income is shown below:

FOR THE YEAR ENDED DECEMBER 31,
(IN MILLIONS)                                                  1997    1996
------------------------------------------------------------  ------  ------
Federal income tax expense (benefit)
  Current...................................................  $ 13.9  $ 26.9
  Deferred..................................................     7.1    (9.8)
                                                              ------  ------
Total.......................................................  $ 21.0  $ 17.1
                                                              ------  ------
                                                              ------  ------

The provision for federal income taxes does not materially differ from the amount of federal income tax determined by applying the appropriate U.S. statutory income tax rate to income before federal income taxes. The deferred tax (assets) liabilities are comprised of the following at December 31, 1997:

DECEMBER 31,
(IN MILLIONS)                                                   1997      1996
------------------------------------------------------------  --------  --------
Deferred tax (assets) liabilitie
  Loss reserves.............................................  $ (175.8) $ (137.0)
  Deferred acquisition costs................................     226.4     186.9
  Investments, net..........................................      27.0      14.2
  Bad debt reserve..........................................      (2.0)     (1.1)
  Other, net................................................       0.3      (2.8)
                                                              --------  --------
  Deferred tax liability, net...............................  $   75.9  $   60.2
                                                              --------  --------
                                                              --------  --------

Gross deferred income tax liabilities totaled $253.7 million and $201.1 million at December 31, 1997 and 1996. Gross deferred income tax assets totaled $177.8 million and $140.9 at December 31, 1997 and 1996.

Management believes, based on the Company's recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, management considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the life-nonlife consolidated group's federal income tax returns through 1991. The Company is currently considering its response to certain adjustments proposed by the IRS with respect to the life-nonlife consolidated group's federal income tax returns for 1989, 1990, and 1991. In management's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

8.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $124.1 million and $112.4 million in 1997 and 1996. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $15.0 million and $13.3 million at December 31, 1997 and 1996.

9.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

At January 1, 1998, AFLIAC could pay dividends of $33.9 million to FAFLIC without prior approval.

10.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of SFAS No. 113.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

The effects of reinsurance were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                                  1997    1996
------------------------------------------------------------  ------  ------
Insurance premiums:
  Direct....................................................  $ 48.8  $ 53.3
  Assumed...................................................     2.6     3.1
  Ceded.....................................................   (28.6)  (23.7)
                                                              ------  ------
Net premiums................................................  $ 22.8  $ 32.7
                                                              ------  ------
                                                              ------  ------
Insurance and other individual policy benefits, claims,
 losses and loss adjustment expenses:
  Direct....................................................  $226.0  $206.4
  Assumed...................................................     4.2     4.5
  Ceded.....................................................   (42.4)  (18.3)
                                                              ------  ------
Net policy benefits, claims, losses and loss adjustment
 expenses...................................................  $187.8  $192.6
                                                              ------  ------
                                                              ------  ------

11.  DEFERRED POLICY ACQUISITION EXPENSES

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                                  1997    1996
------------------------------------------------------------  ------  ------
Balance at beginning of year................................  $632.7  $555.7
  Acquisition expenses deferred.............................   184.1   116.6
  Amortized to expense during the year......................   (53.0)  (49.9)
  Adjustment to equity during the year......................   (10.2)   10.3
  Adjustment for cession of disability income insurance.....   (38.6)   --
  Adjustment for revision of universal life and variable
    universal life insurance mortality assumptions..........    50.3    --
                                                              ------  ------
Balance at end of year......................................  $765.3  $632.7
                                                              ------  ------
                                                              ------  ------

On October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.3 million recapitalization of deferred policy acquisition costs.

12.  LIABILITIES FOR INDIVIDUAL ACCIDENT AND HEALTH BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are reflected in results of operations in the year such changes are determined to be needed and recorded.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $219.9 million and $226.2 million at December 31, 1997 and 1996. Accident and health claim liabilities have been re-estimated for all prior years and were increased by $-0- million in 1997 and $3.2 million in 1996. Due to the reinsurance agreement whereby the Company has ceded substantially all of its accident and health business to the Metropolitan, management believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates are revised.

13.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit was instituted in Louisiana against Allmerica Financial Corp. and certain of its subsidiaries by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and refiled the action in Federal District Court in Worcester, Massachusetts. The plaintiffs seek to be certified as a class. The case is in the early stages of discovery and the Company is evaluating the claims. Although the Company believes it has meritorious defenses to plaintiffs' claims, there can be no assurance that the claims will be resolved on a basis which is satisfactory to the Company.

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

14.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles for stock life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                  1997    1996
------------------------------------------------------------  ------  ------
Statutory net income........................................  $ 31.5  $  5.4
Statutory Surplus...........................................  $307.1  $234.0
                                                              ------  ------
                                                              ------  ------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and Policyowners of the Allmerica Select Separate Account II of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts (Money Market, Select Aggressive Growth, Select Growth, Select Growth and Income, Select Income, Select International Equity, Select Capital Appreciation, Fidelity VIP High Income, Fidelity VIP Equity-Income, Fidelity VIP Growth, and
T. Rowe Price International Stock) constituting Allmerica Select Separate Account II of Allmerica Financial Life Insurance and Annuity Company at December 31, 1997, the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1997 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP

Boston, Massachusetts

March 25, 1998

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                                            SELECT                  SELECT                   SELECT
                                                MONEY     AGGRESSIVE    SELECT      GROWTH      SELECT    INTERNATIONAL
                                                MARKET      GROWTH      GROWTH    AND INCOME    INCOME       EQUITY
                                              ----------  ----------  ----------  ----------  ----------  -------------
ASSETS:
Investments in shares of Allmerica
  Investment Trust..........................  $2,639,594  $4,600,140  $4,006,492  $4,259,274  $1,544,600  $  3,629,102
Investments in shares of Fidelity Variable
  Insurance Products
  Fund (VIP)................................          --         --           --         --           --            --
Investment in shares of T. Rowe Price
  International Series, Inc.................          --         --           --         --           --            --
                                              ----------  ----------  ----------  ----------  ----------  -------------
  Total assets..............................   2,639,594  4,600,140    4,006,492  4,259,274    1,544,600     3,629,102

LIABILITIES:
Payable to Allmerica Financial Life
  Insurance and Annuity Company.............      58,536         --           --         --           --            --
                                              ----------  ----------  ----------  ----------  ----------  -------------
  Net assets................................  $2,581,058  $4,600,140  $4,006,492  $4,259,274  $1,544,600  $  3,629,102
                                              ----------  ----------  ----------  ----------  ----------  -------------
                                              ----------  ----------  ----------  ----------  ----------  -------------
Net asset distribution by category:
  Variable life policies....................  $2,581,058  $4,600,140  $4,006,492  $4,259,274  $1,544,600  $  3,629,102
                                              ----------  ----------  ----------  ----------  ----------  -------------
                                              ----------  ----------  ----------  ----------  ----------  -------------
  Units outstanding, December 31, 1997......   2,286,565  2,679,164    2,121,174  2,426,270    1,265,717     2,569,520
  Net asset value per unit, December 31,
    1997....................................  $ 1.128793  $1.717006   $ 1.888809  $1.755482   $ 1.220336  $   1.412366

                                                 SELECT      FIDELITY      FIDELITY      FIDELITY   T. ROWE PRICE
                                                CAPITAL         VIP           VIP          VIP      INTERNATIONAL
                                              APPRECIATION  HIGH INCOME  EQUITY-INCOME    GROWTH        STOCK
                                              ------------  -----------  -------------  ----------  -------------
ASSETS:
Investments in shares of Allmerica
  Investment Trust..........................  $ 2,798,827   $       --   $         --   $       --  $         --
Investments in shares of Fidelity Variable
  Insurance Products
  Fund (VIP)................................           --    1,942,293      3,301,606    2,850,448            --
Investment in shares of T. Rowe Price
  International Series, Inc.................           --           --             --           --     2,314,555
                                              ------------  -----------  -------------  ----------  -------------
  Total assets..............................    2,798,827    1,942,293      3,301,606    2,850,448     2,314,555
LIABILITIES:
Payable to Allmerica Financial Life
  Insurance and Annuity Company.............           --           --             --           --            --
                                              ------------  -----------  -------------  ----------  -------------
  Net assets................................  $ 2,798,827   $1,942,293   $  3,301,606   $2,850,448  $  2,314,555
                                              ------------  -----------  -------------  ----------  -------------
                                              ------------  -----------  -------------  ----------  -------------
Net asset distribution by category:
  Variable life policies....................  $ 2,798,827   $1,942,293   $  3,301,606   $2,850,448  $  2,314,555
                                              ------------  -----------  -------------  ----------  -------------
                                              ------------  -----------  -------------  ----------  -------------
  Units outstanding, December 31, 1997......    1,650,758    1,336,337      1,916,237    1,649,301     1,940,003
  Net asset value per unit, December 31,
    1997....................................  $  1.695480   $ 1.453445   $   1.722961   $ 1.728276  $   1.193068

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                            STATEMENTS OF OPERATIONS

                                       MONEY MARKET                  SELECT AGGRESSIVE GROWTH
                                   FOR THE                           FOR THE
                                 YEAR ENDED         FOR THE         YEAR ENDED
                                DECEMBER 31,        PERIOD         DECEMBER 31,         FOR THE
                             -------------------    5/1/95*    --------------------  PERIOD 5/1/95*
                               1997       1996    TO 12/31/95    1997       1996      TO 12/31/95
                             ---------  --------  -----------  ---------  ---------  --------------
INVESTMENT INCOME:
  Dividends................. $ 146,135  $ 42,306      $3,310   $      --  $      --      $  --
                             ---------  --------  -----------  ---------  ---------      -----

EXPENSES:
  Mortality and expense risk
    fees....................    17,744     5,083         543      18,928      4,965        104
  Administrative expense
    fees....................     4,163     1,192         125       4,440      1,165         24
                             ---------  --------  -----------  ---------  ---------      -----
    Total expenses..........    21,907     6,275         668      23,368      6,130        128
                             ---------  --------  -----------  ---------  ---------      -----

  Net investment income
    (loss)..................   124,228    36,031       2,642     (23,368)    (6,130)      (128)
                             ---------  --------  -----------  ---------  ---------      -----
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......        --        --          --     342,572     90,988         --
  Net realized gain (loss)
    from sales of
    investments.............        --        --          --        (801)    13,851          4
                             ---------  --------  -----------  ---------  ---------      -----
    Net realized gain
      (loss)................        --        --          --     341,771    104,839          4
  Net unrealized gain
    (loss)..................        --        --          --      72,690     26,999        417
                             ---------  --------  -----------  ---------  ---------      -----

    Net realized and
      unrealized gain
      (loss)................        --        --          --     414,461    131,838        421
                             ---------  --------  -----------  ---------  ---------      -----
    Net increase (decrease)
      in net assets from
      operations............ $ 124,228  $ 36,031      $2,642   $ 391,093  $ 125,708      $ 293
                             ---------  --------  -----------  ---------  ---------      -----
                             ---------  --------  -----------  ---------  ---------      -----

                                        SELECT GROWTH                    SELECT GROWTH AND INCOME
                                   FOR THE                               FOR THE
                                  YEAR ENDED                            YEAR ENDED
                                 DECEMBER 31,         FOR THE          DECEMBER 31,          FOR THE
                             --------------------  PERIOD 5/1/95*  --------------------  PERIOD 5/1/95*
                               1997       1996      TO 12/31/95      1997       1996       TO 12/31/95
                             ---------  ---------  --------------  ---------  ---------  ---------------
INVESTMENT INCOME:
  Dividends................. $  11,566  $   3,276      $  14       $  38,447  $   8,758      $  571
                             ---------  ---------      -----       ---------  ---------     -------
EXPENSES:
  Mortality and expense risk
    fees....................    15,735      3,176         38          17,679      3,438         115
  Administrative expense
    fees....................     3,691        745          9           4,146        807          27
                             ---------  ---------      -----       ---------  ---------     -------
    Total expenses..........    19,426      3,921         47          21,825      4,245         142
                             ---------  ---------      -----       ---------  ---------     -------
  Net investment income
    (loss)..................    (7,860)      (645)       (33)         16,622      4,513         429
                             ---------  ---------      -----       ---------  ---------     -------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......   199,778    157,037         --         351,176     77,803       5,516
  Net realized gain (loss)
    from sales of
    investments.............    19,841     13,278         11          18,494        886         783
                             ---------  ---------      -----       ---------  ---------     -------
    Net realized gain
      (loss)................   219,619    170,315         11         369,670     78,689       6,299
  Net unrealized gain
    (loss)..................   405,886    (87,178)      (892)         87,946     24,966      (1,200)
                             ---------  ---------      -----       ---------  ---------     -------
    Net realized and
      unrealized gain
      (loss)................   625,505     83,137       (881)        457,616    103,655       5,099
                             ---------  ---------      -----       ---------  ---------     -------
    Net increase (decrease)
      in net assets from
      operations............ $ 617,645  $  82,492      $(914)      $ 474,238  $ 108,168      $5,528
                             ---------  ---------      -----       ---------  ---------     -------
                             ---------  ---------      -----       ---------  ---------     -------

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                       SELECT INCOME                SELECT INTERNATIONAL EQUITY
                                  FOR THE                             FOR THE
                                 YEAR ENDED         FOR THE          YEAR ENDED          FOR THE
                                DECEMBER 31,        PERIOD          DECEMBER 31,         PERIOD
                             ------------------     5/1/95*     --------------------     5/1/95*
                               1997      1996     TO 12/31/95     1997       1996      TO 12/31/95
                             --------  --------  -------------  ---------  ---------  -------------
INVESTMENT INCOME:
  Dividends................. $ 71,740  $ 27,253     $1,445      $  79,369  $  23,190     $  480
                             --------  --------     ------      ---------  ---------     ------

EXPENSES:
  Mortality and expense risk
    fees....................    7,062     2,513         63         15,789      3,547         67
  Administrative expense
    fees....................    1,657       589         15          3,704        832         15
                             --------  --------     ------      ---------  ---------     ------
    Total expenses..........    8,719     3,102         78         19,493      4,379         82
                             --------  --------     ------      ---------  ---------     ------

  Net investment income
    (loss)..................   63,021    24,151      1,367         59,876     18,811        398
                             --------  --------     ------      ---------  ---------     ------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......       --        --         --        111,310      2,758        141
  Net realized gain (loss)
    from sales of
    investments.............    2,433      (472)       140         16,112        654        537
                             --------  --------     ------      ---------  ---------     ------
    Net realized gain
      (loss)................    2,433      (472)       140        127,422      3,412        678
  Net unrealized gain
    (loss)..................   28,919    (4,696)       187       (153,589)   116,537        533
                             --------  --------     ------      ---------  ---------     ------

    Net realized and
      unrealized gain
      (loss)................   31,352    (5,168)       327        (26,167)   119,949      1,211
                             --------  --------     ------      ---------  ---------     ------
    Net increase (decrease)
      in net assets from
      operations............ $ 94,373  $ 18,983     $1,694      $  33,709  $ 138,760     $1,609
                             --------  --------     ------      ---------  ---------     ------
                             --------  --------     ------      ---------  ---------     ------

                                SELECT CAPITAL APPRECIATION           FIDELITY VIP HIGH INCOME
                                   FOR THE                             FOR THE
                                 YEAR ENDED          FOR THE         YEAR ENDED
                                DECEMBER 31,         PERIOD         DECEMBER 31,         FOR THE
                             -------------------     5/1/95*     -------------------  PERIOD 5/1/95*
                               1997       1996     TO 12/31/95     1997       1996     TO 12/31/95
                             ---------  --------  -------------  ---------  --------  --------------
INVESTMENT INCOME:
  Dividends................. $      --  $     --     $1,079      $  33,619  $ 10,369       $ --
                             ---------  --------     ------      ---------  --------      -----
EXPENSES:
  Mortality and expense risk
    fees....................    10,894     2,261         95          7,324     1,532         58
  Administrative expense
    fees....................     2,556       530         22          1,718       359         13
                             ---------  --------     ------      ---------  --------      -----
    Total expenses..........    13,450     2,791        117          9,042     1,891         71
                             ---------  --------     ------      ---------  --------      -----
  Net investment income
    (loss)..................   (13,450)   (2,791)       962         24,577     8,478        (71)
                             ---------  --------     ------      ---------  --------      -----
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......        --       869         --          4,155     2,029         --
  Net realized gain (loss)
    from sales of
    investments.............     3,491       577      2,120          3,387     3,133         48
                             ---------  --------     ------      ---------  --------      -----
    Net realized gain
      (loss)................     3,491     1,446      2,120          7,542     5,162         48
  Net unrealized gain
    (loss)..................   302,721    (1,192)     1,002        140,962    14,684        805
                             ---------  --------     ------      ---------  --------      -----
    Net realized and
      unrealized gain
      (loss)................   306,212       254      3,122        148,504    19,846        853
                             ---------  --------     ------      ---------  --------      -----
    Net increase (decrease)
      in net assets from
      operations............ $ 292,762  $ (2,537)    $4,084      $ 173,081  $ 28,324       $782
                             ---------  --------     ------      ---------  --------      -----
                             ---------  --------     ------      ---------  --------      -----

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                 FIDELITY VIP EQUITY-INCOME               FIDELITY VIP GROWTH
                                   FOR THE                              FOR THE
                                 YEAR ENDED                           YEAR ENDED
                                DECEMBER 31,         FOR THE         DECEMBER 31,         FOR THE
                             -------------------  PERIOD 5/1/95*  -------------------  PERIOD 5/1/95*
                               1997       1996     TO 12/31/95      1997       1996     TO 12/31/95
                             ---------  --------  --------------  ---------  --------  --------------
INVESTMENT INCOME:
  Dividends................. $  17,528  $    226      $  638      $   8,295  $    710     $     --
                             ---------  --------      ------      ---------  --------  --------------

EXPENSES:
  Mortality and expense risk
    fees....................    12,698     2,681         101         12,398     3,400          146
  Administrative expense
    fees....................     2,979       629          23          2,908       797           34
                             ---------  --------      ------      ---------  --------  --------------
    Total expenses..........    15,677     3,310         124         15,306     4,197          180
                             ---------  --------      ------      ---------  --------  --------------

  Net investment income
    (loss)..................     1,851    (3,084)        514         (7,011)   (3,487)        (180)
                             ---------  --------      ------      ---------  --------  --------------
REALIZED AND UNREALIZED GAIN
  (LOSS)
  ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......    88,129     6,482          --         37,128    17,909           --
  Net realized gain (loss)
    from sales of
    investments.............    15,787     1,871         453         11,558      (232)      (4,864)
                             ---------  --------      ------      ---------  --------  --------------
    Net realized gain
      (loss)................   103,916     8,353         453         48,686    17,677       (4,864)
  Net unrealized gain
    (loss)..................   303,518    59,082       5,154        306,079    45,024       (5,909)
                             ---------  --------      ------      ---------  --------  --------------

    Net realized and
      unrealized gain
      (loss)................   407,434    67,435       5,607        354,765    62,701      (10,773)
                             ---------  --------      ------      ---------  --------  --------------
    Net increase (decrease)
      in net assets from
      operations............ $ 409,285  $ 64,351      $6,121      $ 347,754  $ 59,214     $(10,953)
                             ---------  --------      ------      ---------  --------  --------------
                             ---------  --------      ------      ---------  --------  --------------

                               T. ROWE PRICE INTERNATIONAL STOCK
                                   FOR THE
                                  YEAR ENDED
                                 DECEMBER 31,          FOR THE
                             --------------------  PERIOD 8/23/95*
                                1997       1996      TO 12/31/95
                             ----------  --------  ---------------
INVESTMENT INCOME:
  Dividends................. $   21,184  $  5,584       $ --
                             ----------  --------      -----
EXPENSES:
  Mortality and expense risk
    fees....................     10,189     1,629          2
  Administrative expense
    fees....................      2,390       382         --
                             ----------  --------      -----
    Total expenses..........     12,579     2,011          2
                             ----------  --------      -----
  Net investment income
    (loss)..................      8,605     3,573         (2)
                             ----------  --------      -----
REALIZED AND UNREALIZED GAIN
  (LOSS)
  ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......     30,010     3,551         --
  Net realized gain (loss)
    from sales of
    investments.............    101,222     1,101          1
                             ----------  --------      -----
    Net realized gain
      (loss)................    131,232     4,652          1
  Net unrealized gain
    (loss)..................   (130,878)   30,684         47
                             ----------  --------      -----
    Net realized and
      unrealized gain
      (loss)................        354    35,336         48
                             ----------  --------      -----
    Net increase (decrease)
      in net assets from
      operations............ $    8,959  $ 38,909       $ 46
                             ----------  --------      -----
                             ----------  --------      -----

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                    MONEY MARKET                           SELECT AGGRESSIVE GROWTH
                                             YEAR ENDED                                   YEAR ENDED
                                            DECEMBER 31,              PERIOD             DECEMBER 31,             PERIOD
                                     --------------------------    FROM 5/1/95*    -------------------------   FROM 5/1/95*
                                         1997          1996        TO 12/31/95        1997          1996        TO 12/31/95
                                     ------------   -----------   --------------   -----------   -----------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...  $    124,228   $    36,031      $  2,642      $   (23,368)  $    (6,130)    $   (128)
    Net realized gain (loss).......            --            --            --          341,771       104,839            4
    Net unrealized gain (loss).....            --            --            --           72,690        26,999          417
                                     ------------   -----------   --------------   -----------   -----------   -------------
    Net increase (decrease) in net
      assets
      from operations..............       124,228        36,031         2,642          391,093       125,708          293
                                     ------------   -----------   --------------   -----------   -----------   -------------

  FROM CAPITAL TRANSACTIONS:
    Net premiums...................    10,400,201     4,471,372       575,190        1,443,916       824,503      127,557
    Terminations...................       (13,610)           --            --          (21,979)         (621)          --
    Insurance and other charges....      (254,488)           --            --         (197,905)      (55,229)      (2,047)
    Other transfers from (to) the
      General Account of Allmerica
      Financial Life Insurance and
      Annuity Company (Sponsor)....    (9,939,966)   (2,298,619)     (521,908)       1,531,211       356,678       77,054
    Net increase (decrease) in
      investment by Allmerica
      Financial Life Insurance and
      Annuity Company (Sponsor)....            --          (215)          200               --          (292)         200
                                     ------------   -----------   --------------   -----------   -----------   -------------
    Net increase (decrease) in net
      assets from capital
      transactions.................       192,137     2,172,538        53,482        2,755,243     1,125,039      202,764
                                     ------------   -----------   --------------   -----------   -----------   -------------

    Net increase (decrease) in net
      assets.......................       316,365     2,208,569        56,124        3,146,336     1,250,747      203,057

NET ASSETS:
  Beginning of period..............     2,264,693        56,124            --        1,453,804       203,057           --
                                     ------------   -----------   --------------   -----------   -----------   -------------
  End of period....................  $  2,581,058   $ 2,264,693      $ 56,124      $ 4,600,140   $ 1,453,804     $203,057
                                     ------------   -----------   --------------   -----------   -----------   -------------
                                     ------------   -----------   --------------   -----------   -----------   -------------

                                               SELECT GROWTH                     SELECT GROWTH AND INCOME
                                          YEAR ENDED                             YEAR ENDED
                                         DECEMBER 31,          PERIOD           DECEMBER 31,          PERIOD
                                    ----------------------  FROM 5/1/95*   ----------------------  FROM 5/1/95*
                                       1997        1996     TO 12/31/95       1997        1996     TO 12/31/95
                                    ----------  ----------  ------------   ----------  ----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)... $   (7,860) $     (645) $      (33)    $   16,622  $    4,513  $      429
    Net realized gain (loss).......    219,619     170,315          11        369,670      78,689       6,299
    Net unrealized gain (loss).....    405,886     (87,178)       (892)        87,946      24,966      (1,200)
                                    ----------  ----------  ------------   ----------  ----------  ------------
    Net increase (decrease) in net
      assets
      from operations..............    617,645      82,492        (914)       474,238     108,168       5,528
                                    ----------  ----------  ------------   ----------  ----------  ------------
  FROM CAPITAL TRANSACTIONS:
    Net premiums...................  1,340,830     618,908     126,681      1,270,182     759,907      37,091
    Terminations...................    (14,477)       (609)         --        (17,389)         --          --
    Insurance and other charges....   (185,902)    (35,694)     (1,374)      (206,456)    (39,270)     (1,281)
    Other transfers from (to) the
      General Account of Allmerica
      Financial Life Insurance and
      Annuity Company (Sponsor)....  1,131,454     322,741       4,792      1,519,939     242,706     105,994
    Net increase (decrease) in
      investment by Allmerica
      Financial Life Insurance and
      Annuity Company (Sponsor)....         --        (281)        200             --        (283)        200
                                    ----------  ----------  ------------   ----------  ----------  ------------
    Net increase (decrease) in net
      assets from capital
      transactions.................  2,271,905     905,065     130,299      2,566,276     963,060     142,004
                                    ----------  ----------  ------------   ----------  ----------  ------------
    Net increase (decrease) in net
      assets.......................  2,889,550     987,557     129,385      3,040,514   1,071,228     147,532
NET ASSETS:
  Beginning of period..............  1,116,942     129,385          --      1,218,760     147,532          --
                                    ----------  ----------  ------------   ----------  ----------  ------------
  End of period.................... $4,006,492  $1,116,942  $  129,385     $4,259,274  $1,218,760  $  147,532
                                    ----------  ----------  ------------   ----------  ----------  ------------
                                    ----------  ----------  ------------   ----------  ----------  ------------

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                  SELECT INCOME                        SELECT INTERNATIONAL EQUITY
                                           YEAR ENDED                                  YEAR ENDED
                                          DECEMBER 31,             PERIOD             DECEMBER 31,              PERIOD
                                     -----------------------    FROM 5/1/95*    -------------------------    FROM 5/1/95*
                                        1997         1996       TO 12/31/95        1997          1996        TO 12/31/95
                                     -----------   ---------   --------------   -----------   -----------   --------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...  $    63,021   $  24,151      $ 1,367       $    59,876   $    18,811      $   398
    Net realized gain (loss).......        2,433        (472)         140           127,422         3,412          678
    Net unrealized gain (loss).....       28,919      (4,696)         187          (153,589)      116,537          533
                                     -----------   ---------      -------       -----------   -----------      -------
    Net increase (decrease) in net
      assets
      from operations..............       94,373      18,983        1,694            33,709       138,760        1,609
                                     -----------   ---------      -------       -----------   -----------      -------

  FROM CAPITAL TRANSACTIONS:
    Net premiums...................      605,452     321,729       32,948         1,354,454       680,979       40,124
    Terminations...................      (12,415)       (548)          --           (34,908)         (636)          --
    Insurance and other charges....     (100,701)    (16,497)        (989)         (182,904)      (45,019)      (1,522)
    Other transfers from (to) the
      General
      Account of Allmerica
      Financial Life
      Insurance and Annuity Company
      (Sponsor)....................      314,379     228,418       57,799         1,190,404       444,374        9,740
    Net increase (decrease) in
      investment by
      Allmerica Financial Life
      Insurance and
      Annuity Company (Sponsor)....           --        (225)         200                --          (262)         200
                                     -----------   ---------      -------       -----------   -----------      -------
    Net increase (decrease) in net
      assets from
      capital transactions.........      806,715     532,877       89,958         2,327,046     1,079,436       48,542
                                     -----------   ---------      -------       -----------   -----------      -------

    Net increase (decrease) in net
      assets.......................      901,088     551,860       91,652         2,360,755     1,218,196       50,151

NET ASSETS:
  Beginning of period..............      643,512      91,652           --         1,268,347        50,151           --
                                     -----------   ---------      -------       -----------   -----------      -------
  End of period....................  $ 1,544,600   $ 643,512      $91,652       $ 3,629,102   $ 1,268,347      $50,151
                                     -----------   ---------      -------       -----------   -----------      -------
                                     -----------   ---------      -------       -----------   -----------      -------

                                          SELECT CAPITAL APPRECIATION                    FIDELITY VIP HIGH INCOME
                                          YEAR ENDED                                 YEAR ENDED
                                         DECEMBER 31,             PERIOD            DECEMBER 31,               PERIOD

                                    -----------------------    FROM 5/1/95*    -----------------------      FROM 5/1/95*

                                       1997         1996       TO 12/31/95        1997         1996         TO 12/31/95

                                    -----------   ---------   --------------   -----------   ---------   ------------------

INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)... $   (13,450)  $  (2,791)     $    962      $    24,577   $   8,478        $   (71)

    Net realized gain (loss).......       3,491       1,446         2,120            7,542       5,162             48

    Net unrealized gain (loss).....     302,721      (1,192)        1,002          140,962      14,684            805

                                    -----------   ---------   --------------   -----------   ---------        -------

    Net increase (decrease) in net
      assets
      from operations..............     292,762      (2,537)        4,084          173,081      28,324            782

                                    -----------   ---------   --------------   -----------   ---------        -------

  FROM CAPITAL TRANSACTIONS:
    Net premiums...................   1,254,757     652,549       114,192          653,604     325,210         20,148

    Terminations...................     (13,698)         --            --          (25,742)       (578)            --

    Insurance and other charges....    (203,548)    (87,458)       (1,350)         (95,813)    (19,247)        (1,024)

    Other transfers from (to) the
      General
      Account of Allmerica
      Financial Life
      Insurance and Annuity Company
      (Sponsor)....................     642,641     140,136         6,392          870,165     (34,771)        48,201

    Net increase (decrease) in
      investment by
      Allmerica Financial Life
      Insurance and
      Annuity Company (Sponsor)....          --        (295)          200               --        (247)           200

                                    -----------   ---------   --------------   -----------   ---------        -------

    Net increase (decrease) in net
      assets from
      capital transactions.........   1,680,152     704,932       119,434        1,402,214     270,367         67,525

                                    -----------   ---------   --------------   -----------   ---------        -------

    Net increase (decrease) in net
      assets.......................   1,972,914     702,395       123,518        1,575,295     298,691         68,307

NET ASSETS:
  Beginning of period..............     825,913     123,518            --          366,998      68,307             --

                                    -----------   ---------   --------------   -----------   ---------        -------

  End of period.................... $ 2,798,827   $ 825,913      $123,518      $ 1,942,293   $ 366,998        $68,307

                                    -----------   ---------   --------------   -----------   ---------        -------

                                    -----------   ---------   --------------   -----------   ---------        -------


* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                            FIDELITY VIP EQUITY-INCOME                    FIDELITY VIP GROWTH
                                           YEAR ENDED                                  YEAR ENDED
                                          DECEMBER 31,             PERIOD             DECEMBER 31,            PERIOD
                                     -----------------------    FROM 5/1/95*     -----------------------   FROM 5/1/95*
                                        1997         1996        TO 12/31/95        1997         1996      TO 12/31/95
                                     -----------   ---------   ---------------   -----------   ---------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...  $     1,851   $  (3,084)     $    514       $    (7,011)  $  (3,487)    $   (180)
    Net realized gain (loss).......      103,916       8,353           453            48,686      17,677       (4,864)
    Net unrealized gain (loss).....      303,518      59,082         5,154           306,079      45,024       (5,909)
                                     -----------   ---------   ---------------   -----------   ---------   ------------
    Net increase (decrease) in net
      assets
      from operations..............      409,285      64,351         6,121           347,754      59,214      (10,953)
                                     -----------   ---------   ---------------   -----------   ---------   ------------

  FROM CAPITAL TRANSACTIONS:
    Net premiums...................    1,217,983     530,169        21,784         1,050,189     673,958      105,504
    Terminations...................      (24,981)       (704)           --           (30,496)       (105)          --
    Insurance and other charges....     (154,199)    (31,982)       (1,452)         (192,569)    (91,360)      (1,719)
    Other transfers from (to) the
      General
      Account of Allmerica
      Financial Life
      Insurance and Annuity Company
      (Sponsor)....................      943,429     225,588        96,282           729,527      88,925      122,660
    Net increase (decrease) in
      investment by
      Allmerica Financial Life
      Insurance and
      Annuity Company (Sponsor)....           --        (268)          200                --        (281)         200
                                     -----------   ---------   ---------------   -----------   ---------   ------------
    Net increase (decrease) in net
      assets from
      capital transactions.........    1,982,232     722,803       116,814         1,556,651     671,137      226,645
                                     -----------   ---------   ---------------   -----------   ---------   ------------

    Net increase (decrease) in net
      assets.......................    2,391,517     787,154       122,935         1,904,405     730,351      215,692

NET ASSETS:
  Beginning of period..............      910,089     122,935            --           946,043     215,692           --
                                     -----------   ---------   ---------------   -----------   ---------   ------------
  End of period....................  $ 3,301,606   $ 910,089      $122,935       $ 2,850,448   $ 946,043     $215,692
                                     -----------   ---------   ---------------   -----------   ---------   ------------
                                     -----------   ---------   ---------------   -----------   ---------   ------------

                                       T. ROWE PRICE INTERNATIONAL STOCK
                                          YEAR ENDED
                                         DECEMBER 31,             PERIOD
                                    -----------------------   FROM 8/23/95*
                                       1997         1996       TO 12/31/95
                                    -----------   ---------   --------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)... $     8,605   $   3,573       $   (2)
    Net realized gain (loss).......     131,232       4,652            1
    Net unrealized gain (loss).....    (130,878)     30,684           47
                                    -----------   ---------       ------
    Net increase (decrease) in net
      assets
      from operations..............       8,959      38,909           46
                                    -----------   ---------       ------
  FROM CAPITAL TRANSACTIONS:
    Net premiums...................     822,104     520,547        1,590
    Terminations...................     (11,448)         --           --
    Insurance and other charges....    (112,458)    (22,014)        (217)
    Other transfers from (to) the
      General
      Account of Allmerica
      Financial Life
      Insurance and Annuity Company
      (Sponsor)....................     893,491     175,007           39
    Net increase (decrease) in
      investment by
      Allmerica Financial Life
      Insurance and
      Annuity Company (Sponsor)....          --          --           --
                                    -----------   ---------       ------
    Net increase (decrease) in net
      assets from
      capital transactions.........   1,591,689     673,540        1,412
                                    -----------   ---------       ------
    Net increase (decrease) in net
      assets.......................   1,600,648     712,449        1,458
NET ASSETS:
  Beginning of period..............     713,907       1,458           --
                                    -----------   ---------       ------
  End of period.................... $ 2,314,555   $ 713,907       $1,458
                                    -----------   ---------       ------
                                    -----------   ---------       ------

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The Allmerica Select Separate Account II (Allmerica Select II) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company), established on May 1, 1995, for the purpose of separating from the general assets of the Company those assets used to fund the variable portion of certain flexible premium variable life policies issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Allmerica Select II are clearly identified and distinguished from the other assets and liabilities of the Company. Allmerica Select II cannot be charged with liabilities arising out of any other business of the Company.

    Allmerica Select II is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Allmerica Select II currently offers eleven Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Investment Management Company, Inc., a wholly-owned subsidiary of First Allmerica, or of the Variable Insurance Products Fund (Fidelity VIP), managed by Fidelity Management & Research Company (FMR), or of the T. Rowe Price International Series, Inc. (T. Rowe Price) managed by Rowe Price-Fleming International, Inc. The Trust, Fidelity VIP and T. Rowe Price (the Funds) are open-end, diversified management investment companies registered under the 1940 Act.

    Certain prior year balances have been reclassified to conform with current year presentation.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Trust, Fidelity VIP, or T. Rowe Price. Net realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Trust, Fidelity VIP, or T. Rowe Price at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of Allmerica Select
II. Therefore, no provision for income taxes has been charged against Allmerica Select II.

                      ALLMERICA SELECT SEPARATE ACCOUNT II

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Trust, Fidelity VIP, and T. Rowe Price at December 31, 1997, were as follows:

                                                                  PORTFOLIO INFORMATION
                                                         ---------------------------------------
                                                                                       NET ASSET
                                                          NUMBER OF      AGGREGATE       VALUE
INVESTMENT PORTFOLIO                                        SHARES          COST       PER SHARE
-------------------------------------------------------  ------------   ------------   ---------
ALLMERICA INVESTMENT TRUST:
  Money Market.........................................    2,639,594    $  2,639,594    $ 1.000
  Select Aggressive Growth.............................    2,067,479       4,500,034      2.225
  Select Growth........................................    2,212,309       3,688,676      1.811
  Select Growth and Income.............................    2,744,378       4,147,562      1.552
  Select Income........................................    1,511,351       1,520,191      1.022
  Select International Equity..........................    2,706,265       3,665,620      1.341
  Select Capital Appreciation..........................    1,649,279       2,496,295      1.697
FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
  High Income..........................................      143,026       1,785,841     13.580
  Equity-Income........................................      135,980       2,933,852     24.280
  Growth...............................................       76,831       2,505,254     37.100
T. ROWE PRICE INTERNATIONAL SERIES, INC.:
  International Stock..................................      181,676       2,414,701     12.740

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy and the cost of any additional benefits provided by rider. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value. For the years ended December 31, 1997, 1996 and 1995, these monthly deductions from Sub-Account policy values amounted to $1,886,943, $443,770, and $12,975, respectively. These amounts are included on the statements of changes in net assets in Insurance and other charges.

    The Company makes a charge of .65% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The mortality and expense risk annual charge may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but the total charge may not exceed .80% per annum. During the first 10 policy years, the Company also charges each Sub-Account .15% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted in the daily computation of unit values and paid to the Company on a daily basis.

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of First Allmerica, is principal underwriter and general distributor of Allmerica Select II. Broker-dealers sell the policies through their registered representatives who are appointed by Allmerica Investments. Commissions are paid to such

                      ALLMERICA SELECT SEPARATE ACCOUNT II

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)

registered representatives by the Company. The current series of policies have a contingent surrender charge comprised of a deferred administrative charge and a deferred sales charge. For the years ended December 31, 1997, 1996 and 1995, the Company received surrender charges of $39,306, $3,838, and $0, respectively.

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Allmerica Select II satisfies the current requirements of the regulations, and it intends that Allmerica Select II will continue to meet such requirements.

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of the Trust, Fidelity VIP, and T. Rowe Price shares by Allmerica Select II during the year ended December 31, 1997, were as follows:

INVESTMENT PORTFOLIO                                                 PURCHASES        SALES
------------------------------------------------------------------  ------------   ------------
ALLMERICA INVESTMENT TRUST:
  Money Market....................................................  $ 13,266,604   $ 13,004,422
  Select Aggressive Growth........................................     3,211,257        136,810
  Select Growth...................................................     2,641,572        177,749
  Select Growth and Income........................................     3,163,993        229,919
  Select Income...................................................     1,128,693        258,957
  Select International Equity.....................................     2,784,893        286,661
  Select Capital Appreciation.....................................     1,793,652        126,950
FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
  High Income.....................................................     1,510,885         79,939
  Equity-Income...................................................     2,308,866        236,654
  Growth..........................................................     1,732,838        146,070
T. ROWE PRICE INTERNATIONAL SERIES, INC.:
  International Stock.............................................     4,126,796      2,496,492
                                                                    ------------   ------------
Totals............................................................  $ 37,670,049   $ 17,180,623
                                                                    ------------   ------------
                                                                    ------------   ------------

                                   APPENDIX A
                      GUIDELINE MINIMUM SUM INSURED TABLE

The guideline minimum sum insured is a percentage of the policy value as set forth below, according to federal tax regulations:

                         GUIDELINE MINIMUM SUM INSURED

 Age of Insured                                                  Percentage of
on Date of Death                                                 Policy Value
-------------------------------------------------------------  -----------------
    40 and under.............................................           250%
    45.......................................................           215%
    50.......................................................           185%
    55.......................................................           150%
    60.......................................................           130%
    65.......................................................           120%
    70.......................................................           115%
    75.......................................................           105%
    80.......................................................           105%
    85.......................................................           105%
    90.......................................................           105%
    95 and above.............................................           100%

For the ages not listed, the progression between the listed ages is linear.

                                   APPENDIX B
                          OPTIONAL INSURANCE BENEFITS

This Appendix provides only a summary of other insurance benefits available by Rider for an additional charge. For more information, contact your representative.

WAIVER OF PREMIUM RIDER

This Rider provides that, during periods of total disability continuing more than four months, we will add to the policy value each month an amount you selected or the amount needed to pay the monthly insurance protection charges, whichever is greater. This amount will keep the Policy in force. This benefit is subject to our maximum issue benefits. Its cost will change yearly.

GUARANTEED INSURABILITY RIDER

This Rider guarantees that insurance may be added at various option dates without Evidence of Insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

OTHER INSURED RIDER

This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "other Insured" to convert the coverage to a flexible premium adjustable life insurance policy.

OPTION TO ACCELERATE BENEFITS ENDORSEMENT

This endorsement allows part of the Policy proceeds to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

EXCHANGE OPTION RIDER

This Rider allows you to use the Policy to insure a different person, subject to our guidelines.

GUARANTEED DEATH BENEFIT RIDER

This Rider, which is available only at issue, (a) guarantees that you Policy will not lapse regardless of the Performance of the Variable Account and (b) provides a guaranteed net death benefit.

Certain Riders May Not Be Available In All States

                                   APPENDIX C
                                PAYMENT OPTIONS

PAYMENT OPTIONS

On written request, the surrender value or all or part of any payable net death benefit may be paid under one or more payment options then offered by the Company. If you do not make an election, we will pay the benefits in a single sum. If a payment option is selected, the beneficiary may pay to us any amount that would otherwise be deducted from the death benefit. A certificate will be provided to the payee describing the payment option selected.

The amounts payable under a payment option are paid from the general account. These amounts are not based on the investment experience of the variable account.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Policy owner and beneficiary provisions, any option selection may be changed before the net death benefit becomes payable. If you make no selection, the beneficiary may select an option when the net death benefit becomes payable.

                                   APPENDIX D
                 ILLUSTRATIONS OF DEATH BENEFIT, POLICY VALUES
                            AND ACCUMULATED PAYMENTS

The following tables illustrate the way in which the Policy's death benefit and Policy Value could vary over an extended period of time. ON REQUEST, WE WILL PROVIDE A COMPARABLE ILLUSTRATION BASED ON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASS, AND THE REQUESTED FACE AMOUNT, DEATH BENEFIT OPTION AND RIDERS.

ASSUMPTIONS

The tables illustrate a Policy issued to a male, Age 30, under a standard Underwriting Class and qualifying for the non-smoker discount, and a Policy issued to a male, Age 45, under a standard Underwriting Class and qualifying for the non-smoker discount. In each case, one table illustrates the guaranteed cost of insurance rates and the other table illustrates the current cost of insurance rates as presently in effect.

The tables assume that no Policy loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Policy year (so that no transaction or transfer charges have been incurred).

The tables assume that all premiums are allocated to and remain in the Allmerica Select II Separate Account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 12%. The second column of the tables show the amount which would accumulate if an amount equal to the Guideline Annual Premium were invested each year to earn interest (after taxes) at 5%, compounded annually.

The Policy Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy years. The values also would be different depending on the allocation of the Policy's total Policy Value among the Sub-Accounts of the Variable Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES

The amounts shown in the tables take into account the deduction of the payment expense charge, the monthly deduction from Policy Value, the daily charge against the Variable Account for mortality and expense risks and for the Variable Account administrative charge (for the first ten Policy years). In the Current Cost of Insurance tables, the Variable Account charges are equivalent to an effective annual rate of 0.80% of the average daily value of the assets in the Variable Account in the first ten Policy Years, and 0.65% thereafter. In the Guaranteed Cost of Insurance Charges tables, the Variable Account charges are equivalent to an effective annual rate of 0.95% of the average daily value of the assets in the Variable Account in the first ten Policy Years, and 0.80% thereafter.

EXPENSES OF THE UNDERLYING FUNDS

The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.95% of the average daily net assets of the Underlying Funds. The actual fees and expenses of each Underlying Fund vary, and in 1997 ranged from an annual rate of 0.35% to an annual rate of 2.00% of average daily net assets. The fees and expenses associated with your Policy may be more or less than 0.95% in the aggregate, depending upon how you make allocations of Policy Value among the Sub-Accounts.

AFIMS has declared a voluntary expense limitation of 1.35% of average net assets for the Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.50% for the Select International Equity Fund, 1.25%
for the Select Value Opportunity Fund, 1.20% for the Select Growth Fund, 1.10% for the Select Growth and Income, 1.00% for the Select Income Fund, and 0.60% for the Money Market Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1997. These limitations may be terminated at any time.

Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, the manager has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-adviser. These limitations may be terminated at any time.

NET ANNUAL RATES OF INVESTMENT

Applying the mortality and expense risk charge, the administrative charge, and the average Fund advisory fees and operating expenses of 0.95% of average net assets, in the Current Cost of Insurance Charges tables the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -1.75%, 4.25% and 10.25%, respectively, during the first 10 Policy years and -1.60%, 4.40% and 10.40%, respectively, after that. In the Guaranteed Cost of Insurance Charges tables, the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -1.90%, 4.10% and 10.10%, respectively, during the first 10 Policy years and -1.75%, 4.25% and 10.25%, respectively, after that.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Variable Account since no charges are currently made. However, if in the future the charges are made, to produce illustrated death benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges. The second column of the tables shows the amount that would accumulate if the guideline annual premium were invested to earn interest, (after taxes) at 5%, compounded annually.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                     ALLMERICA SELECT VARIABLE LIFE POLICY

                                                               AMOUNT = $100,000

                                              SUM INSURED MALE NON-SMOKER AGE 30

                                                                   FACE OPTION 2

                 BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

         PREMIUMS         HYPOTHETICAL 0%                HYPOTHETICAL 6%
         PAID PLUS    GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN            HYPOTHETICAL 12%
         INTEREST   ----------------------------  -----------------------------      GROSS INVESTMENT RETURN
           AT 5%                POLICY                         POLICY            -------------------------------
 POLICY  PER YEAR   SURRENDER    VALUE    DEATH   SURRENDER    VALUE     DEATH   SURRENDER   POLICY      DEATH
  YEAR      (1)       VALUE       (2)    BENEFIT    VALUE       (2)     BENEFIT    VALUE    VALUE (2)   BENEFIT
 ------  ---------  ---------   -------  -------  ---------   --------  -------  ---------  ---------  ---------
   1       2,100         667     1,744   101,744       777      1,854   101,854       888       1,965    101,965
   2       4,305       2,380     3,457   103,457     2,710      3,788   103,788     3,054       4,131    104,131
   3       6,620       4,198     5,140   105,140     4,860      5,803   105,803     5,577       6,520    106,520
   4       9,051       5,986     6,794   106,794     7,096      7,904   107,904     8,345       9,153    109,153
   5      11,604       7,734     8,407   108,407     9,408     10,082   110,082    11,370      12,043    112,043

   6      14,284       9,441     9,980   109,980    11,801     12,340   112,340    14,679      15,217    115,217
   7      17,098      11,121    11,525   111,525    14,290     14,694   114,694    18,313      18,717    118,717
   8      20,053      12,763    13,032   113,032    16,867     17,136   117,136    22,293      22,562    122,562
   9      23,156      14,365    14,500   114,500    19,535     19,670   119,670    26,655      26,789    126,789
   10     26,414      15,931    15,931   115,931    22,298     22,298   122,298    31,437      31,437    131,437

   11     29,834      17,345    17,345   117,345    25,057     25,057   125,057    36,592      36,592    136,592
   12     33,426      18,720    18,720   118,720    27,920     27,920   127,920    42,265      42,265    142,265
   13     37,197      20,056    20,056   120,056    30,890     30,890   130,890    48,510      48,510    148,510
   14     41,157      21,351    21,351   121,351    33,971     33,971   133,971    55,383      55,383    155,383
   15     45,315      22,604    22,604   122,604    37,166     37,166   137,166    62,949      62,949    162,949

   16     49,681      23,820    23,820   123,820    40,485     40,485   140,485    71,284      71,284    171,284
   17     54,265      24,991    24,991   124,991    43,922     43,922   143,922    80,458      80,458    180,458
   18     59,078      26,125    26,125   126,125    47,492     47,492   147,492    90,567      90,567    190,567
   19     64,132      27,221    27,221   127,221    51,199     51,199   151,199   101,706     101,706    201,706
   20     69,439      28,278    28,278   128,278    55,046     55,046   155,046   113,978     113,978    217,698

 Age 60  139,522      36,259    36,259   136,259   102,102    102,102   202,102   331,018     331,018    443,564
 Age 65  189,673      38,090    38,090   138,090   132,367    132,367   232,367   549,309     549,309    670,157
 Age 70  253,680      38,113    38,113   138,113   167,967    167,967   267,967   903,529     903,529  1,048,094
 Age 75  335,370      35,266    35,266   135,266   208,864    208,864   308,864  1,480,061  1,480,061  1,583,665

(1) Assumes a $2,000 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient policy value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                     ALLMERICA SELECT VARIABLE LIFE POLICY

                                                          MALE NON-SMOKER AGE 30

                                                SPECIFIED FACE AMOUNT = $100,000

                                                            SUM INSURED OPTION 2

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

         PREMIUMS          HYPOTHETICAL 0%                HYPOTHETICAL 6%
         PAID PLUS     GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN            HYPOTHETICAL 12%
         INTEREST   ------------------------------  ----------------------------      GROSS INVESTMENT RETURN
           AT 5%                 POLICY                         POLICY            -------------------------------
 POLICY  PER YEAR   SURRENDER    VALUE     DEATH    SURRENDER    VALUE    DEATH   SURRENDER   POLICY      DEATH
  YEAR      (1)       VALUE       (2)     BENEFIT     VALUE       (2)    BENEFIT    VALUE    VALUE (2)   BENEFIT
 ------  ---------  ---------   --------  --------  ---------   -------  -------  ---------  ---------  ---------
   1       2,100         667      1,744    101,744       777     1,854   101,854       888       1,965    101,965
   2       4,305       2,380      3,457    103,457     2,710     3,788   103,788     3,054       4,131    104,131
   3       6,620       4,198      5,140    105,140     4,860     5,803   105,803     5,577       6,520    106,520
   4       9,051       5,986      6,794    106,794     7,096     7,904   107,904     8,345       9,153    109,153
   5      11,604       7,734      8,407    108,407     9,408    10,082   110,082    11,370      12,043    112,043

   6      14,284       9,441      9,980    109,980    11,801    12,340   112,340    14,679      15,217    115,217
   7      17,098      11,121     11,525    111,525    14,290    14,694   114,694    18,313      18,717    118,717
   8      20,053      12,763     13,032    113,032    16,867    17,136   117,136    22,293      22,562    122,562
   9      23,156      14,365     14,500    114,500    19,535    19,670   119,670    26,655      26,789    126,789
   10     26,414      15,931     15,931    115,931    22,298    22,298   122,298    31,437      31,437    131,437

   11     29,834      17,345     17,345    117,345    25,057    25,057   125,057    36,592      36,592    136,592
   12     33,426      18,720     18,720    118,720    27,920    27,920   127,920    42,265      42,265    142,265
   13     37,197      20,056     20,056    120,056    30,890    30,890   130,890    48,510      48,510    148,510
   14     41,157      21,351     21,351    121,351    33,971    33,971   133,971    55,383      55,383    155,383
   15     45,315      22,604     22,604    122,604    37,166    37,166   137,166    62,949      62,949    162,949

   16     49,681      23,820     23,820    123,820    40,485    40,485   140,485    71,284      71,284    171,284
   17     54,265      24,991     24,991    124,991    43,922    43,922   143,922    80,458      80,458    180,458
   18     59,078      26,125     26,125    126,125    47,492    47,492   147,492    90,567      90,567    190,567
   19     64,132      27,221     27,221    127,221    51,199    51,199   151,199   101,706     101,706    201,706
   20     69,439      28,278     28,278    128,278    55,046    55,046   155,046   113,978     113,978    217,698

 Age 60  139,522      36,259     36,259    136,259   102,102    102,102  202,102   331,018     331,018    443,564
 Age 65  189,673      38,090     38,090    138,090   132,367    132,367  232,367   549,309     549,309    670,157
 Age 70  253,680      38,113     38,113    138,113   167,967    167,967  267,967   903,529     903,529  1,048,094
 Age 75  335,370      35,266     35,266    135,266   208,864    208,864  308,864  1,480,061  1,480,061  1,583,665

(1) Assumes a $2,000 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient policy value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                     ALLMERICA SELECT VARIABLE LIFE POLICY

                                                          MALE NON-SMOKER AGE 45

                                                          FACE AMOUNT = $250,000

                                                            SUM INSURED OPTION 1

                 BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

         PREMIUMS         HYPOTHETICAL 0%                HYPOTHETICAL 6%
         PAID PLUS    GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN            HYPOTHETICAL 12%
         INTEREST   ----------------------------  -----------------------------      GROSS INVESTMENT RETURN
           AT 5%                POLICY                         POLICY            -------------------------------
 POLICY  PER YEAR   SURRENDER    VALUE    DEATH   SURRENDER    VALUE     DEATH   SURRENDER   POLICY      DEATH
  YEAR      (1)       VALUE       (2)    BENEFIT    VALUE       (2)     BENEFIT    VALUE    VALUE (2)   BENEFIT
 ------  ---------  ---------   -------  -------  ---------   --------  -------  ---------  ---------  ---------
   1       2,100         664     1,741   101,741       774      1,852   101,852       885       1,962    101,962
   2       4,305       2,372     3,449   103,449     2,702      3,779   103,779     3,045       4,122    104,122
   3       6,620       4,182     5,124   105,124     4,843      5,785   105,785     5,558       6,501    106,501
   4       9,051       5,960     6,768   106,768     7,066      7,874   107,874     8,312       9,120    109,120
   5      11,604       7,695     8,369   108,369     9,363     10,036   110,036    11,317      11,990    111,990

   6      14,284       9,388     9,927   109,927    11,736     12,275   112,275    14,600      15,138    115,138
   7      17,098      11,052    11,455   111,455    14,201     14,605   114,605    18,200      18,604    118,604
   8      20,053      12,674    12,943   112,943    16,749     17,019   117,019    22,138      22,407    122,407
   9      23,156      14,256    14,391   114,391    19,384     19,519   119,519    26,447      26,582    126,582
   10     26,414      15,799    15,799   115,799    22,109     22,109   122,109    31,166      31,166    131,166

   11     29,834      17,183    17,183   117,183    24,817     24,817   124,817    36,237      36,237    136,237
   12     33,426      18,531    18,531   118,531    27,628     27,628   127,628    41,815      41,815    141,815
   13     37,197      19,832    19,832   119,832    30,534     30,534   130,534    47,939      47,939    147,939
   14     41,157      21,098    21,098   121,098    33,551     33,551   133,551    54,678      54,678    154,678
   15     45,315      22,318    22,318   122,318    36,672     36,672   136,672    62,083      62,083    162,083

   16     49,681      23,493    23,493   123,493    39,900     39,900   139,900    70,222      70,222    170,222
   17     54,265      24,623    24,623   124,623    43,242     43,242   143,242    79,169      79,169    179,169
   18     59,078      25,698    25,698   125,698    46,688     46,688   146,688    88,996      88,996    188,996
   19     64,132      26,731    26,731   126,731    50,257     50,257   150,257    99,805      99,805    199,805
   20     69,439      27,710    27,710   127,710    53,940     53,940   153,940   111,683     111,683    213,314

 Age 60  139,522      33,493    33,493   133,493    96,807     96,807   196,807   317,909     317,909    425,998
 Age 65  189,673      32,226    32,226   132,226   121,420    121,420   221,420   520,322     520,322    634,793
 Age 70  253,680      25,942    25,942   125,942   145,829    145,829   245,829   840,654     840,654    975,158
 Age 75  335,370      11,579    11,579   111,579   165,998    165,998   265,998  1,349,832  1,349,832  1,449,832

(1) Assumes a $4,200 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient policy value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                     ALLMERICA SELECT VARIABLE LIFE POLICY

                                                          MALE NON-SMOKER AGE 45

                                                          FACE AMOUNT = $250,000

                                                                    LEVEL OPTION

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

         PREMIUMS           HYPOTHETICAL 0%                HYPOTHETICAL 6%
         PAID PLUS      GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN            HYPOTHETICAL 12%
         INTEREST   -------------------------------  ----------------------------      GROSS INVESTMENT RETURN
           AT 5%                 POLICY                          POLICY            -------------------------------
 POLICY  PER YEAR   SURRENDER    VALUE      DEATH    SURRENDER    VALUE    DEATH   SURRENDER   POLICY      DEATH
  YEAR      (1)       VALUE       (2)      BENEFIT     VALUE       (2)    BENEFIT    VALUE    VALUE (2)   BENEFIT
 ------  ---------  ---------   --------   --------  ---------   -------  -------  ---------  ---------  ---------
   1       4,410           0      3,165     250,000        60     3,382   250,000       277       3,599    250,000
   2       9,041       2,896      6,223     250,000     3,527     6,854   250,000     4,185       7,512    250,000
   3      13,903       6,236      9,147     250,000     7,482    10,393   250,000     8,835      11,746    250,000
   4      19,008       9,475     11,970     250,000    11,538    14,033   250,000    13,870      16,365    250,000
   5      24,368      12,588     14,667     250,000    15,674    17,753   250,000    19,306      21,385    250,000

   6      29,996      15,551     17,214     250,000    19,866    21,530   250,000    25,159      26,823    250,000
   7      35,906      18,396     19,643     250,000    24,151    25,398   250,000    31,509      32,756    250,000
   8      42,112      21,099     21,931     250,000    28,507    29,338   250,000    38,384      39,216    250,000
   9      48,627      23,638     24,054     250,000    32,914    33,330   250,000    45,823      46,239    250,000
   10     55,469      25,990     25,990     250,000    37,355    37,355   250,000    53,870      53,870    250,000

   11     62,652      27,790     27,790     250,000    41,482    41,482   250,000    62,273      62,273    250,000
   12     70,195      29,388     29,388     250,000    45,642    45,642   250,000    71,448      71,448    250,000
   13     78,114      30,790     30,790     250,000    49,843    49,843   250,000    81,498      81,498    250,000
   14     86,430      31,974     31,974     250,000    54,071    54,071   250,000    92,520      92,520    250,000
   15     95,161      32,918     32,918     250,000    58,313    58,313   250,000   104,627     104,627    250,000

   16    104,330      33,600     33,600     250,000    62,554    62,554   250,000   117,955     117,955    250,000
   17    113,956      33,996     33,996     250,000    66,783    66,783   250,000   132,665     132,665    250,000
   18    124,064      34,085     34,085     250,000    70,989    70,989   250,000   148,947     148,947    250,000
   19    134,677      33,815     33,815     250,000    75,139    75,139   250,000   167,016     167,016    250,000
   20    145,821      33,109     33,109     250,000    79,181    79,181   250,000   187,125     187,125    250,000

 Age 60   95,161      32,918     32,918     250,000    58,313    58,313   250,000   104,627     104,627    250,000
 Age 65  145,821      33,109     33,109     250,000    79,181    79,181   250,000   187,125     187,125    250,000
 Age 70  210,477      21,602     21,602     250,000    97,202    97,202   250,000   324,231     324,231    376,108
 Age 75  292,995           0    -12,603     250,000   107,255    107,255  250,000   542,791     542,791    580,786

(1) Assumes a $4,200 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient policy value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX E
                      COMPUTING MAXIMUM SURRENDER CHARGES

A separate surrender charge is computed on the date of issue and on each increase in face amount. The maximum surrender charge is a:

    - Deferred administrative charge of $8.50 per $1,000 of initial face amount (or face amount increase) AND

    - Deferred sales charge of 28.5% of payments received up to the guideline annual premium (GAP)

A further limitation is imposed based on the Standard Non-Forfeiture Law of each state. The maximum surrender charges at the date of issue and on each increase in face amount are shown in the table below. During the first two Policy years following the date of issue or an increase in face amount, the surrender charge may be less than the maximum. See "CHARGES AND DEDUCTIONS -- Surrender Charge."

The maximum surrender charge is level for the first 24 Policy months, reduces by 1/96th for the next 96 Policy months, reaching zero at the end of ten Policy years.

The Factors used to compute the maximum surrender charges vary with the issue age and underwriting class (Smoker) as indicated in the table below.

                MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

 Age at
issue or       Male          Male         Female        Female        Unisex        Unisex
Increase     Nonsmoker      Smoker       Nonsmoker      Smoker       Nonsmoker      Smoker
---------  -------------  -----------  -------------  -----------  -------------  -----------

    0              N/A          9.44           N/A          9.21           N/A          9.39
    1              N/A          9.43           N/A          9.20           N/A          9.38
    2              N/A          9.46           N/A          9.23           N/A          9.41
    3              N/A          9.49           N/A          9.25           N/A          9.45
    4              N/A          9.53           N/A          9.28           N/A          9.48
    5              N/A          9.57           N/A          9.31           N/A          9.52
    6              N/A          9.62           N/A          9.34           N/A          9.56
    7              N/A          9.66           N/A          9.38           N/A          9.61
    8              N/A          9.72           N/A          9.41           N/A          9.65
    9              N/A          9.77           N/A          9.45           N/A          9.71
   10              N/A          9.83           N/A          9.49           N/A          9.76
   11              N/A          9.89           N/A          9.53           N/A          9.82
   12              N/A          9.95           N/A          9.58           N/A          9.88
   13              N/A         10.02           N/A          9.62           N/A          9.94
   14              N/A         10.09           N/A          9.67           N/A         10.01
   15              N/A         10.16           N/A          9.72           N/A         10.07
   16              N/A         10.22           N/A          9.78           N/A         10.13
   17              N/A         10.29           N/A          9.83           N/A         10.20
   18             9.90         10.36          9.67          9.89          9.85         10.26
   19             9.95         10.43          9.72          9.95          9.90         10.33
   20            10.00         10.50          9.77         10.01          9.96         10.40
   21            10.06         10.58          9.82         10.07         10.01         10.48
   22            10.12         10.66          9.88         10.14         10.07         10.55
   23            10.19         10.75          9.94         10.21         10.13         10.64
   24            10.25         10.84         10.00         10.29         10.20         10.73
   25            10.33         10.94         10.06         10.37         10.27         10.82
   26            10.41         11.04         10.13         10.46         10.35         10.92
   27            10.49         11.16         10.21         10.54         10.43         11.03

 Age at
issue or       Male          Male         Female        Female        Unisex        Unisex
Increase     Nonsmoker      Smoker       Nonsmoker      Smoker       Nonsmoker      Smoker
---------  -------------  -----------  -------------  -----------  -------------  -----------
   28            10.58         11.28         10.28         10.64         10.52         11.15
   29            10.68         11.42         10.37         10.74         10.61         11.28
   30            10.78         11.56         10.45         10.84         10.71         11.41
   31            10.89         11.71         10.54         10.96         10.82         11.55
   32            11.00         11.87         10.64         11.07         10.93         11.70
   33            11.12         12.03         10.74         11.20         11.05         11.86
   34            11.25         12.21         10.85         11.33         11.17         12.03
   35            11.39         12.41         10.96         11.47         11.30         12.21
   36            11.54         12.61         11.08         11.61         11.44         12.40
   37            11.69         12.82         11.21         11.77         11.59         12.60
   38            11.85         13.05         11.34         11.93         11.75         12.82
   39            12.03         13.29         11.48         12.10         11.92         13.04
   40            12.21         13.54         11.63         12.28         12.09         13.28
   41            12.40         13.81         11.79         12.46         12.28         13.53
   42            12.61         14.09         11.95         12.66         12.47         13.79
   43            12.83         14.39         12.12         12.86         12.68         14.07
   44            13.06         14.71         12.30         13.07         12.90         14.36
   45            13.30         15.04         12.50         13.29         13.14         14.67
   46            13.56         15.39         12.70         13.53         13.38         14.99
   47            13.84         15.76         12.91         13.78         13.65         15.33
   48            14.13         16.16         13.14         14.04         13.93         15.69
   49            14.45         16.57         13.38         14.31         14.22         16.08
   50            14.78         17.02         13.64         14.60         14.54         16.48
   51            15.14         17.49         13.91         14.91         14.88         16.91
   52            15.52         17.99         14.20         15.23         15.24         17.37
   53            15.92         18.52         14.50         15.57         15.62         17.85
   54            16.35         19.08         14.82         15.93         16.03         18.36
   55            16.82         19.67         15.17         16.31         16.46         18.90
   56            17.31         20.29         15.53         16.71         16.93         19.47
   57            17.83         20.96         15.92         17.14         17.42         20.07
   58            18.39         21.66         16.34         17.60         17.95         20.70
   59            18.99         22.41         16.79         18.09         18.51         21.38
   60            19.63         23.20         17.28         18.62         19.11         22.10
   61            20.32         24.05         17.80         19.20         19.76         22.87
   62            21.06         24.96         18.37         19.81         20.46         23.68
   63            21.85         25.92         18.98         20.48         21.20         24.55
   64            22.69         26.94         19.63         21.18         22.00         25.47
   65            23.60         28.01         20.33         21.94         22.85         26.44
   66            24.57         29.15         21.08         22.74         23.77         27.46
   67            25.61         30.35         21.88         23.60         24.74         28.54
   68            26.73         31.63         22.75         24.52         25.80         29.69
   69            27.93         33.00         23.70         25.53         26.93         30.92
   70            29.23         34.46         24.74         26.63         28.16         32.24
   71            30.64         36.02         25.88         27.83         29.48         33.65
   72            32.13         37.70         27.13         29.15         30.90         35.17
   73            33.75         39.48         28.48         30.59         32.44         36.79
   74            35.49         41.35         29.96         32.13         34.09         38.50
   75            37.33         43.32         31.56         33.79         35.85         40.30
   76            39.30         45.37         33.29         35.57         37.73         42.18
   77            41.40         47.52         35.16         37.48         39.74         44.16
   78            43.65         49.76         37.21         39.54         41.91         46.26
   79            46.08         52.15         39.45         41.79         44.25         48.51
   80            48.73         54.71         41.92         44.25         46.82         50.93

                                    EXAMPLES

For the purposes of these examples, assume that a male, Age 35, non-smoker purchases a $100,000 Policy. In this example the guideline annual premium ("GAP") equals $1,014.21. His maximum surrender charge is calculated as follows:

Maximum surrender charge per table (11.39 H 100)                       $1,139.00

During the first two Policy years after the date of issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

    (1) Deferred administrative charge                                   $850.00
        ($8.50/$1,000 of Face Amount)

    (2) Deferred sales charge                                             Varies
        (not to exceed 29% of Premiums received,  up to one GAP

                                                            --------------------

                                                              Sum of (1) and (2)

The maximum surrender charge is $1,139.00. All payments are associated with the initial face amount unless the face amount is increased.

EXAMPLE 1:

Assume the Policy owner surrenders the Policy in the 10th Policy month, having paid total payments of $900. The surrender charge would be $1,106.50.

EXAMPLE 2:

Assume the Policy owner surrenders the Policy in the 60th month. Also assume that after the 24th Policy month, the maximum surrender charge decreases by 1/96 per month thereby reaching zero at the end of the 10th Policy year. In this example, the maximum surrender charge would be $711.88.